                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement.

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                  Bluefly, Inc.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                                  BLUEFLY, INC.
                               42 WEST 39TH STREET
                               NEW YORK, NY 10018

Dear Shareholder:

         You are cordially invited to attend the 2000 annual meeting of shareholders of Bluefly, Inc., which will be held on Thursday, February 1, 2001 at 5:00 p.m., at the Millenium Broadway Hotel, 145 West 44th Street, New York, New York. The formal Notice of Annual Meeting and Proxy Statement, fully describing the matters to be acted upon at the meeting, appear on the following pages.

         The matters scheduled to be considered at the meeting are the reincorporation of the Corporation as a Delaware corporation, the approval of the issuance of Series B Convertible Preferred Stock and Common Stock to affiliates of Soros Private Equity Partners LLC and the change in control resulting therefrom, the election of three Class 1 directors, the approval of amendments to the Corporation's 1997 Stock Option Plan and the ratification of the appointment of Bluefly's accountants.

         The Board of Directors recommends a vote FOR all the proposals being presented at the annual meeting of shareholders as being in the best interest of Bluefly and its shareholders. We urge you to read the Proxy Statement and give these proposals your careful attention before completing the enclosed proxy card.

         Your vote is important regardless of the number of shares you own. Please be sure you are represented at the meeting, whether or not you plan to attend, by signing, dating and mailing the proxy card promptly. A postage-paid return envelope is enclosed for your convenience.

         If you would like additional copies of the proxy material or if you would like to ask questions about the proposals, you should contact either Investor Relations at Bluefly, Inc. by telephone at (212) 944-8000 or D.F. King & Co., Inc. our proxy solicitor at 1(800) 242-8148 (toll free).

                                        Sincerely,

                                        E. KENNETH SEIFF
                                        President and Chief Executive Officer

                                  BLUEFLY, INC.
                               42 WEST 39TH STREET
                            NEW YORK, NEW YORK 10018

                          ----------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                February 1, 2001

                          ----------------------------


         NOTICE IS HEREBY GIVEN that the 2000 annual meeting of shareholders of Bluefly, Inc. (the "Corporation") will be held at 5:00 p.m., local time, on February 1, 2001 at the Millenium Broadway Hotel, 145 West 44th Street, New York, New York, for the following purposes:

     1. To approve the reincorporation of the Corporation as a Delaware corporation (the "Reincorporation") by merging the Corporation with and into Bluefly Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Corporation formed in order to effect the Reincorporation.

     2. To approve the issuance of at least 8,547,009 shares of the Corporation's newly-designated Series B Convertible Preferred Stock and up to 4,273,504 shares of the Corporation's common stock ("Common Stock") to Quantum Industrial Partners LDC ("QIP") and SFM Domestic Investments LLC ("SFMDI"), affiliates of Soros Private Equity Partners LLC ("Soros"), or their affiliates, pursuant to the Investment Agreement dated as of November 13, 2000, by and among the Corporation, QIP and SFMDI, and the change in control of the Corporation resulting therefrom (the "Soros Issuance").

     3. To elect three Class 1 directors of the Corporation to hold office until the annual meeting of shareholders in 2003, subject to the approval of the Soros Issuance.

     4. To approve amendments to the Bluefly, Inc. 1997 Stock Option Plan, as amended (the "Plan"), which would (i) increase the aggregate number of shares of Common Stock which may be the subject of options granted pursuant to the Plan from 1,500,000 shares to 5,400,000 shares and
          (ii) increase the number of shares as to which any participant may be granted options in any fiscal year from 100,000 shares to 1,000,000 shares.

     5. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Corporation for the fiscal year ending December 31, 2000.

     6. To transact such other business as may properly come before the meeting.

         Only holders of record of the Common Stock and the Corporation's Series A Convertible Preferred Stock at the close of business on December 15, 2000 are entitled to notice of, and to vote at, the meeting and any adjournment thereof. Such shareholders may vote in person or by proxy.

         WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE FILL IN, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                               By Order of the Board of Directors,

                               E. KENNETH SEIFF
                               President and Chief Executive Officer

December 15, 2000

                                  BLUEFLY, INC.
                               42 WEST 39TH STREET
                            NEW YORK, NEW YORK 10018

                          ----------------------------

                           DEFINITIVE PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the board of directors (the "Board of Directors") of Bluefly, Inc., a New York corporation (the "Corporation"), of proxies to be used at the 2000 annual meeting of shareholders of the Corporation to be held at 5:00 p.m., local time, on February 1, 2001, at the Millenium Broadway Hotel, 145 West 44th Street, New York, New York, and at any adjournment thereof. The purposes of the meeting are:

     1. To approve the reincorporation of the Corporation as a Delaware corporation (the "Reincorporation") by merging the Corporation with and into Bluefly Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Corporation formed in order to effect the Reincorporation.

     2. To approve the issuance of at least 8,547,009 shares of the Corporation's newly-designated Series B Convertible Preferred Stock and up to 4,273,504 shares of the Corporation's common stock ("Common Stock"), to Quantum Industrial Partners LDC ("QIP") and SFM Domestic Investments LLC ("SFMDI"), affiliates of Soros Private Equity Partners LLC ("Soros"), or their affiliates, pursuant to the Investment Agreement dated as of November 13, 2000, by and among the Corporation, QIP and SFMDI, and the change in control of the Corporation resulting therefrom (the "Soros Issuance").

     3. To elect three Class 1 directors of the Corporation to hold office until the annual meeting of shareholders in 2003, subject to the approval of the Soros Issuance.

     4. To approve amendments to the Bluefly, Inc. 1997 Stock Option Plan, as amended (the "Plan"), which would (i) increase the aggregate number of shares of Common Stock which may be the subject of options granted pursuant to the Plan from 1,500,000 shares to 5,400,000 shares and
          (ii) increase the number of shares as to which any participant may be granted options in any fiscal year from 100,000 shares to 1,000,000 shares (the "Plan Amendments").

     5. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants of the Corporation for the fiscal year ending December 31, 2000.

     6. To transact such other business as may properly come before the meeting.

         If proxy cards in the accompanying form are properly executed and returned, the shares of Common Stock, and shares of the Corporation's Series A Convertible Preferred Stock, par value $.01 per share (the "Series A Preferred Stock"), represented thereby will be voted as instructed on the proxy. If no instructions are given, such shares will be voted (i) for the Reincorporation;
(ii) for the Soros Issuance; (iii) for the election as directors of the nominees of the Board of Directors named below; (iv) for the approval of the Plan Amendments; (v) for the ratification of the appointment of Pricewaterhouse Coopers LLP as independent accountants and (vi) in the discretion of the Proxies named in the proxy card on any other proposals to properly come before the meeting or any adjournment thereof. Any proxy may be revoked by a shareholder prior to its exercise upon written notice to the Chief Executive Officer of the Corporation, or by the vote of a shareholder cast in person at the meeting. The approximate date of mailing of this Proxy Statement and accompanying form of proxy is December 18, 2000.

                                     VOTING

         Holders of record of Common Stock and Series A Preferred Stock as of the close of business on December 15, 2000 (the "Record Date") will be entitled to vote at the meeting or any adjournment thereof. Each share of Common Stock entitles the holder thereof to one vote on all matters to come before the shareholders at the meeting, except the election of the one member of the Board of Directors who is elected by the holders of Series A Preferred Stock voting separately as a class (the "Series A Preferred Designee"). The Series A Preferred Designee was elected by vote of the holders of Series A Preferred Stock in December 2000. Each share of Series A Preferred Stock entitles the holder thereof to the number of votes equal to the number of shares of Common Stock (rounded up to the nearest whole number) into which such share is convertible as of the Record Date. As of that date, each share of Series A Preferred Stock will be convertible into approximately 1.9 shares of Common Stock. Each share of Series A Preferred Stock, therefore, entitles the holder thereof to two votes on all matters to come before the meeting. Neither the Common Stock nor the Series A Preferred Stock is entitled to cumulative voting.

         Holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business. As of the Record Date, there were 4,924,906 shares of Common Stock outstanding, each entitled to one vote, and 500,000 shares of Series A Preferred Stock outstanding, each entitled to two votes. The total number of votes entitled to be cast at the meeting is, therefore, 5,924,906. Abstentions and so-called "broker non-votes" (instances in which brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy) are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

         The favorable vote of holders of two-thirds of the issued and outstanding shares of Common Stock and Series A Preferred Stock, voting together as a class, and the favorable vote of a majority of the issued and outstanding shares of Common Stock and Series A Preferred Stock, each voting separately as a class, are necessary to approve the Reincorporation; the favorable vote of a majority of the votes cast by holders of shares of Common Stock and Series A Preferred Stock present in person or represented by proxy at the meeting, voting together as a class, is necessary to approve the Soros Issuance, the adoption of the Plan Amendments and the ratification of the independent accountants; and the favorable vote of a plurality of the votes cast by holders of shares of Common Stock and Series A Preferred Stock present in person or represented by proxy at the meeting, voting together as a class, is necessary to elect the nominees for the directors of the Corporation. Abstentions and broker non-votes will not be counted as votes cast with respect to, and therefore will have no effect on, the Soros Issuance, the election of directors, the approval of the Plan Amendments or the ratification of the independent accountants but will be counted as votes against the Reincorporation. The Board of Directors recommends a vote FOR each of the proposals set forth above.

                              THE SOROS INVESTMENT

         In order to provide for the Corporation's immediate working capital needs and to reorganize its capital structure to better position the Corporation to compete in the marketplace, on November 13, 2000, the Corporation entered into an investment agreement (the "Investment Agreement") with Quantum Industrial Partners LDC ("QIP") and SFM Domestic Investments LLC ("SFMDI"), affiliates of Soros Private Equity Partners LLC (collectively with QIP and SFMDI, "Soros"). The Investment Agreement provides for Soros, on the terms and subject to the conditions set forth in the Investment Agreement, to convert $15 million of the Corporation's indebtedness into an equity interest in the Corporation and to make an additional equity investment in the Corporation of up to $15 million (the conversion of indebtedness and additional investment are referred to as the "Soros Investment"). As contemplated by the Investment Agreement, the Soros Investment would take the form of shares of Common Stock and shares of a newly-designated Series B Convertible Preferred Stock ("Series B Preferred Stock") of the Corporation.

         The Investment Agreement was unanimously approved by the Board of Directors on October 30, 2000, based on the unanimous recommendation of a special committee of the Board of Directors comprised of the independent directors of the Corporation. It was not necessary for the Corporation to obtain the approval of its shareholders in order to enter into the Investment Agreement and the Corporation's shareholders are not being asked to ratify the Investment Agreement at the meeting. However, the consummation of the Soros Investment as contemplated by the Investment Agreement will require the Corporation to increase the number of shares of capital stock it is authorized to issue, an action which, under New York State law, requires the approval of the Corporation's shareholders. Although increasing the number of shares of capital stock the Corporation is authorized to issue could be accomplished simply by amending the Corporation's certificate of incorporation, the Corporation and Soros have agreed that the Corporation should take this opportunity to reincorporate in Delaware (the "Reincorporation") and that the increase should be submitted for approval by the Corporation's shareholders in connection with the Reincorporation. Additionally, the Corporation and Soros have agreed that the issuance of shares of Common Stock and Series B Preferred Stock to Soros as contemplated by the Investment Agreement and the change of control resulting therefrom (the "Soros Issuance") should be submitted to the approval of the Corporation's shareholders in order to comply with the listing requirements of the Nasdaq SmallCap Market ("Nasdaq SCM"). Consequently, the Board of Directors is submitting proposals to approve each of these transactions to the Corporation's shareholders at the meeting. The principal terms and conditions of the Investment Agreement are summarized below.

         The Investment Agreement provides for the Soros Investment to be consummated at three closings, the first of which occurred simultaneously with the signing of the Investment Agreement on November 13, 2000. At the first closing, Soros purchased subordinated convertible promissory notes ("New Notes") in the aggregate principal amount of $5 million from the Corporation, for cash, and exchanged senior convertible promissory notes of the Corporation in the aggregate principal amount of $15 million (which had been issued to Soros pursuant to the Note and Warrant Purchase Agreement dated as of March 28, 2000, by and between the Corporation and Soros) for subordinated convertible promissory notes ("Amended Notes" and together with the New Notes, the "Notes") of equal principal amount. The Notes are convertible into shares of Series B Preferred Stock at the rate $2.34 per share. The New Notes bear interest at the rate of 11% per annum and the Amended Notes bear interest at the rate of 8% per annum, in each case, subject to adjustment on the occurrence of an Event of Default (as defined in the Notes). The Notes mature on May 1, 2001 (the "Maturity Date"). The Corporation is not entitled to prepay the principal amount of or any interest accrued on the Notes before the Maturity Date. However, upon the occurrence of certain Events of Default, the principal amount of and all interest accrued on the Notes shall accelerate and become immediately due and payable. Also, upon the occurrence of certain other Events of Default or certain transactions which would constitute a change of control of the Corporation, Soros may require the Corporation to immediately prepay the principal amount of and all interest accrued on the Notes. Any payment of the principal amount of and all interest accrued on the Notes, whether at maturity or otherwise, must be made in cash. Soros has agreed that the Notes shall be subordinated to up to $15 million in secured inventory financing, should the Corporation obtain such financing. There can be no assurance that the Corporation will obtain such financing.

         Unless the Notes have earlier matured or accelerated or have been prepaid, the principal amount of and all interest accrued on the Notes will automatically be converted at the second closing under the Investment Agreement into shares of Series B Preferred Stock at the rate of $2.34 per share (subject to adjustment). The second closing is scheduled to occur as soon as reasonably practicable after the satisfaction of certain conditions, including the approval by the Corporation's shareholders of the Reincorporation and the Soros Issuance, regulatory approvals, the absence of litigation which is reasonably likely to have a material adverse effect on the Corporation and the absence of a material adverse change in the Corporation's business, financial condition or prospects. For a more complete description of the Reincorporation and the shareholder vote required for its approval, please refer to the section below titled "Item 1. Reincorporation in Delaware." For a more complete description of the terms of the Series B Preferred Stock to be issued to Soros and the shareholder vote required for approval of that issuance, please refer to the section below titled "Item 2. The Soros Issuance."

         The Investment Agreement provides that, as soon as practicable after the effective date of a registration statement to be filed with the Securities and Exchange Commission, the Corporation, then reorganized as a Delaware corporation, shall declare a dividend and distribute to all holders of Common Stock of record as of a specified record date a dividend in the form of transferable rights (the "Rights") to purchase, in the aggregate, 8,547,009 shares of Common Stock (the "Offering"). Each Right shall entitle the holder thereof to purchase one share of Common Stock for $2.34 and shall expire 45 days after the date on which a prospectus regarding the purchase of such share is sent to the Corporation's shareholders. Any shareholder who fully exercises his Right shall be entitled to purchase additional shares of Common Stock otherwise unsubscribed for under the Offering at $2.34 per share. At the third closing under the Investment Agreement, which shall occur as soon as practicable after the expiration of the Offering, QIP and SFMDI shall, subject to the conditions set forth in the Investment Agreement, purchase up to an aggregate of 4,273,504 shares of Common Stock otherwise unsubscribed for pursuant to the Offering at an aggregate purchase price of up to $10,000,000 (the "Standby Commitment").

         The rate at which the Notes would convert into shares of Series B Preferred Stock and the price at which the Rights would be exercised in the Offering was set at $2.34 per share after negotiations between Soros and a special committee consisting of independent members of the Board of Directors and its independent advisors, including Credit Suisse First Boston, who acted as its financial advisor. The negotiations were conducted on an arms length basis. In its negotiations with Soros, the special committee took into account a number of factors, including: (i) the historic and current market price of the Common Stock; (ii) the difficult market conditions prevailing for the raising of equity capital; (iii) the Corporation's business prospects and its operating history;
(iv) general conditions in the securities market; (v) the Corporation's need for capital; (vi) the alternative sources of capital available to the Corporation;
(vii) the amount of capital the Corporation desired to raise; (viii) the liquidity of the Common Stock; (ix) the level of risk to the Corporation's investors; (x) the need to offer shares at a price that would be attractive to investors relative to the current trading price of the Common Stock and (xi) the desire to avoid the delisting of the Common Stock from Nasdaq SCM. The $2.34 per share price should not be considered an indication of the actual value of the Common Stock. The Corporation cannot assure its shareholders that they will be able to sell shares of Common Stock purchased during the Offering at a price equal to or greater than $2.34 per share. The Corporation neither sought, nor obtained, any valuation opinion from outside financial advisors or investment bankers in connection with the negotiation of the Investment Agreement.

         The Investment Agreement provides that, for so long as there are any shares of Series A Preferred Stock or Series B Preferred Stock outstanding, the Corporation will not agree to, or take any action to, approve or otherwise facilitate any merger or consolidation or Change of Control (as defined in the Investment Agreement), unless provision has been made for the holders of Series A Preferred Stock and Series B Preferred Stock to receive from the acquiror (or any person other than the Corporation) as a result of and in connection with the transaction an amount in cash equal to their respective aggregate liquidation preference for the shares of Series A Preferred Stock and Series B Preferred Stock.

         The Investment Agreement provides that Soros may fully assign its rights under the Investment Agreement to its Affiliates (as defined in the Investment Agreement). Additionally, Soros and the Corporation have agreed that Soros may assign to non-Affiliates its right to acquire up to 2.0% of the securities to be issued pursuant to the Investment Agreement.

         The Investment Agreement may be terminated at the election of the Corporation, under certain circumstances, including if there has been material breach of the agreement by Soros or if the third closing does not occur by August 1, 2001, other than as a result of a breach by the Corporation. The Investment Agreement may be terminated at the election of Soros, under certain circumstances, including if there has been a material breach of the agreement by the Corporation or if the third closing does not occur by May 1, 2001, other than as a result of a breach by Soros.

         Soros is currently the beneficial owner of approximately 20.26% of the outstanding Common Stock. If the Soros Investment is consummated according to the terms of the Investment Agreement as summarized above, Soros would, depending on the number of shares of Common Stock acquired pursuant to the Standby Commitment, be the beneficial owner of between approximately 48.83% and 77.67% of the outstanding Common Stock.

         If the Reincorporation and the Soros Issuance are not approved by the necessary shareholder votes, the Notes will remain outstanding and the aggregate principal amount of and all interest accrued on the Notes will become due and payable on the Maturity Date, unless payable earlier under the terms of the Notes. Payment of the Notes would have a material adverse effect on the Corporation.

                       ITEM 1. REINCORPORATION IN DELAWARE

         As stated above, the Investment Agreement provides that the conversion of the Notes into shares of Series B Preferred Stock and the Standby Commitment are conditioned upon the reorganization of the Corporation as a Delaware corporation. The Corporation has agreed to reincorporate in Delaware and believes that doing so is in the best interests of the Corporation because Delaware is a more appropriate jurisdiction of incorporation for a public company for reasons more fully described below under the caption "Reasons for Reincorporation." The choice of Delaware as a jurisdiction of reincorporation also permits the Corporation to give multiple votes to the designees of the holders of Series A Preferred Stock and Series B Preferred Stock on the Board of Directors, thereby giving those holders representation on the Board of Directors proportionate to their interest in the Corporation without unduly increasing the size of the Board of Directors. Delaware law, unlike the law of New York State, permits a corporation to grant a director multiple votes on any matter to come before that corporation's board of directors. Upon the consummation of the transactions contemplated by the Investment Agreement, holders of the Series A Preferred Stock, amended as described below, and holders of the Series B Preferred Stock would each be entitled to designate one member of the Board of Directors and each such designee would be entitled to cast seven of the 19 votes on the Board of Directors.

         The Investment Agreement provides for the Reincorporation to be accomplished by a merger (the "Merger") of the Corporation with and into Bluefly Merger Sub, Inc., a Delaware corporation ("NewCo") and a wholly-owned subsidiary of the Corporation formed in order to accomplish the Reincorporation. The address and phone number of the principal executive office of NewCo are the same as those of the Corporation. The Boards of Directors of the Corporation and of NewCo have each unanimously adopted resolutions approving the Merger and, subject to the approval of the Corporation's shareholders, authorizing the filing of a plan and agreement of merger (the "Merger Agreement") with the Secretary of State of the State of New York and the Secretary of State of the

State of Delaware in order to consummate the Merger. A copy of the Merger Agreement is attached hereto as Exhibit A. Upon the effectiveness of the Merger, the number of shares of capital stock that the Corporation is authorized to issue will increase as explained below under the title "Change in Authorized Capital Stock."

PRINCIPAL FEATURES OF THE MERGER

         Upon the effectiveness of the Merger, the existing New York corporation (the "New York Corporation") will cease to exist and the Delaware corporation that survives the Merger (the "Delaware Corporation") will assume all of the assets, liabilities, rights and obligations of the New York Corporation. The Delaware Corporation will continue to operate the business of the New York Corporation under the name "Bluefly, Inc."

         The shareholders of the New York Corporation will automatically become the shareholders of the Delaware Corporation. Under the Merger Agreement, each outstanding share of the New York Corporation's common stock and preferred stock will automatically be converted into one share of the Delaware Corporation's common stock and preferred stock, respectively, upon the effectiveness of the Merger. The shareholders will have rights as shareholders of the Delaware Corporation and no longer as shareholders of the New York Corporation. Those rights will no longer be determined by New York law, the New York Corporation's existing certificate of incorporation (the "New York Certificate") or the New York Corporation's existing by-laws (the "New York By-laws") but rather by Delaware law, the Delaware Corporation's certificate of incorporation (the "Delaware Certificate") and the Delaware Corporation's by-laws (the "Delaware By-laws"). Copies of the Delaware Certificate and Delaware By-laws are attached hereto as Exhibit B and Exhibit C, respectively. It will not be necessary for shareholders to exchange their New York Corporation stock certificates for Delaware Corporation stock certificates. However, on request, the Delaware Corporation will issue new certificates to anyone who holds the New York Corporation's stock certificates.

         The Reincorporation will not result in any change in the physical location, business, management, assets, liabilities, net worth or employee benefit plans of the Corporation. The directors and officers of the New York Corporation immediately prior to the Merger will serve as the directors and officers of the Delaware Corporation immediately following the Merger, until further action with respect to directors and officers is taken in accordance with Delaware law, the Delaware Certificate and the Delaware By-laws. Options and warrants to purchase shares of the New York Corporation's common stock automatically will be converted into options and warrants to acquire an equal number of shares of the Delaware Corporation's common stock. Upon the effectiveness of the Merger, the common stock of the Delaware Corporation will be listed for trading on the Nasdaq SCM under the symbol "BFLY."

REASONS FOR THE REINCORPORATION

         The Board of Directors agrees that it would be beneficial for the Corporation to obtain the numerous advantages of Delaware law. The Board of Directors believes the proposed change in domicile is in the best interests of the Corporation and its shareholders for several reasons, including: (i) the greater predictability and flexibility afforded by Delaware corporate law and its greater responsiveness to corporate needs, (ii) the more favorable and predictable corporate environment afforded by Delaware to corporate directors and officers, and (iii) the greater certainty afforded by Delaware law with respect to directors' duties in the face of takeover offers and with respect to anti-takeover measures. As stated above, the Corporation also agreed to reincorporate in Delaware because it would permit the Corporation to give multiple votes to the designees of the holders of Series A Preferred Stock and Series B Preferred Stock on the Board of Directors, thereby giving those holders representation on the Board of Directors proportionate to their interest in the Corporation without unduly increasing the size of the Board of Directors.

         Advantages of Delaware Law. For many years, Delaware has followed a policy of encouraging incorporation under its jurisdiction. In furtherance of that policy, Delaware has long been the leading state in adopting, construing and implementing comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. As a result, Delaware's General Corporation Law has become widely regarded as the most well-defined body of corporate law in the United States. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law, establishing public policies with respect to corporate legal affairs. Delaware has a more highly developed body of case law interpreting its corporate statutes than New York, giving Delaware corporate law an added measure of predictability that is useful in a judicial system based partly on precedent. These factors often provide the directors and management of Delaware corporations with greater certainty and predictability in managing the affairs of the corporation. Furthermore, the Delaware court system provides for the relatively expeditious resolution of corporate disputes. Delaware has a specialized Court of Chancery which hears cases involving corporate law and lacks jurisdiction over tort or criminal cases. Moreover, appeals to the Supreme Court of Delaware in important cases can be made and decided relatively rapidly.

         For these reasons, many American corporations have selected Delaware for their corporate domicile either initially or through subsequent reincorporation.

         Directors and Officers. The Board of Directors believes that reincorporation under Delaware law will enhance the Corporation's ability to attract and retain qualified directors and officers as well as encourage directors and officers to continue to make independent decisions in good faith on behalf of the Corporation. The law of Delaware offers reduced risk and greater certainty and stability from the perspective of those who serve as corporate officers and directors. The intense competition that has characterized Internet retailing has greatly expanded the challenges and risks facing the directors and officers of companies in that business.

         To date, the Corporation has not experienced difficulty in retaining directors or officers. However, as a result of the significant potential liability and relatively small compensation associated with service as a director, the Corporation believes that the better understood, more favorable, and comparatively stable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, in the recruitment of talented and experienced directors and officers.

         The parameters of director and officer liability are more extensively addressed in Delaware court decisions and are therefore better defined and better understood than under New York law. In addition, the protection from liability and ability to provide indemnification for directors and officers is somewhat greater under Delaware law than under existing New York law. Accordingly, the Board of Directors believes that the Corporation's corporate objectives can be better achieved by reincorporating in Delaware.

         The Board of Directors believes that Delaware law strikes an appropriate balance with respect to personal liability of directors and officers, and that reincorporation in Delaware will enhance the Corporation's ability to recruit and retain directors and officers in the future, while providing appropriate protection for shareholders from possible abuses by directors and officers. In this regard, it should be noted that directors' personal liability is not, and cannot be, eliminated under Delaware law for intentional misconduct, bad faith conduct or any transaction from which the director derives an improper personal benefit, or for violations of federal laws such as the federal securities laws.

         Possible Disadvantages. Despite the unanimous belief of the Board of Directors that the Reincorporation is in the best interests of the Corporation and its shareholders, Delaware law has been criticized by some commentators on the grounds that it does not afford minority shareholders the same substantive rights and protections as are available in a number of other states. In addition, and as more fully explained in the section below titled "Comparison of Certificate and By-laws Provisions of the Delaware Corporation and the Corporation and Provisions in the DGCL and NYBCL," following a reincorporation by the Corporation in Delaware, the Corporation may be able to complete a business combination which it would be unable to complete if the Corporation remained incorporated in New York. Such a business combination may be opposed by some shareholders. For a comparison of shareholders' rights under Delaware and New York law, see the section below titled "Comparison of Certificate and By-laws Provisions of the Delaware Corporation and the Corporation and Provisions in the DGCL and NYBCL".

CHANGE IN AUTHORIZED CAPITAL STOCK

         In addition to the various differences between the rights of the shareholders of the New York Corporation and the Delaware Corporation which are generally attributable to differences between the corporate law of New York and Delaware and which are summarized below under the title "Comparison of Certificate and By-Laws Provisions of the Delaware Corporation and the New York Corporation and Provisions in the DGCL and NYBCL," upon the effectiveness of the Merger the authorized capital stock of the Corporation will increase and the terms of the Series A Preferred Stock will be amended.

         The New York Certificate authorizes 15,000,000 shares of common stock, par value $0.01 per share, of which 4,924,906 are issued and outstanding, and 2,000,000 shares of preferred stock, $.01 par value. The preferred stock may be issued in one or more series, each such series to have such terms, including voting rights as stated or expressed in the New York Certificate and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors. 500,000 shares of preferred stock have been designated Series A Convertible Preferred Stock, all of which are issued and outstanding; and 1,500,000 shares of preferred stock are undesignated and available for issuance.

         The Delaware Certificate authorizes 40,000,000 shares of common stock, par value $0.01 per share, and 25,000,000 shares of preferred stock, $.01 par value. The preferred stock may be issued in one or more series, each such series to have such terms, including voting rights, as stated or expressed in the Delaware Certificate and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors. 500,000 shares of preferred stock have been designated Series A Convertible Preferred Stock (the "Delaware Series A Preferred Stock"), of which 500,000 shares will be issued and outstanding upon completion of the Merger; 9,000,000 shares of preferred stock have been designated Series B Convertible Preferred Stock (the "Series B Preferred Stock"), none of which will be issued upon completion of the Merger; and 15,500,000 shares are undesignated and available for issuance. For a summary of the terms of the Series B Preferred Stock that would be authorized for issuance under the Delaware Certificate and the issuance of those shares to Soros at the second closing of the Investment Agreement, please refer to the section below titled "Item 2. The Soros Issuance."

         The increase in authorized shares of common stock and preferred stock is, in part, necessary to consummate the Soros Investment. The Board of Directors believes that the remainder of the increase is in the best interest of the Corporation because it will provide the Corporation with flexibility to use shares of its capital stock for acquisitions, in connection with possible future equity financings, to pay for assets or services, to provide incentives for employees or others in the form of options or for other corporate purposes. Other than the issuance of shares of Series B Preferred Stock to Soros upon conversion of the Notes and the issuance of shares of Common Stock pursuant to the Offering and the Standby Commitment, the Corporation has no present plans to issue any of the additional authorized shares.

         As set forth in the Delaware Certificate, the terms of the Delaware Series A Preferred Stock would differ materially from the terms of the Series A Preferred Stock as currently provided in the New York Certificate. The following is a summary of certain of those terms that would be amended upon the effectiveness of the Merger. The price at which a share of Delaware Series A Preferred Stock would be converted into a share of Common Stock would decrease from $10.50 per share to $2.34 per share (in each case subject to adjustment), as a result of which each share of Delaware Series A Preferred Stock would be convertible into 8.5 shares (rather than 1.9 shares) of Common Stock and would be entitled to nine (rather than 2) votes on any matter to come before the Corporation's shareholders. For so long as 60% of the shares of Delaware Series A Preferred Stock remain outstanding, the Corporation would be prohibited from entering into certain transaction without the approval of the holders of the majority of the shares of Delaware Series A Preferred Stock and the designee of the holders of the Delaware Series A Preferred Stock would be entitled to seven votes on any action taken by the Board of Directors. The Delaware Series A Preferred Stock would be subject to an automatic conversion provision according to which, in each successive 90-day period beginning on November 1, 2001, upon the market price of the Common Stock reaching four times the price per share at which the Delaware Series A Preferred Stock is convertible into Common Stock for thirty consecutive trading-days within such ninety-day period, one quarter of the Series A Preferred Stock initially issued to Soros would convert into Common Stock. Unlike the Series A Preferred Stock, the Delaware Series A Preferred Stock would not be subject to redemption at the option of the holder upon any change in control of the Corporation that would result in such holders receiving less than $31.50 per share. The elimination of this "put" provision is intended to qualify the Delaware Series A Preferred Stock as stockholders equity for purposes of satisfying Nasdaq SCM's "net tangible asset" test and complying with Nasdaq SCM's continued listing requirements. There can, however, be no assurance that the Corporation will continue to meet that test and comply with the Nasdaq SCM listing requirements.

COMPARISON OF CERTIFICATE AND BY-LAWS PROVISIONS OF THE DELAWARE CORPORATION AND THE NEW YORK CORPORATION AND PROVISIONS IN THE DGCL AND NYBCL

         In addition to those differences resulting from the proposed changes in the authorized capital stock of the Corporation discussed above, the relative rights of the shareholders of the Delaware Corporation and the New York Corporation and a number of other corporate governance matters will differ between the Delaware Corporation and the New York Corporation. These differences arise as a result of differences between the General Corporation Law of Delaware ("DGCL") and the New York Business Corporation Law ("NYBCL") and differences between each Corporation's respective certificate of incorporation and by-laws. The following discussion identifies what the Board of Directors, with the advice of counsel, believes to be the most significant of these differences.

         Shareholders are advised that many provisions of the DGCL and NYBCL may be subject to differing interpretations, and that those offered herein may be incomplete in certain respects. The following discussion is not a substitute for direct reference to the statutes themselves or for professional interpretation of them. In addition, the following discussion is qualified in its entirety by reference to the DGCL, the NYBCL, case law applicable in Delaware or New York, the Delaware Certificate annexed hereto as Exhibit B, the Delaware By-laws annexed hereto as Exhibit C, and the New York Certificate and New York By-laws, copies of which are available for inspection at the principal office of the Corporation and copies of which will be sent to shareholders upon request.

         Dividends and Redemption of Stock. Subject to its charter provisions, a corporation may generally pay dividends, redeem shares of its stock or make other distributions to shareholders if the corporation is solvent and would not become insolvent because of the dividend, redemption or distribution. The assets applied to such a distribution may not be greater than the corporation's "surplus." The NYBCL defines surplus as the excess of net assets over stated capital, and allows the board to adjust stated capital. The DGCL, on the other hand, defines surplus as the excess of net assets over capital, and allows the board to adjust capital (for shares with par value, the capital need only equal the aggregate par value of such shares). If there is no surplus, the DGCL allows the corporation to apply net profits from the current or preceding fiscal year, or both, unless the corporation's net assets are less than the capital represented by issued and outstanding stock which has a preference on any distribution of assets.

         Both the NYBCL and the DGCL permit redemptions only when the corporation has outstanding shares of at least one class of voting stock which is not subject to the redemption.

         Issuance of Rights and Options to Directors, Officers or Employees. Under the NYBCL, the issuance of stock rights or stock options to directors, officers or employees, as well as plans providing therefore, must be approved by a majority of votes cast at a shareholders meeting. The DGCL does not require shareholder approval of such transactions.

         Vote Required for Certain Transactions. Until February 1998, the NYBCL required the holders of two-thirds of the outstanding stock of a New York corporation to approve certain mergers, consolidations or sales of all or substantially all the corporation's assets that may occur outside the ordinary course of business. Since February 1998, however, a New York corporation may provide in its charter that the holders of a majority of the outstanding stock may approve such transactions. The Corporation has not adopted such a charter provision. Under the DGCL, holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation or sale of all or substantially all the assets without a special provision in the charter, unless the charter provides otherwise. Furthermore, in the case of a merger under the DGCL, shareholders of the surviving corporation do not have to approve the merger at all, unless the charter provides otherwise, if (a) no amendment of the surviving corporation's certificate of incorporation is made by the merger agreement; (b) each outstanding or treasury share of the surviving corporation before the merger is to be an identical outstanding or treasury share of the surviving corporation after the merger; and (c) the merger results in no more than a 20% increase in its outstanding common stock.

         Special voting requirements may apply to certain business combinations with interested shareholders. See the discussion below under the heading "Business Combinations with Interested Shareholders."

         Indemnification of Directors and Officers. The NYBCL and the DGCL both allow a corporation to indemnify its directors and officers in connection with derivative and non-derivative actions. However, both generally require that the person to be indemnified must have acted in good faith and in a manner the person reasonably believed to be consistent with the best interests of the corporation. Also, with respect to derivative actions where the person is adjudged to be liable to the corporation, indemnification is not permitted unless a court determines that the person is fairly entitled to such indemnification. The NYBCL additionally provides that indemnification may not be made in connection with derivative actions where a pending claim is settled or otherwise disposed of, or in any action where the liability arises from actions taken in bad faith, intentional wrongdoing, or where an improper personal benefit was derived. Both the New York Certificate and the Delaware Certificate generally provide for indemnification to the maximum extent permitted by applicable law.

         Insurance for Directors and Officers. The NYBCL permits a corporation to purchase insurance for its directors and officers against liabilities arising from actions and omissions of the insured person, provided that such insurance does not provide for any payment, other than cost of defense, where a final adjudication adverse to the insured director or officer establishes that his acts of active and deliberate dishonesty were material to the cause of action so adjudicated, or that he personally gained a financial profit or other advantage to which he was not legally entitled. The DGCL permits a corporation to purchase insurance for its directors, officers, employees or agents against any liability incurred in such capacity.

         Limitation of Directors' Liability. The NYBCL permits a corporation to provide in its certificate of incorporation a provision limiting the personal liability of a director to the corporation or its shareholders for damages for any breach of duty in such capacity, except for the liability of any director if a judgment or other final adjudication adverse to him establishes that (i) his acts or omissions were in bad faith or involved intentional misconduct or a knowing violation of law; (ii) he personally gained in fact a financial profit or other advantage to which he was not legally entitled; or (iii) his acts were in violation of certain provisions concerning dividends, distributions and loans to directors. The New York Certificate contains such a provision.

         The DGCL permits a corporation to provide in its certificate of incorporation a provision limiting the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except with respect to (i) any breach of the director's duty of loyalty; (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) the payment of certain unlawful dividends or distributions; or (iv) any transaction from which the director derived an improper personal benefit. The Delaware Certificate contains such a provision.

         Classification of Directors. Both laws permit "classified" boards of directors, which means the directors have staggered terms that do not all expire at once. The NYBCL permits as many as four classes, the DGCL only three. The New York Certificate provides for two classes of directors in the event that there are six or more members of the Board of Directors. The Delaware Certificate includes no provision regarding a classified board and, therefore, upon the effectiveness of the Merger, the Corporation would no longer have a classified board.

         Number of Directors. The New York By-laws generally provide that the number of directors constituting the Board of Directors will be five, except where the Board of Directors fix a greater or lesser number. The Delaware By-laws provide that the Board of Directors shall consist of at least one director, as set by the shareholders or the Board of Directors. The Investment Agreement provides that the Board of Directors shall consist of seven members so long as Soros continues to own either 20% of the Delaware Series A Preferred Stock or 20% of the Series B Preferred Stock issued pursuant to the Investment Agreement.

         Removal of Directors. Under the NYBCL, generally, directors may be removed by the shareholders for cause. Also, the certificate of incorporation or the specific provisions of a by-law adopted by the shareholders may provide for such removal by action of the board of directors, except in the case of any director elected by cumulative voting, or by the holders of the shares of any class or series, or holders of bonds, voting as a class, when so entitled by the provisions of the certificate of incorporation. The New York By-laws include such a provision. If the certificate of incorporation or the by-laws so provide, any or all of the directors may be removed without cause by vote of the shareholders. The New York By-laws include such a provision.

         Under the DGCL, generally, directors may be removed with or without cause by a majority vote of the shareholders, unless the certificate of incorporation provides otherwise. The Delaware Corporation Certificate does not provide otherwise.

         Transactions with Interested Directors. The NYBCL provides several methods for establishing the validity of transactions between a corporation and interested directors. One method requires a vote of the board or a committee that would be sufficient for such purpose without counting the vote of such interested director, or, if the votes of the disinterested directors are insufficient to constitute an act of the board or committee, by unanimous vote of the disinterested directors. The comparable provision of the DGCL requires only the affirmative vote of a majority of the disinterested directors, without requiring that such vote would be sufficient alone to be the act of the board or committee.

         Loans and Guarantees of Obligations of Directors. Under the NYBCL (as applicable to the Corporation), a corporation may not lend money to or guarantee the obligation of a director of the corporation unless the loan or guarantee is approved by the shareholders, with the holders of a majority of the votes of the shares entitled to vote thereon constituting a quorum, but shares held by directors who are beneficiaries of such loan or guarantee are not entitled to vote or to be included in the determination of a quorum. Under the DGCL, a board of directors may authorize loans or assistance to or guarantees of indebtedness of employees and officers, including any employee or officer who is a director, whenever, in the judgment of the board, such loan, assistance or guaranty may reasonably be expected to benefit the corporation.

         Business Combinations with Interested Shareholders. Provisions in both laws may help to prevent or delay changes of corporate control. In particular, both the NYBCL and the DGCL restrict or prohibit an interested shareholder from entering into certain types of business combinations unless the board of directors approves the transaction in advance.

         Under the NYBCL, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an interested shareholder, unless the board of directors approved either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquired his or her shares. An "interested shareholder" under the NYBCL is generally a beneficial owner of at least 20% of the corporation's outstanding voting stock. "Business combinations" under the NYBCL include mergers and consolidations between corporations or with an interested shareholder; sales, leases, mortgages or other dispositions to an interested shareholder of assets with an aggregate market value which either (1) equals 10% or more of the corporation's consolidated assets or outstanding stock, or (2) represents 10% or more of the consolidated earning power or net income of the corporation; issues and transfers of stock with an aggregate market value of at least 5% in relation to the outstanding stock of the corporation; liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder; reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder; and the receipt by an interested shareholder of benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

         After the five-year period referred to in the NYBCL, the law allows such business combinations if either the board of directors or a majority of the outstanding voting stock not owned by the interested shareholder have approved the business combination or the purchase of stock by the interested shareholder before the interested shareholder acquired his or her shares. Business combinations are also permitted when certain statutory "fair price" requirements are met.

         Section 203 of the DGCL generally prohibits an interested shareholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested shareholder. An "interested shareholder" under the DGCL is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock, or who owned at least 15% within the preceding three years, and this definition includes affiliates of the corporation.

         Briefly described, the prohibited combinations include: mergers or consolidations; sales, leases, exchanges or other dispositions of 10% or more of
(1) the aggregate market value of all assets of the corporation or (2) the aggregate market value of all the outstanding stock of the corporation; issuances or transfers by the corporation of its stock that would increase the proportionate share of stock owned by the interested shareholder; receipt by the interested shareholder of the benefit of loans, advances, guarantees, pledges or other financial benefits provided by the corporation; or any other transaction, with certain exceptions, that increases the proportionate share of the stock owned by the interested shareholder.

         A Delaware corporation may choose not to have Section 203 of the DGCL apply. The Delaware Corporation has chosen, however, to accept the protections of Section 203, and therefore the Delaware Certificate will not waive those protections. Nevertheless, Section 203 will not apply in the following cases:

                  o If, before the shareholder became an interested shareholder, the board of directors approved the business combination or the transaction that resulted in the shareholder becoming an interested shareholder.

                  o If, after the transaction that resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, subject to technical calculation rules.

                  o If, on or after the time the interested shareholder became an interested shareholder, the board of directors approved the business combination, and at least two-thirds of the outstanding voting stock which is not owned by the interested shareholder also ratified the business combination at a shareholders' meeting.

         Shareholder Action by Written Consent. The NYBCL permits shareholder action without a meeting upon the written consent of all outstanding shares entitled to vote on the matter, unless the certificate of incorporation permits majority shareholder consent. The New York Certificate does not so permit. The DGCL permits shareholder action without a meeting upon the written consent of holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting at which all shares entitled to vote thereon were present and voted, unless the certificate of incorporation provides otherwise.

         Inspection of Shareholders List. The NYBCL requires five days' written notice from a shareholder of record to inspect the list of record shareholders for any purpose reasonably related to the person's interest as a shareholder. Under the DGCL, any shareholder may inspect the shareholders list for any purpose reasonably related to the person's interest as a shareholder. In addition, for at least ten days prior to each shareholders meeting, a Delaware corporation must make available for examination a list of shareholders entitled to vote at the meeting.

         Dissenters' Rights/Appraisal Rights. The NYBCL provides that a dissenting shareholder has the right to receive the fair value of his shares if he complies with certain procedures and objects to (i) certain mergers and consolidations, (ii) certain dispositions of assets requiring shareholder approval, (iii) certain share exchanges, or (iv) certain amendments to the certificate of incorporation which adversely affect the rights of such shareholder. The DGCL provides such appraisal rights only in the case of shareholders objecting to certain mergers or consolidations (which class of mergers or consolidations is somewhat narrower than the class giving rise to appraisal rights under the NYBCL), unless additional appraisal rights are provided in the certificate of incorporation. The Delaware Certificate does not provide any such additional appraisal rights.

         The NYBCL provides that dissenting shareholders have no appraisal rights if their shares are listed on a national securities exchange. But in the case of shares not listed on an exchange, appraisal rights under the NYBCL allow any shareholder of a New York corporation, with various exceptions, to receive fair value for his or her shares in such transactions. Regardless of listing on an exchange, appraisal rights may be unavailable under the NYBCL in a merger between a parent corporation and its subsidiary where only one of them is a New York corporation, or in a merger between a parent and subsidiary where both are New York corporations and the parent owns at least 90% of the subsidiary. Also, appraisal rights are available to shareholders who are not allowed to vote on a merger or consolidation and whose shares will be canceled or exchanged for cash or something else of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the shareholder may have to request the appraisal and follow other required procedures.

         Similarly, under the DGCL, appraisal rights are not available to a shareholder if the corporation's shares are listed on a national securities exchange or held by more than 2,000 shareholders of record, or if the corporation will be the surviving corporation in a merger which does not require the approval of the surviving corporation's shareholders. But, regardless of listing on an exchange, a dissenting shareholder in a merger or consolidation has appraisal rights under the DGCL if the transaction requires him or her to exchange shares for anything of value other than one or more of (a) shares of stock of the surviving corporation or of a new corporation which results from the merger or consolidation, (b) shares of another corporation which will be listed on a national securities exchange or held by more than 2,000 shareholders of record after the merger or consolidation occurs, or (c) cash instead of fractional shares of the surviving corporation or another corporation.

         Holding Corporation Reorganization. The DGCL permits a corporation, unless otherwise prohibited by its certificate of incorporation (the Delaware Certificate has no such prohibition), to reorganize as a holding Corporation without shareholder approval. The reorganization contemplated by the statute is accomplished by merging the subject corporation with or into a direct or indirect wholly-owned subsidiary of the corporation and converting the stock of the corporation into stock of another direct or indirect wholly-owned subsidiary of the corporation, which would be the new holding corporation. The DGCL protects certain rights of shareholders in connection with these transactions, but there can be no assurance that such protection would be satisfactory in any specific transaction. The NYBCL has no analogous provisions allowing holding corporation reorganizations without shareholder approval.

         Special Meetings. The New York By-laws provide that special meetings of shareholders may be called by the Board of Directors, the President or by the President or Secretary at the request of holders of a majority of the shares of the Corporation entitled to vote at such meeting. The Delaware Certificate provides that special meetings of shareholders may be called by the Board of Directors, the President or the Secretary.

         Proxies. Under the NYBCL, a proxy shall not be voted or acted upon after 11 months from its date unless such proxy provides for a longer period. Under the DGCL and Delaware By-laws, a proxy shall not be voted or acted upon after three years from its date unless such proxy provides for a longer period.

TRADING OF COMMON STOCK

         After the Reincorporation, those who were formerly shareholders of the New York Corporation may continue to make sales or transfers using their New York Corporation stock certificates. The Delaware Corporation will issue new certificates representing shares of the Delaware Corporation's common stock for transfers occurring after the effective date of the Merger. On request, the Delaware Corporation will issue new certificates to anyone who holds the New York Corporation's stock certificates. Any request for new certificates will be subject to normal requirements including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

         Shareholders whose shares of the New York Corporation were freely tradable before the Reincorporation will own shares of the Delaware Corporation which are freely tradable after the Reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the Reincorporation will hold shares of the Delaware Corporation which have the same transfer restrictions after the Reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, those who hold the Delaware Corporation's stock certificates will be deemed to have acquired their shares on the date they originally acquired their shares in the New York Corporation.

         After the Reincorporation, the Delaware Corporation will continue to be a publicly held corporation, with its common stock listed for trading on Nasdaq SCM under the symbol "BFLY." The Delaware Corporation will also file with the Securities and Exchange Commission and provide to its shareholders the same types of information that the New York Corporation has previously filed and provided.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         The following discussion addresses certain federal income tax considerations that are generally applicable to holders of Common Stock who receive common stock of the Delaware Corporation in exchange for their common stock of the New York Corporation in the Reincorporation. This discussion does not address all of the tax consequences of the Reincorporation that may be relevant to particular shareholders in light of their particular circumstances, such as shareholders who are dealers in securities, who are foreign persons or who acquired their Common Stock through stock option or stock purchase programs or in other compensatory transactions. In addition, the following discussion does not address the tax consequences of transactions effected prior to or after the Reincorporation (whether or not such transactions are in connection with the Reincorporation). Finally, no foreign, state or local tax or non-income tax considerations are addressed herein. Accordingly, the Corporation's shareholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Reincorporation and related transactions, including the applicable federal, state, local and foreign tax consequences to them of the Reincorporation and such related transactions.

         The following discussion is based on the interpretation of the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service (the "IRS") is not precluded from adopting a contrary position. In addition, there can be no assurance that future legislative, judicial or administrative changes or interpretations will not adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the Reincorporation to the New York Corporation, the Delaware Corporation and/or the Corporation's shareholders.

         Subject to the limitations, qualifications and exceptions described herein, the Corporation believes that the Reincorporation will qualify as a reorganization within the meaning of Section 368(a) of the Code (a "Reorganization"). Assuming the Reincorporation qualifies as a Reorganization, the following federal income tax consequences will generally result:

         (a) No gain or loss will be recognized by holders of the common stock of the New York Corporation upon receipt of common stock of the Delaware Corporation pursuant to the Reincorporation;

         (b) The aggregate tax basis of the common stock of the Delaware Corporation received by each shareholder of the New York Corporation in the Reincorporation will be equal to the aggregate tax basis of the common stock of the New York Corporation surrendered in exchange therefor;

         (c) The holding period of the common stock of the Delaware Corporation received by each shareholder of the New York Corporation will include the period for which such shareholder held the common stock of the New York Corporation surrendered in exchange therefor, provided that such common stock of the New York Corporation was held by such shareholder as a capital asset at the time of the Reincorporation; and

         (d) No gain or loss will be recognized by the New York Corporation or the Delaware Corporation as a result of the Reincorporation.

         The Corporation has not requested a ruling from the IRS with respect to the federal income tax consequences of the Reincorporation. A successful IRS challenge to the Reorganization status of the Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of common stock exchanged in the Reincorporation equal to the difference between the shareholder's basis in such share and the fair market value, as of the time of the Reincorporation, of the common stock of the Delaware Corporation received in exchange therefor. In such event, a shareholder's aggregate basis in the shares of common stock of the Delaware Corporation received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held common stock of the Corporation.

         Even if the Reincorporation qualifies as a Reorganization, a shareholder would recognize gain if, and to the extent that, the shareholder received (directly or indirectly) consideration other than common stock of the Delaware Corporation in exchange for the shareholder's common stock of the New York Corporation or to the extent that the common stock of the Delaware Corporation were considered to be received in exchange for services or property other than solely for common stock of the New York Corporation. All or a portion of such gain could be taxable as ordinary income. Under the terms of the Merger Agreement, no such consideration other than common stock of the Delaware Corporation will be issued in the Plan of Reincorporation.

         The Corporation's shareholders will be required to attach a statement to their tax returns for the year of the reincorporation that contains the information listed in Treasury Regulation Section 1.368-3(b). Such statement must include the shareholder's tax basis in the shareholder's common stock of the New York Corporation and a description of the common stock of the Delaware Corporation received.

ACCOUNTING TREATMENT OF THE MERGER

         In accordance with generally accepted accounting principles, the Corporation expects that the Merger will be accounted for as a reorganization of entities under common control at historical cost.

REGULATORY APPROVALS

         The Merger is not expected to be consummated until the Corporation has obtained all required consents of governmental authorities. To the Corporation's knowledge, the only required consent to the consummation of the Merger will be the filing of a Certificate of Merger by the Tax Commissioner of the State of New York with the Secretary of State of the State of New York.

ABANDONMENT

         The Board of Directors will have the right to abandon the Merger Agreement and take no further action towards reincorporating the Corporation in Delaware at any time before the Merger becomes effective, even after shareholder approval, if for any reason the Board of Directors determines, subject to approval of Soros under the Investment Agreement, that it is not advisable to proceed with the Reincorporation.

         Under New York State law and the relevant provisions of the New York Certificate, the Merger requires the favorable vote of holders of two-thirds of the issued and outstanding shares of Common Stock and Series A Preferred Stock, voting together as a class, and the approval of holders of a majority of the issued and outstanding shares of Common Stock and Series A Preferred Stock, each voting separately as a class. Approval of the Reincorporation will constitute approval of the Merger, the Delaware Certificate, including the provisions increasing the authorized capital stock of Corporation and amending the terms of the Series A Preferred Stock, and the Delaware By-laws.

         If the Reincorporation is not approved by the necessary shareholder vote, the Notes will remain outstanding and the aggregate principal amount of and all interest accrued on the Notes will become due and payable on the Maturity Date, unless payable earlier under the terms of the Notes. Payment of the Notes would have a material adverse effect on the Corporation.

                    The Board of Directors recommends a vote
                       FOR approval of the Reincorporation.


                           ITEM 2. THE SOROS ISSUANCE

         As noted above, the Investment Agreement provides that, subject to the approval of the holders of the Common Stock and Series A Preferred Stock, at the second closing the aggregate principal amount of and all interest accrued on the Notes shall convert into shares of Series B Preferred Stock at the rate of $2.34 per share. The conversion of the aggregate principal amount of the Notes would result in the issuance to Soros of 8,547,009 shares of Series B Preferred Stock. The number of shares of Series B Preferred Stock issued on conversion of the interest accrued on the Notes depends on the date on which such conversion occurred. The Investment Agreement also provides that Soros will purchase up to 4,273,504 shares of Common Stock pursuant to the Standby Commitment. The issuance to Soros of Series B Preferred Stock upon conversion of the aggregate principal amount of, and all interest accrued on, the Notes and of Common Stock pursuant to the Standby Commitment and the change in control resulting therefrom are together referred to as the "Soros Issuance."

         The Soros Issuance is conditional upon the approval by the Corporation's shareholders because the Common Stock is currently listed for trading on Nasdaq SCM and the Corporation believes that it is in the best interest of the Corporation that the Common Stock continue to be listed on Nasdaq SCM. The continued listing of a security on Nasdaq SCM is subject to the issuer's compliance with certain requirements set forth in the Nasdaq Marketplace Rules. Among those requirements, as provided in Nasdaq Marketplace Rule 4310(c)(25)(G)(i), is that the issuer obtain shareholder approval of (i) any issuance, at below the greater of market or book value, of securities that are convertible into common stock and which represent 20% or more of the voting power outstanding prior to such issuance or (ii) any issuance of securities that would constitute a change of control of the issuer. For purposes of the Nasdaq Marketplace Rules, "shareholder approval" means the affirmative vote of a majority of the votes present, in person or by proxy, and entitled to be cast at a meeting at which the matter is presented to the vote of the shareholders.

         The Soros Issuance constitutes the issuance of greater than 20% of the voting power outstanding prior to such issuance and, depending on the market price of the Common Stock on the date of such issuance, may be an issuance below the greater of market or book value. As of the Record Date, there are 4,924,906 shares of Common Stock outstanding, each entitling the holder thereof to one vote on any matter to come before the Corporation's shareholders, and 500,000 shares of Series A Preferred Stock outstanding, which, as amended upon the effectiveness of the Merger as described above, would each entitle the holder thereof to nine votes on any matter to come before the Corporation's shareholders, for a total of 9,424,906 votes entitled to be cast on any such matter prior to the Soros Issuance. Each share of Series B Preferred Stock, if issued, would entitle the holder thereof to one vote on any matter to come before the Corporation's shareholders. Each share of Common Stock issued pursuant to the Standby Commitment would entitle the holder thereof to one vote on any matter to come before the Corporation's shareholders. The shares of Series B Preferred Stock and Common Stock to be issued to Soros pursuant to the Soros Issuance would (depending on the number of shares of Common Stock issued pursuant to the Standby Commitment) entitle Soros to between 8,547,009 and 12,820,513 votes on any matter to come before the Corporation's shareholders. Moreover, because 460,000 of the 500,000 shares of Series A Preferred Stock issued and outstanding and the votes represented thereby are held by Soros, as a result of the Soros Issuance, Soros would hold, depending upon the number of shares of Common Stock purchased pursuant to the Standby Commitment, between 48.83% and 77.67% of the votes entitled to be cast on any matter to come before the Corporation's shareholders. In addition, Soros' designees on the Board of Directors would be entitled to cast 14 out of the 19 votes entitled to be cast on any matter before the Board of Directors. The Soros Issuance would therefore constitute a change in control of the Corporation.

TERMS OF THE SERIES B PREFERRED STOCK

         The following is a summary of the terms of the Series B Preferred Stock that would be issued to Soros pursuant to the Investment Agreement. Certain of these terms may cause the issuance of shares of Series B Preferred Stock to adversely effect the interest of the holders of Common Stock. For example, shares of Series B Preferred Stock are convertible into shares of Common Stock (initially at the rate of one share of Common Stock for one share of Series B Preferred Stock) and holders of Series B Preferred Stock have certain "registration rights" with respect to the Common Stock issuable upon such conversion which would permit them to sell those shares publicly. The conversion of the Series B Preferred Stock and the public sale of the shares of Common Stock issued on conversion could substantially reduce the Common Stock's market value. Additionally, upon the liquidation of the Corporation holders of Series B Preferred Stock are entitled to receive, before the distribution of any assets to holders of Common Stock, in addition to the face value of the Series B Preferred Stock and all accrued and unpaid dividend, an amount sufficient to insure the return to Soros of the entire amount invested by Soros in Common Stock pursuant to the Investment Agreement. As explained in the summary of the Investment Agreement above, that amount could be as much as $10 million. This summary is qualified in its entirety by reference to the Delaware Certificate attached hereto as Exhibit B.

Securities:                o        Series B Convertible Preferred Stock

Liquidation Preference     o        On liquidation, the holders of Series B
                                    Preferred Stock shall be entitled to
                                    receive the greater of (i) the sum of (x)
                                    $20,000,000 plus (y) accrued dividends plus
                                    (z) the product of (A) the number of shares of Common Stock, if any, acquired by Soros pursuant to the Standby Commitment minus the number of shares of Common Stock sold by Soros prior to liquidation of the Series B
                                    Preferred Stock and (B) $2.34; and (ii) the amount such holders would have received on liquidation if the Series B Preferred Stock had been converted into Common Stock immediately prior to such liquidation.

Dividends:                 o        Cumulative compounding dividends on the
                                    Series B Preferred Stock accrue at a rate of 8% of the face value from the date of issuance. Dividends are payable only upon conversion, redemption or liquidation.
                                    Dividends paid upon conversion may, at the option of the Corporation, be paid in Common Stock but otherwise must be paid in cash. Dividends paid upon redemption or liquidation must be paid in cash.

                           o        The Series B Preferred Stock will
                                    participate ratably on an as-converted basis with the Common Stock in any dividends or distributions paid by Corporation on the Common Stock

Rank:                      o        The Series B Preferred Stock will rank
                                    senior in right of payment to the Common
                                    Stock and pari passu with the Series A
                                    Preferred Stock .

Voting Rights:             o        The holders of the Series B Preferred Stock
                                    are entitled to vote, on an as-converted basis, with the holders of the Common Stock and any other voting securities of the Corporation as one class on all matters submitted to a vote of the Corporation's shareholders.

                            o       For so long as at least 40% of the
                                    shares of Series B Preferred Stock
                                    issued on conversion of the Notes remain outstanding, the approval of the holders of a majority of the shares of Series B Preferred Stock will be required for the Corporation to take any of the following actions: (i) merge, consolidate or liquidate the Corporation or acquire another business entity; (ii) create a joint venture, partnership or one or more non-wholly owned subsidiaries requiring an investment in cash or kind of more than $500,000; (iii) sell Corporation assets, which individually or in the aggregate exceed $2,000,000;
                                    (iv) incur indebtedness in excess of
                                    $1,000,000 or impose a lien against or
                                    encumber assets of the Corporation in
                                    excess of $1,000,000 (other than a
                                    financing secured by inventory); (v)
                                    enter into or amend any contract not
                                    contemplated by an approved budget or in excess of $250,000 in any one year or $1 million over the life of the contract in the aggregate; (vi) issue or sell securities of the Corporation (excluding securities issued upon exercise of options under the stock option or employee incentive plans existing on October 12, 2000); (vii) declare dividends, repurchase or redeem securities of the Corporation or debt, except to the extent such debt is due in accordance with its terms and except for dividends, repurchases or redemptions contemplated by the Investment Agreement or applicable to the Series A Stock, the Notes or the Series B Preferred Stock;
                                    (viii) make capital expenditures in
                                    excess of 110% of capital expenditures
                                    set forth in the Corporation's annual
                                    budget; (ix) grant registration rights
                                    or register securities under the
                                    Securities Act of 1933, as amended,
                                    except pursuant to the registration
                                    rights agreement currently in effect and the registration rights granted pursuant to the transactions contemplated by the Investment Agreement or registrations on Form S-8 or similar forms; (x) enter into any contract with an affiliate;
                                    (xi) amend the Corporation's Certificate of Incorporation or Bylaws; (xii) increase or decrease the number of members of the Corporation's Board of Directors or the voting rights of the directors; (xiii) change the
                                    Corporation's independent public
                                    accountants; (xiv) approve the annual
                                    budget, and any changes to the business
                                    plan and five year budget and any
                                    successor thereto; (xv) adopt or amend
                                    employment contracts with Corporation
                                    officers and senior executive managers
                                    with authority equivalent to that of
                                    Executive Vice Presidents; or (xvi)
                                    amend or alter the Investment Agreement.

                              o     The affirmative vote of the holders of
                                    at least two-thirds (66%) of the
                                    outstanding shares of Series B Preferred
                                    Stock will be required for the
                                    Corporation to (i) alter or change the
                                    rights, preferences or privileges of the shares of Series B Preferred Stock so as to affect adversely such shares or (ii) merge or consolidate with another Person or enter into a transaction which results in a Change of Control. "Change of Control" means any person or "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act)", becoming the beneficial owner, directly or indirectly, of outstanding shares of stock of the Corporation entitling such Person or Persons to exercise 50% of more of the total votes entitled to be cast at a regular or special meeting, or by action by written consent, of the shareholders of the Corporation in the election of directors (the term "beneficial owner" shall be determined in accordance with Rule 13d-3 of the Exchange Act.


Board Representation          o     During such time as at least 20% of the
                                    shares of Series B Preferred Stock
                                    issued to Soros pursuant to the
                                    Investment Agreement remain outstanding, the holders of Series B Preferred Stock, by the vote of a majority of the outstanding shares of such stock, will designate one of the seven members of the Board of Directors (the "Series B
                                    Preferred Designee"). The Series B
                                    Preferred Designee shall be entitled to
                                    one vote on all matters considered by
                                    the Board of Directors or any committee
                                    of the Board of Directors; provided,
                                    however, that during such time as at
                                    least 40% of the shares of Series B
                                    Preferred Stock issued to Soros pursuant to the Investment Agreement remain outstanding, the Series

                                    B Preferred Designee shall be entitled to seven votes on all matters considered by the Board of Director or any committee of the Board of Directors. Subject to shareholder approval of the Soros Issuance, Soros has designated David Wassong as the initial Series B Preferred Designee. For further information, please see the section below entitled "Item 3. Election of Directors."

Redemption:                o        The Corporation may redeem the Series B
                                    Preferred Stock, in whole but not in part, any time after the second anniversary of the date of the Investment Agreement, on thirty days written notice, for cash, at the following prices:


 Date of Redemption                             Redemption Price per Share
 ------------------                             --------------------------
 November 13, 2002 through November 13, 2004    4.0 x the conversion price then in effect
 November 13, 2004 through November 13, 2006    4.5 x the conversion price then in effect
 November 13, 2006 and thereafter               5.0 x the conversion price then in effect

                           o The Corporation's right of redemption may be exercised only by the affirmative vote of a majority of the directors not appointed by Soros.

Conversion                 o        The holders of the Series B Preferred Stock
                                    are entitled, at any time and from time to time, to convert the Series B Preferred
                                    Stock into that number of shares of Common
                                    Stock equal to the quotient obtained by
                                    dividing (x) $2.34 by (y) the conversion price then in effect. The conversion price shall initially equal $2.34 and shall be subject to customary anti-dilution adjustments.

Registration Rights:       o        The holders of the Series B Preferred Stock
                                    have unlimited rights to demand that the Corporation file a registration statement covering the offer and sale of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock, so long as the anticipated proceeds of any such sale would equal at least $3,000,000, and unlimited piggyback registration rights.

NET OPERATING LOSSES OF THE CORPORATION; SECTION 382 LIMITATION

         At December 31, 1999 (the end of the Corporation's last full taxable year for which a return has been filed), based on its tax returns as filed, the Corporation had approximately $6,222,000 of net operating loss carryforwards for federal income tax purposes. The Corporation believes that, under Section 382 of the Internal Revenue Code ("Section 382"), the use of these carryforwards by the Corporation would be severely limited if an "ownership change" results from the Soros Issuance. Under Section 382, a corporation undergoes an ownership change if a holder of 5% or more of the corporation's stock increases its holding by greater than 50 percentage points over the lowest percentage of such stock the 5%-holder owned within a three year period. If as a result of the Soros Issuance, Soros is the beneficial owner of more than 50% of the Common Stock the Corporation would undergo an ownership change. As a result of the Soros Issuance, depending on the number of shares of Common Stock acquired by Soros pursuant to the Standby Commitment, Soros will be the beneficial owner of between approximately 48.83% and 77.67% of the outstanding Common Stock.

         Under Section 382, if the Corporation undergoes an ownership change, then the amount of pre-ownership-change net operating loss carryforwards that the Corporation may use to offset income in any post-ownership-change taxable year is limited to an amount (the "annual Section 382 limitation") that will be determined, in general, by multiplying the fair market value of the Corporation's outstanding capital stock immediately prior to the ownership change by the "long-term tax-exempt rate" which is published monthly by the Internal Revenue Service. The Corporation believes that the annual Section 382 limitation that would result from any ownership change would limit its ability to use its pre-ownership-change net operating loss carryforwards to shelter future income.

         The affirmative vote of holders of a majority of the shares of Common Stock and Series A Preferred Stock present at the meeting in person or by proxy, voting together as a class, is necessary to approve the Soros Issuance. If the Corporation's shareholders do not approve the Soros Issuance, the Notes will remain outstanding and the aggregate principal amount thereof and all interest accrued thereon will be payable by the Corporation in cash on the May 1, 2001, unless payable earlier under the terms of the Notes as summarized above. Payment of the Notes would have a material adverse effect on the Corporation.

                    The Board of Directors recommends a vote
                     FOR the approval of the Soros Issuance.

                          ITEM 3. ELECTION OF DIRECTORS

         In October 1999, the directors of the Corporation increased the number of directors constituting the entire Board of Directors to seven. The Corporation's Amended and Restated By-laws provide that when the Corporation has six or more directors, the Board of Directors will be divided into two classes (Class 1 and Class 2), with members of each class serving for staggered two-year terms. Class 1 consists of four directors (including the Series A Preferred Designee) and Class 2 consists of three directors. The initial Class 1 directors were elected at the 1999 annual meeting of the shareholders to serve until the next annual meeting of the shareholders. The initial Class 2 directors were elected at the 1999 annual meeting of the shareholders to serve a two-year term. Class 1 directors elected at the meeting will likewise serve a two-year term; provided, however, that, as described below, if the proposals with respect to the Reincorporation and Soros Issuance are approved, the Board of Directors will no longer be classified and the Class 1 directors elected at the meeting would then serve only a one-year term.

         Three Class 1 directors are to be elected at the meeting. The Board of Directors has recommended the persons named in the table below as nominees for election as directors. All such persons are presently directors of the Corporation. Unless otherwise specified in the accompanying proxy, the shares voted pursuant to it will be voted for the persons named below as nominees for election as directors. If, for any reason, at the time of the election, any of the nominees should be unable or unwilling to accept election, it is intended that such proxy will be voted for the election, in such nominee's place, of a substitute nominee recommended by the Board of Directors. However, the Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a director.

         Effective as of February 1, 2001, Ellin J. Saltzman has resigned as a director of the Corporation. Pursuant to the Corporation's by-laws, in December 2000, the Board of Directors unanimously elected Lorne Weil to fill the vacancy created by Ms. Saltzman's resignation, effective as of February 1, 2001.

         As described above under the captions "Item 1. Reincorporation in Delaware" and "Item 2. The Soros Issuance," upon the effectiveness of the Merger and the Soros Issuance, the Board of Directors would no longer be classified and would consist of 7 members, including the Series A Preferred Designee and the Series B Preferred Designee. Each of these Soros designees will, after the effectiveness of the Merger and the Soros Issuance, have seven votes on any matter voted on by the Board of Directors. Soros has designated Neal Moszkowski as the Series A Preferred Designee and David Wassong as the initial Series B Preferred Designee, subject to shareholder approval of the Soros Issuance. If the Merger and the Soros Issuance are approved by the shareholders at the meeting, Red Burns will not stand for election as a director of the Corporation.

         The following information is supplied with respect to the nominees for election as directors of the Corporation, the Series A Preferred Designee and the Series B Preferred Designee:

        NOMINEES FOR CLASS 1 DIRECTOR; SERIES A AND B PREFERRED DESIGNEES

                                                            DIRECTOR OF THE
NAME OF DIRECTOR                                   AGE      CORPORATION SINCE
----------------                                   ---      ----------------
Red Burns                                           75      1998 to present
Martin Miller                                       70      1991 to present
Robert G. Stevens                                   47      1996 to present
Neal Moszkowski (Series A Preferred Designee)       34      1999 to present
David Wassong (Series B Preferred Designee)         29            N/A

         GOLDIE BURNS (AKA RED BURNS) has served as a director of the Corporation since August 1998. Since September 1983, she has been a faculty member of New York University, where she is currently Chairman and Professor of the Interactive Telecommunications Program and has been named the Tokyo Broadcasting System Chair.

         MARTIN MILLER has served as a director of the Corporation since July 1991. Since October 1997, Mr. Miller has been a partner in the Belvedere Fund, L.P., a fund of hedge funds. From September 1986 to October 1997, Mr. Miller was the President and a director of Baxter International, Inc., a New York based apparel wholesaler. From January 1990 to April 1996, Mr. Miller was the Chairman of Ocean Apparel, Inc., a Florida based sportswear firm.

         NEAL MOSZKOWSKI has served as director of the Corporation since August 1999. Since August 1998, Mr. Moszkowski has been a partner of Soros. Prior to joining Soros, Mr. Moszkowski was an Executive Director of Goldman Sachs International and a Vice President of Goldman Sachs & Co., an investment banking firm, in its Principal Investment Area. He joined Goldman Sachs & Co. in August 1993. Mr. Moszkowski is also a director of Integra Life Sciences Holdings Corporation, a biotechnology company, and MediaLogic, Inc., a medical records company.

         ROBERT G. STEVENS has served as a director of the Corporation since December 1996 and as an Executive Vice President of the Corporation since December 1999. From December 1994 to December 1999, Mr. Stevens was a Vice President of Mercer Management Consulting, Inc., a management consulting firm. From November 1992 to December 1994, Mr. Stevens was a Principal at Mercer.

         DAVID WASSONG is the Series B Designee. Since June 1998, Mr. Wassong has been a partner of Soros. Prior to joining Soros, from July 1997 to June 1998, Mr. Wassong was Vice President, and previously Associate, at Lauder Gaspar Ventures, LLC, a media, entertainment and telecommunications-focused venture capital fund. From September 1995 to June 1997, Mr. Wassong attended The Wharton School, The University of Pennsylvania, and received his Masters in Business Management. Mr. Wassong is also a director of iExplore, inc., NUSIGN Industries and Meteor Mobile Communications.

         The following information is provided with respect to the current Class 2 directors of the Corporation.

         E. KENNETH SEIFF, the founder of the Corporation, has served as the Corporation's Chairman of the Board, Chief Executive Officer and Treasurer since its inception in April 1991. He became the President of the Corporation in October 1996.

         MARK H. GOLDSTEIN has served as a director of the Corporation since December 1999. Since December 1999 he has served as the Chief Executive Officer of BlueLight.com, a joint venture of K-Mart and Softbank. From September 1997 to July 1999, Mr. Goldstein served as the Chief Executive Officer of Impulse Buy Network, a developer of direct marketing applications for the Internet, that was acquired by Inktomi Corporation in April 1999. From September 1995 to March 1997, Mr. Goldstein served as Executive Vice President of Firefly Networks, a software development subsidiary of Microsoft Corporation. Mr. Goldstein is 39 years old.

         ELLIN J. SALTZMAN has served as a director of the Corporation since December 1999. Ms. Saltzman served as Vice President and Corporate Fashion Director of The Limited, Inc. from 1994 to 1997. From 1992 to 1994, Ms. Saltzman served as Senior Vice President and Fashion Director for Bergdorf Goodman. From 1989 to 1992, she served as Senior Vice President and Corporate Fashion Director for R.H. Macy & Co., and from 1974 to 1989, she held the same position with Saks Fifth Avenue. Since 1997, Ms. Saltzman has been an independent consultant to various companies in the fashion industry. Ms. Saltzman is 63 years old. Ms. Saltzman has resigned from her position as a director of the Corporation, effective as of February 1, 2001.

         LORNE WEIL has agreed to serve as a director of the Corporation, effective as of February 1, 2001. Mr. Weil has served as Chief Executive Officer of Autotote Corporation, a supplier of computerized gaming systems and related equipment, since April 1992 and as President of that company since August 1997. Mr. Weil was President of Lorne Weil, Inc., a firm providing strategic planning and corporate development services to high technology industries, from 1979 to November 1992. Mr. Weil is currently a director of Autotote Corporation, Fruit of the Loom, Inc., General Growth Properties, Inc. and XESystems Inc., a subsidiary of Xerox Corporation. Mr. Weil was unanimously elected by the directors of the Corporation to fill the vacancy created by Ms. Saltzman's resignation. Mr. Weil is 54 years old.

                              MEETINGS OF THE BOARD

         During the fiscal year ended December 31, 1999, the Board of Directors met, or acted by unanimous written consent, on 11 occasions. Each of the directors attended 75% or more of the aggregate number of meetings of the Board of Directors and committee(s) on which he or she served during the 1999 fiscal year.

         The Board of Directors has established an Audit Committee ("Audit Committee") comprised of Martin Miller and, effective as of the commencement of his service as a director, Mr. Weil. The Audit Committee is responsible for recommending to the Board of Directors the appointment of the Corporation's outside accountants, examining the results of audits, reviewing internal accounting controls and reviewing related party transactions. During the fiscal year ended December 31, 1999, the Audit Committee, then comprised of Mr. Miller and Neal Moszkowski, met, or acted by unanimous written consent, on three occasions. The Board of Directors believes that Mr. Miller is and Mr. Weil will be, upon commencement of his service as a director, "independent directors" within the meaning of Nasdaq Marketplace Rule 4200(a)(14).

         The Board of Directors also has established an Option Plan/Compensation Committee ("Option Plan/Compensation Committee") consisting of Neal Moszkowski, Martin Miller and, effective upon commencement of his service as a director, Lorne Weil. Mr. Weil will serve as chairman of the Option Plan/Compensation Committee. The Option Plan/Compensation Committee administers the Corporation's 1997 Stock Option Plan, as amended, establishes the compensation levels for executive officers and key personnel and oversees the Corporation's bonus plans. During the fiscal year ended December 31, 1999, the Option Plan/Compensation Committee, then comprised of Messrs. Moszkowski and Miller and Mark Goldstein met, or acted by unanimous written consent, on 20 occasions.

         The Board of Directors has no standing nominating committee.

                                 SHARE OWNERSHIP

COMMON STOCK

             The following table and notes set forth certain information regarding the beneficial ownership of the Common Stock (i) as of December 14, 2000 and (ii) pro forma, after giving effect to the Soros Issuance, by all person(s) known by the Corporation to be the beneficial owner of more than 5% of the Common Stock, by each director and nominee for director of the Corporation, by each of the Named Executives (as defined herein) and by all directors and executive officers of the Corporation as a group. Except as otherwise indicated, the Corporation believes that each beneficial owner has the sole power to vote, as applicable, and to dispose of all shares of Common Stock owned by such beneficial owner.

                                                                                    PRO FORMA GIVING EFFECT TO
                                                 DECEMBER 14, 2000                     THE SOROS ISSUANCE
                                          ------------------------------------  -----------------------------------
                                          NUMBER OF SHARES       PERCENT OF      NUMBER OF SHARES     PERCENT OF
NAME(1)                                   BENEFICIALLY OWNED   COMMON STOCK(2)  BENEFICIALLY OWNED  COMMON STOCK(2)
-------                                   ------------------   ---------------  ------------------  ---------------
E. Kenneth Seiff                            647,913(3)(4)          12.79%            647,913(3)(4)       6.94%
Red Burns                                    10,750(5)                *               10,750(5)            *
Mark H. Goldstein                             3,750(6)                *                3,750(6)            *
Martin Miller                                16,250(7)(8)             *               16,250(7)(8)         *
Neal Moszkowski (9)                           3,750(6)                *                3,750(6)            *
Ellin J. Saltzman                             3,750(6)                *                3,750(6)            *
Robert G. Stevens                           146,654(10)             2.90%            146,654(10)         1.57%
David Wassong                                      -                  -                     -              -
Lorne Weil                                         -                  -                     -              -
Patrick C. Barry                            154,327(11)             3.04%            154,327(11)         1.65%
Jonathan B. Morris                          171,759(12)             3.38%            171,759(12)         1.84%
Quantum Industrial Partners LDC           1,211,513(13)            19.74%         16,584,136(14)        76.62%
George Soros                              1,251,190(15)            20.26%         17,127,137(16)        77.67%
All directors and executive officers      1,158,903(17)            20.92%          1,158,903(17)        11.81%



-------------

*    Less than 1%.

(1) Except as otherwise indicated, the address of each of the individuals listed is c/o Bluefly, Inc., 42 West 39th Street, New York, New York 10018.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("Commission") and generally includes voting or investment power with respect to securities. Shares of Common Stock issuable upon the exercise or conversion of options, warrants or preferred stock currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed outstanding for computing the percentage ownership of the person holding such options, warrants or preferred stock but are not deemed outstanding for computing the percentage ownership of any other person.

(3) Includes 3,000 shares of Common Stock held by Nicole Seiff, the wife of E. Kenneth Seiff, as to which Mr. Seiff disclaims beneficial ownership.

(4) Includes 142,756 shares of Common Stock issuable upon exercise of options granted under the Plan. Included in that amount are 29,220 and 50,000 shares of Common Stock issuable upon exercise of options granted under the Plan in July 2000 and October 2000, respectively, that are subject to shareholder approval.

(5) Includes 10,750 shares of Common Stock issuable upon exercise of options granted under the Plan.

(6) Includes 3,750 shares of Common Stock issuable upon exercise of options granted under the Plan.

(7) Includes 3,000 shares of Common Stock held by Madge Miller, the wife of Martin Miller, as to which Mr. Miller disclaims beneficial ownership.

(8) Includes 13,250 shares of Common Stock issuable upon exercise of options granted under the Plan.

(9) Mr. Moszkowski's address is c/o Soros Private Equity Partners LLC, 888 Seventh Avenue, 33rd Floor, New York, New York 10106.

(10) Includes 123,715 shares of Common Stock issuable upon exercise of options granted under the Plan. Included in that amount are 29,220 and 50,000 shares of Common Stock issuable upon exercise of options granted under the Plan in July 2000 and October 2000, respectively, that are subject to shareholder approval.

(11) Represents 154,327 shares of Common Stock issuable upon exercise of options granted under the Plan. Included in that amount are 29,220 and 50,000 shares of Common Stock issuable upon exercise of options granted under the Plan in July 2000 and October 2000, respectively, that are subject to shareholder approval.

(12) Includes 158,896 shares of Common Stock issuable upon exercise of options granted under the Plan. Included in that amount are 29,220 and 50,000 shares of Common Stock issuable upon exercise of options granted under the Plan in July 2000 and October 2000, respectively, that are subject to shareholder approval.

(13) Represents 848,400 shares of Common Stock issuable upon conversion of 445,410 shares of Series A Preferred Stock (the "QIP Shares") and warrants to purchase 363,112.50 shares of Common Stock held in the name of Quantum Industrial Partners LDC ("QIP"). QIP is a Cayman Islands limited duration company with its principal address at Kaya Flamboyan 9, Willemstad, Curacao, Netherlands Antilles. The sole general partner of QIP is QIH Management Investor L.P., a Delaware limited partnership ("QIHMI"), which is vested with investment discretion with respect to portfolio assets held for the account of QIP. The sole general partner of QIHMI is QIH Management, Inc., a Delaware corporation ("QIH Management"). Mr. George Soros ("Mr. Soros"), the sole shareholder of QIH Management, has entered into an agreement with Soros Fund Management LLC, a Delaware limited liability company ("SFM LLC"), pursuant to which Mr. Soros has agreed to use his best efforts to cause QIH Management to act at the direction of SFM LLC. Mr. Soros, as Chairman of SFM LLC, may be deemed to have sole voting power and sole investment power with respect to the QIP Shares. Accordingly, each of QIHMI, QIH Management, SFM LLC and Mr. Soros may be deemed to be the beneficial owners of the QIP Shares. Each has their principal office at 888 Seventh Avenue, 33rd Floor, New York, New York 10106. The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the Commission.

(14) Represents 8,276,068 shares of Common Stock issuable upon conversions of 8,276,068 shares of Series B Preferred Stock; 3,806,923 shares of Common Stock issuable upon conversion of the 445,410 shares Delaware Series A Preferred Stock; 363,112.50 shares of Common Stock issuable upon exercise of warrants; and 4,138,033 shares of Common Stock purchased under the Standby Commitment, assuming that the maximum number of shares of Common Stock are purchased by Soros pursuant to the Standby Commitment and no additional shares are purchased by shareholders in the Offering (collectively, the "Pro Forma QIP Shares").

(15) Represents both (i) 27,790 shares of Common Stock issuable upon conversion of 14,590 shares of Series A Preferred Stock (the "SFMDI Shares") and warrants to purchase 11,887.50 shares of common stock held in the name of SFM Domestic Investments LLC, a Delaware limited liability company ("SFMDI"), and (ii) the QIP Shares referenced in Note 11 above. As managing member of SFMDI, Mr. Soros also may be deemed the beneficial owner of the SFMDI Shares. The principal address of SFMDI is at 888 Seventh Avenue, 33rd Floor, New York, New York 10106. The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the Commission.

(16) Represents 270,941 shares of Common Stock issuable on conversion of 270,941 shares of Series B Preferred Stock; 124,700 shares of Common Stock issuable on conversion of 14,590 shares of Delaware Series A Preferred Stock; 11,887.50 shares of Common Stock issuable upon exercise of warrants; 135,471 shares of Common Stock purchased under the Standby Commitments assuming that the maximum number of shares of Common Stock are purchased by Soros pursuant to the Standby Commitment and no additional shares are purchased by shareholders in the Offering; and the Pro Forma QIP Shares referenced in note 12 above.

(17) Includes 614,944 shares of Common Stock issuable upon exercise of options granted under the Plan.

SERIES A PREFERRED STOCK

         The following table and notes set forth certain information regarding the beneficial ownership of the Series A Preferred Stock as of December 14, 2000 by all person(s) known by the Corporation to be the beneficial owner of more than 5% of the Series A Preferred Stock, by each director and nominee for director of the Corporation, by each of the Named Executives (as defined herein) and by all directors and executive officers of the Corporation as a group. Except as otherwise indicated, the Corporation believes that each beneficial owner has the sole power to vote, as applicable, and to dispose of all shares of Series A Preferred Stock owned by such beneficial owner.

                                                                       NUMBER OF SHARES            PERCENT OF
NAME(1)                                                               BENEFICIALLY OWNED        PREFERRED STOCK(2)
-------                                                               ------------------        ------------------
Quantum Industrial Partners LDC                                            445,410(3)                89.1%
George Soros                                                               460,000(4)                92.0%
E. Kenneth Seiff                                                                 -                     -
Red Burns                                                                        -                     -
Mark H. Goldstein                                                                -                     -
Martin Miller                                                                    -                     -
Neal Moszkowski (5)                                                              -                     -
Ellin J. Saltzman                                                                -                     -
Robert G. Stevens                                                                -                     -
David Wassong                                                                    -                     -
Lorne Weil                                                                       -                     -
Patrick C. Barry                                                                 -                     -
Jonathan B. Morris                                                               -                     -

All directors and executive officers as a group (9 persons)                      -                     -

-------------

(1) Except as otherwise indicated, the address of each of the individuals listed is c/o Bluefly, Inc., 42 West 39th Street, New York, New York 10018.

(2) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Series A Preferred Stock issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days of the Record Date are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

(3) Represents the QIP Shares held in the name of QIP. QIP is a Cayman Islands limited duration company with its principal address at Kaya Flamboyan 9, Willemstad, Curacao, Netherlands Antilles. The sole general partner of QIP is QIHMI, which is vested with investment discretion with respect to portfolio assets held for the account of QIP. The sole general partner of QIHMI is QIH Management. Mr. Soros, the sole shareholder of QIH Management, has entered into an agreement with SFM LLC, pursuant to which Mr. Soros has agreed to use his best efforts to cause QIH Management to act at the direction of SFM LLC. Mr. Soros, as Chairman of SFM LLC, may be deemed to have sole voting power and sole investment power with respect to the QIP Shares. Accordingly, each of QIHMI, QIH Management, SFM LLC and Mr. Soros may be deemed to be the beneficial owners of the QIP Shares. Each has their principal office at 888 Seventh Avenue, 33rd Floor, New York, New York 10106. The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the Commission.

(4) Represents both (i) the SFMDI Shares held in the name of SFMDI, and (ii) the QIP Shares referenced in Note 3 above. As managing member of SFMDI, Mr. Soros also may be deemed the beneficial owner of the SFMDI Shares. The principal address of SFMDI is at 888 Seventh Avenue, 33rd Floor, New York, New York 10106. The foregoing information was derived, in part, from certain publicly available reports, statements and schedules filed with the Commission.

(5) Mr. Moszkowski's address is c/o Soros Private Equity Partners LLC, 888 Seventh Avenue, 33rd Floor, New York, New York 10106.

                      EXECUTIVE OFFICERS OF THE CORPORATION

         The following table sets forth the names, ages and all positions and offices with the Corporation held by the Corporation's present executive officers.


NAME                         AGE    POSITIONS AND OFFICES PRESENTLY HELD
----                         ---    ------------------------------------
E. Kenneth Seiff             36     Chairman of the Board, Chief Executive
Patrick C. Barry             37     Chief Operating Officer and Chief Financial
Jonathan B. Morris           33     Executive Vice President and Secretary
Robert G. Stevens            47     Executive Vice President and Director


----------------

         Following is information with respect to the Corporation's executive officers who are not also directors of the Corporation:

         PATRICK C. BARRY has served as an Executive Vice President of Operations of the Corporation since July 1998, as the Chief Financial Officer of the Corporation since August 1998 and as Chief Operating Officer of the Corporation since October 2000. From June 1996 until July 1998, Mr. Barry served as the Chief Financial Officer and Vice President of Operations at Audible, Inc., an Internet commerce and content provider. From March 1995 to June 1996, Mr. Barry was the Chief Financial Officer of Warner Music Enterprises, Inc., a direct marketing subsidiary of Time Warner, Inc. From July 1993 until March 1995, Mr. Barry served as the Controller of Book-of-the-Month Club, Inc., a direct marketing subsidiary of Time Warner, Inc.

         JONATHAN B. MORRIS has served as the Executive Vice President and Secretary of the Corporation since June 1998. From November 1995 until June 1998, Mr. Morris was an attorney at Brown Raysman Millstein Felder & Steiner, LLP, a law firm. From September 1993 until November 1995, Mr. Morris was an attorney at Mudge Rose Guthrie Alexander & Ferndon, a New York based law firm.

                             EXECUTIVE COMPENSATION

         The following table summarizes the compensation paid to the Chief Executive Officer of the Corporation and to the two other most highly compensated executive officers of the Corporation for the Corporation's fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997 (each person appearing in the table is referred to as a "Named Executive"). No other executive officer of the Corporation received total annual compensation from the Corporation in excess of $100,000 during these years.

                                                        ANNUAL COMPENSATION                   LONG TERM
                                              -------------------------------------------- ---------------------
                                                                                              SECURITIES
                                                                           OTHER ANNUAL       UNDERLYING
    NAME AND PRINCIPAL POSITION        YEAR      SALARY        BONUS       COMPENSATION         OPTIONS
------------------------------------- ------- -------------- ----------- ----------------- ---------------------
E. Kenneth Seiff                      1999    $206,519       $ 25,491         $1,000          100,000(1)(3)
Chief Executive Officer, President    1998    $165,000       $ 25,000         $1,000           25,000(1)
     and Treasurer                    1997    $164,461       $   --           $1,000               --

Patrick C. Barry                      1999    $150,958       $ 25,491         $  590           99,900(2)(3)
Chief Financial Officer and Chief     1998    $ 59,076       $   --           $  --            55,100(2)
     Operating Officer                1997    $   --         $   --           $  --                --

Jonathan B. Morris                    1999    $150,958       $ 25,491         $  330          100,000(2)(3)
Executive Vice President              1998    $ 47,423       $   --           $  --            55,000(2)
                                      1997    $   --         $   --           $  --                --




(1) Options granted at an exercise price equal to 110% of the fair market value on the date of grant.

(2) Options granted at an exercise price equal to 100% of the fair market value on the date of grant.

(3) Represents options granted in January 1999 for the 1998 fiscal year and options granted in December 1999 for the 1999 fiscal year.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table contains information concerning the grant of stock options to the Named Executives during the fiscal year ended December 31, 1999. All of such stock options were granted under the Plan.

                                                INDIVIDUAL GRANTS

                                                     % OF TOTAL OPTIONS
                            NUMBER OF SECURITIES         GRANTED TO
                             UNDERLYING OPTIONS         EMPLOYEES IN           EXERCISE OR
NAME(1)                          GRANTED(#)            FISCAL YEAR (%)        BASE PRICE($)      EXPIRATION DATE
-------                          ----------            ---------------        -------------      ---------------
E. Kenneth Seiff                  50,000 (2)                 5.4%                 $16.60             1/22/04
                                  50,000                     5.4%                 $12.34             12/22/04

Patrick C. Barry                  49,900                     5.4%                 $15.09             1/22/09
                                  50,000                     5.4%                 $11.22             12/22/09

Jonathan B. Morris                50,000                     5.4%                 $15.09             1/22/09
                                  50,000                     5.4%                 $11.22             12/22/09


---------
(1) Except as otherwise indicated, options were granted at an exercise price equal to the fair market value on the date of grant and may be exercised until the earlier of (i) the tenth anniversary of the date of grant; (ii) 30 days after the date on which the optionee's employment is terminated for any reason other than (a)

          Cause, (b) retirement or mental or physical disability, or (c) death;
          (iii) immediately upon the termination of the optionee's employment for Cause; (iv) three months after the date on which the optionee's employment is terminated by reason of retirement or one year after the optionee's employment is terminated by reason of mental or physical disability or (v) (a) 12 months after the date on which the optionee's employment is terminated by reason of the death or (b) three months after the date on which the optionee shall die if such death occurs during the three-month period following the termination of the optionee's employment by reason of retirement or mental or physical disability. Options are transferable only by will and by the laws of descent and distribution. However, the optionee may, with the permission of the Compensation Committee, designate one or more beneficiaries to exercise his rights under, and to receive any property distributable pursuant to, the option upon the optionee's death.

(2) On January 22, 1999, the Board of Directors awarded Mr. Seiff a bonus for the fiscal year ended December 31, 1998 consisting of an option to purchase 50,000 shares of Common Stock at $15.09 per share (which represents 110% of the fair market value on the date of grant). The option vests monthly over a four year period as follows: 12.5% of the option vests on the six-month anniversary of the date of grant and 2.0833% of the option vests each month thereafter until it has completely vested.

         The Corporation does not currently grant stock appreciation rights.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table sets forth information with respect to the Named Executives concerning the exercise of options during the last fiscal year and the unexercised options held at December 31, 1999. None of the Named Executives exercised any outstanding options during the fiscal year ended December 31, 1999.

                             SECURITIES UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN-THE-MONEY
                              OPTIONS AT DECEMBER 31, 1999(1)         OPTIONS AT DECEMBER 31, 1999(1)
                             ---------------------------------       ----------------------------------
NAME                         EXERCISABLE         UNEXERCISABLE       EXERCISABLE          UNEXERCISABLE
----                         -----------         -------------       -----------          -------------
E. Kenneth Seiff               36,457                88,543           $203,825               $      0
Patrick C. Barry               30,945               124,055           $157,317               $286,954
Jonathan B. Morris             37,391               117,609           $193,057               $206,158

     (1) Represents the value of unexercised, in-the-money stock options at December 31, 1999, using the $10.31 closing price of the Common Stock on that date.

EMPLOYMENT AGREEMENTS

         The Corporation has entered into employment agreements with each of the Named Executive Officers. Each such employment agreement provides for a base salary, subject to increase by the Board of Directors, and an annual bonus to be determined by the Board of Directors. Mr. Seiff's employment agreement provides that, at the discretion of the Board of Directors, all or part of such bonus may be paid through the issuance to Mr. Seiff of capital stock of the Corporation, provided that at the request of Mr. Seiff, a portion of such bonus sufficient to pay any income taxes arising from such bonus will be paid in cash rather than in capital stock of the Corporation. Mr. Seiff's base salary under his employment agreement is $250,000, and the base salaries of Messrs. Morris and Barry under their respective employment agreements are currently $175,000. Mr. Seiff's employment agreement expires in January 2003, Mr. Morris' employment agreement expires in July 2002 and Mr. Barry's employment agreement expires in July 2002. Each such employment agreement obligates the Corporation to make certain severance payments in connection with a termination of such Named Executive Officer's employment, other than for cause, not exceeding five months' salary, except as set forth below. In the case of Mr. Seiff, the Corporation would be obligated to pay Mr. Seiff an amount equal to the total amount due to him during the remaining term of the contract. Mr. Seiff's employment agreement also provides for the immediate vesting of any stock options held by him in the event that certain events classified as a "Change In Control" occur. In addition, the Corporation maintains a $1.2 million key person life insurance policy on the life of Mr. Seiff.

DIRECTORS' COMPENSATION

         The Corporation's non-employee directors are paid a cash stipend of $500 for each board or committee meeting attended in person and are reimbursed for expenses incurred on behalf of the Corporation. Prior to January

1999, each non-employee director received an option to purchase 5,000 shares of Common Stock under the Plan at the time that such director was appointed (the "Initial Grant") and an annual grant of an option to purchase 3,750 shares of Common Stock under the Plan (the "Annual Grant"). Commencing in January 1999, the Initial Grant for non-employee directors was decreased from 5,000 shares to 3,750 shares, and the Annual Grant for non-employee directors was increased from 3,750 shares to 5,000 shares. In addition, on January 27, 1999, the Corporation's then-current non-employee directors also received a one-time option grant of 2,000 shares.

         In compensation for his service as Chairman of the Option Plan/Compensation Committee, Mr. Weil will be granted, upon the commencement of his service as a director, an option to purchase 50,000 shares of Common Stock under the Plan. This option will be exercisable at the fair market value of the Common Stock on the date of the grant and will vest monthly over three-year period according to the following schedule: 12.5% of the option will vest on the six-month anniversary of the date of the grant and 2.9167% of the option will vest each month hereafter until the option has completed vested. The vesting of the option will accelerate upon a "change of control" of the Corporation, as such term will be defined in the agreement pursuant to which the option is granted.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Pursuant to the Note and Warrant Purchase Agreement dated as of March 28, 2000, by and among the Corporation, QIP and SFMDI, Soros committed to provide to the Corporation, at the Corporation's option, up to $15 million of financing at any time during the year 2000 on terms reflecting market rates for such financings at the time such financing is provided (the "Soros Commitment"). From March 2000 through October 2000, the Corporation received this $15.0 million under the Soros Commitment in the form of notes that bear interest at a rate of 8% per annum and are due in January 2002. In connection with the issuance of those notes, the Corporation granted Soros warrants to purchase up to 375,000 shares of Common Stock at an exercise price equal to $2.29 per share, exercisable at any time during the 5 years following issuance. Those warrants were valued at $465,000 using the Black Scholes option pricing model. Pursuant to the Investment Agreement, the notes issued under the Soros Commitment have been amended and, as amended, are referred to as the "Amended Notes" in the section above entitled "The Soros Investment." Reference is made to that section for a complete description of the Investment Agreement.

         On November 3, 1999, the Corporation entered into an employment agreement with Robert G. Stevens, a director of the Corporation. Mr. Stevens has agreed to serve as the Corporation's Executive Vice President for a term of four years, which began in December 1999. In compensation for his services, Mr. Stevens will receive an annual base salary of $175,000 subject to increase by the Board of Directors and an annual bonus to be determined by the Board of Directors. Mr. Stevens has also been granted an option to purchase 100,000 shares of Common Stock, subject to shareholder approval of the Plan Amendments discussed below. Mr. Stevens' option is exercisable at the fair market value of the Common Stock on the date of the grant and vests monthly over a four-year period according to the following schedule: 12.5% of the option vests on the six-month anniversary of the date of grant and 2.0833% of the option vests each month thereafter until the option has completely vested.

         In December 2000, Ellin J. Saltzman, a director of the Corporation, agreed to serve as the Corporation's Fashion Director. In compensation for her services as Fashion Director, Ms. Saltzman will receive an annual base salary of $72,000, subject to increase by the Board of Directors, and has received a signing bonus of $14,000. Ms. Saltzman has also been granted an option to purchase 20,000 shares of Common Stock. Ms. Saltzman's option is exercisable at the fair market value of the Common Stock on the date of the grant and vests monthly over four-year period according to the following schedule: 12.5% of the options vests on the six-month anniversary of the date of the grant and 2.0833% of the option vests each month thereafter until the option has completely vested. Ms. Saltzman has resigned as a director of the Corporation, effective as of February 1, 2001.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's directors and executive officers and persons who beneficially own more than ten percent of the Common Stock (collectively, the "Reporting Persons") to file with the Commission initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock. Reporting Persons are required to furnish the Corporation with copies of all such reports. To the Corporation's knowledge, based solely on a review of copies of such reports furnished to the Corporation and certain representations of the Reporting Persons, the Corporation believes that during the 1999 fiscal year all Reporting Persons complied with all applicable Section

16(a) reporting requirements, except as set forth in the following sentence. Mr. Goldstein's and Ms. Saltzman's initial statements of beneficial ownership on Form 3 were inadvertently filed late, but were filed on January 10, 2000, and a statement of change in beneficial ownership on Form 4 of Mr. Seiff, reflecting the exercise of options to purchase 3,000 shares of Common Stock by Mr. Seiff's wife, was inadvertently filed late, but was filed on September 21, 1999.

                     ITEM 4. APPROVAL OF THE PLAN AMENDMENTS

         On March 5, 1997, the Board of Directors adopted, and the shareholders approved, the Bluefly, Inc. 1997 Stock Option Plan. The Plan originally provided for the issuance of options (each an "Option") to purchase up to an aggregate of 200,000 shares of Common Stock. At the 1998 and 1999 annual meetings, the shareholders approved amendments to the Plan which increased the aggregate number of shares of Common Stock which may be the subject of Options granted pursuant to the Plan to 500,000 shares and to 1,500,000 shares, respectively. These shares are issuable under the Plan pursuant to either Incentive Stock Options ("ISOs") qualifying under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), granted to officers and key employees of the Corporation, or Non-Qualified Stock Options ("NQSOs") granted to officers, key employees, consultants and non-employee directors. The Corporation currently has eighty-eight officers and key employees, five consultants and five non-employee directors. The Plan is designed to provide an incentive to officers, key employees, consultants and non-employee directors of the Corporation by making available to them an opportunity to acquire a proprietary interest or to increase their proprietary interest in the growth and performance of the Corporation. As of October 31, 2000, Options to purchase 4,337,018 shares of Common Stock have been granted and remain outstanding under the Plan, of which Options to purchase 2,537,078 shares were granted subject to shareholder approval of the Plan Amendments set forth below.

Proposed Amendments

         The Board of Directors believes that certain amendments to the Plan would assist the Corporation in motivating and retaining experienced officers, employees, and directors. Accordingly, on October 30, 2000, the Board of Directors approved amendments to the Plan, subject to shareholder approval, which would (i) increase the aggregate number of shares of Common Stock which may be the subject of Options granted pursuant to the Plan from 1,500,000 shares to 4,337,018 shares; and (ii) increase the maximum number of shares subject to Options which may be granted pursuant to the Plan to any participant in any fiscal year from 100,000 shares to 1,000,000 shares of Common Stock. Subsequently, in December 2000, the Board of Directors approved an amendment to the Plan, subject to shareholder approval, which would increase the aggregate number of shares of Common Stock which may be the subject of Options granted pursuant to the Plan from 4,337,018 shares to 5,400,000 shares.

         The Board of Directors recommended that the Plan Amendments be presented to the Corporation's shareholders for approval. The Board of Directors adopted the amendments relating to an increase in the number of shares of Common Stock issuable under the Plan to ensure that the Plan has sufficient shares reserved to allow for future grants under the Plan necessary for the Corporation to remain competitive in its recruiting efforts, particularly given the high rate of growth in the number of the Corporation's employees, and for the Corporation to retain existing executives and other key employees. In determining the appropriate size of the increase, the Board of Directors took into account the size of the option programs of a number of similar companies as well as the Corporation's future hiring plans. The amendment increasing the maximum number of shares subject to Options granted to any participant in any fiscal year was adopted to provide the Corporation increased flexibility in determining the total compensation package of its key employees.

         If the shareholders fail to approve the Plan Amendments, the Corporation would likely be severely constrained in its ability to attract and retain executives, other key employees, consultants and directors, and in motivating and retaining skilled management personnel and directors necessary for the Corporation's success. In addition, the Corporation would be required to provide additional cash compensation to employees who have been granted Options subject to shareholder approval.

         A copy of the Plan is attached hereto as Exhibit D. The following is a summary of the material provisions of the Plan.

         Administration of the Plan. The Option Plan/Compensation Committee administers the Plan. The Option Plan/Compensation Committee has the full power and authority, subject to the provisions of the Plan, to designate participants, grant Options and determine the terms of all Options, except that non-employee directors are, in addition to discretionary grants, automatically granted Options both upon becoming members of the Board of Directors and annually pursuant to the formula described below. Currently, the Plan provides that no participant may be granted Options to purchase more than 100,000 shares of Common Stock in any one fiscal year. As amended, the Plan would permit Options to purchase 1,000,000 share of Common Stock to be granted to a participant in a fiscal year. The Option Plan/Compensation Committee is required to make adjustments with respect to Options granted under the Plan in order to prevent dilution or expansion of the rights of any holder. The Plan requires that the Option Plan/Compensation Committee be composed of at least two directors, each of whom is an "outside director" as that term is defined for purposes of Section 162(m) of the Code. The Plan also requires that the Option Plan/Compensation Committee members be "Non-Employee Directors" within the meaning of Rule 16b-3 under the Exchange Act. Each member of the Option Plan/Compensation Committee is an "outside director" as that term is defined for purposes of Section 162(m) of the Code and is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act.

         Amendment. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board of Directors, but no amendment without the approval of the shareholders of the Corporation shall be made if shareholder approval would be required under
Section 162(m) of the Code, Section 422 of the Code, Rule 16b-3 under the Exchange Act or any other law or rule of any governmental authority, stock exchange or other self-regulatory organization to which the Corporation is subject. Neither the amendment, suspension or termination of the Plan shall, without the consent of the holder of such Option, alter or impair any rights or obligations under any Option theretofore granted.

         Options Issued Under Stock Option Plan. The terms of specific Options are determined by the Option Plan/Compensation Committee. The per share exercise price of the Common Stock subject to an ISO shall not be less than 100% of the fair market value of the shares of Common Stock on the date of grant. However, in the case of an ISO granted to a holder of shares representing more than 10% of the total combined voting power of the Corporation (a "10% Shareholder"), the per share exercise price shall not be less than 110% of the fair market value of the Common Stock on the date of the grant. The per share exercise price of the Common Stock subject to a NQSO will be the price determined by the Option Plan/Compensation Committee. The term of each NQSO will be specified by the Option Plan/Compensation Committee, which will generally not exceed 10 years from the date of grant. However, the term of ISOs must not exceed 10 years after the date of the grant (five years, if granted to a 10% Shareholder). In addition, the fair market value of shares of Common Stock subject to ISOs (determined as of the date such ISOs are granted) exercisable for the first time by any individual during any calendar year may in no event exceed $100,000.

         Upon the exercise of an Option, the Option holder shall pay the Corporation the exercise price plus the amount of the required federal and state withholding taxes, if any. At the Option Plan/Compensation Committee's discretion, the Plan allows the participant to pay the exercise price (i) in cash, shares of Common Stock, outstanding Options or other consideration or any combination thereof or (ii) pursuant to a broker-assisted cashless exercise program, provided in each case that such methods avoid "short-swing" trading profits to the participant under Section 16(b) of the Exchange Act. The Plan also allows participants to elect to have shares withheld upon exercise for the payment of withholding taxes.

         The unexercised portion of any Option granted to an officer or key employee under the Plan generally will be terminated (i) 30 days after the date on which the optionee's employment is terminated for any reason other than (A) Cause (as defined in the Plan), (B) retirement or mental or physical disability, or (C) death; (ii) immediately upon the termination of the optionee's employment for Cause; (iii) (A) in the case of any ISO, three months after the date on which the optionee's employment is terminated by reason of retirement or one year after the optionee's employment is terminated by reason of mental or physical disability and (B) in the case of any NQSO, three months after the date on which the optionee's employment is terminated by reason of retirement or mental or physical disability which period may be extended in the discretion of the Option Plan/Compensation Committee up to one year after the date on which the optionee's employment is terminated by reason of retirement or mental or physical disability; or (iv) (A) 12 months after the date on which the optionee's employment is terminated by reason of his death or (B) three months after the date on which the optionee shall die if such death occurs during the three-month period following the termination of the optionee's employment by reason of retirement or mental or physical disability.

         Under the Plan, an Option generally may not be transferred by the optionee other than by will or by the laws of descent and distribution. During the lifetime of an optionee, an Option may be exercised only by the optionee or, in certain instances, by the optionee's guardian or legal representative, if any.

         Directors' Options. The Plan provides that each non-employee director, who has not previously received a grant of NQSOs, automatically will be granted a NQSO to purchase 3,750 shares of Common Stock on the date of appointment or election, subject to the provisions of the Plan. The Plan further provides that each non-employee director who is serving on the Board of Directors on April 30 of a year during the term of the Plan automatically will receive a NQSO to purchase 3,750 shares of Common Stock on May 1 of the following year. The exercise price of the shares of Common Stock subject to Options granted automatically to each non-employee director shall be 100% of the fair market value of the shares of Common Stock on the date of grant. In addition to Options which may be automatically granted to non-employee directors, the Plan provides that non-employee directors generally may be granted Options at the discretion of the Option Plan/Compensation Committee. Options granted to non-employee directors only may be exercised within ten years of the date of grant. Options granted to non-employee directors terminate (i) 30 days after termination of the director's service as a director of the Corporation for any reason other than retirement or mental or physical disability or death, (ii) three months after the date the director ceases to serve as a director of the Corporation due to retirement or physical or mental disability, which period may be extended at the discretion of the Option Plan/Compensation Committee up to one year after the date on which the director ceases to serve as a director of the Corporation due to retirement physical or mental disability or (iii) (A) 12 months after the date the director ceases to serve as a director due to his death or (B) three months after the death of the director if such death shall occur during the three-month period following the date the director ceased to serve as a director of the Corporation due to physical or mental disability. Except as discussed herein, Options granted to non-employee directors are on the same terms and conditions as all other NQSOs granted pursuant to the Plan.

         As of October 31, 2000, the following individuals and groups had been granted Options under the Plan to purchase shares in the amounts indicated: E. Kenneth Seiff (Chairman of the Board, Chief Executive Officer, President and Treasurer): 1,105,000 shares of which 980,000 shares are subject to shareholder approval; Patrick C. Barry (Chief Operating Officer and Chief Financial Officer): 644,912 shares of which 489,912 shares are subject to shareholder approval; Jonathan B. Morris (Executive Vice President and Secretary): 645,000 shares of which 490,000 shares are subject to shareholder approval; Robert G. Stevens (Executive Vice President and Director): 603,250 shares of which 490,000 shares are subject to shareholder approval; Martin Miller (Director): 17,000 shares; Red Burns (Director): 14,500 shares; Neal Moszkowski (Director): 7,500 shares; Mark Goldstein (Director): 7,500 shares; Ellin J. Saltzman (Director):
7,500 shares; David Wassong (Nominee for Director): 0; Lorne Weil (Nominee for Director): 0; all current executive officers as a group: 2,998,162 shares of which 2,449,912 shares are subject to shareholder approval; all current non-executive officer directors as a group: 54,000 shares; and all employees, including officers other than executive officers, as a group: 1,284,856 shares. As of October 31, 2000, the market value of the Common Stock underlying outstanding Options was approximately $9.89 million.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         As stated above, each of Messrs. Seiff, Barry, Stevens and Morris has been granted Options under the Plan subject to shareholder approval of the Plan Amendments and therefor stands to benefit from the approval of this proposal. Additionally, although the Corporation cannot currently determine the number of shares subject to Options that may be granted in the future to executive officers or non-employee directors, each of the executive officers and non-employee directors of the Corporation has an interest in the approval of the Plan Amendments in so far as they are likely to be recipients of future Options.

FEDERAL INCOME TAX CONSEQUENCES

         Set forth below is a description of the federal income tax consequences under the Code of the grant and exercise of the benefits awarded under the Plan.

         There will be no federal income tax consequences to employees, directors, consultants or the Corporation on the grant of a NQSO. On the exercise of a NQSO, the employee, director or consultant generally will have taxable ordinary income, subject, in the case of an employee, to withholding, in an amount equal to the excess of the fair market value of the shares of Common Stock received on the exercise date over the option price of the shares. The Corporation will be entitled to a tax deduction in an amount equal to such excess, provided the Corporation complies with applicable reporting and/or withholding rules. Any ordinary income realized by an employee, director or consultant upon exercise of a NQSO will increase his tax basis in the Common Stock thereby acquired. Upon the sale of Common Stock acquired by exercise of a NQSO, employees, directors and consultants will realize capital gain or loss, which capital gain may be subject to reduced rates of tax if such stock was held for more than one year prior to the sale.

         An employee, director or consultant who surrenders shares of Common Stock in payment of the exercise price of a NQSO will not recognize gain or loss on his surrender of such shares, but will recognize ordinary income on the exercise of the NQSO as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered will have the same tax basis and capital gains holding period as the shares surrendered. The balance of the shares received will have a tax basis equal to their fair market value on the date of exercise, and the capital gains holding period will begin on the date of exercise.

         With respect to ISOs, no compensation income is recognized by an optionee, and no deduction is available to the Corporation upon either the grant or exercise of an ISO. However, the difference between the exercise price of an ISO and the market price of the Common Stock acquired on the exercise date will be included in alternative minimum taxable income of the optionee for the purposes of the "alternative minimum tax." Generally, if an optionee holds the shares acquired upon exercise of ISOs until the later of (i) two years from the grant of the ISOs and (ii) one year from the date of acquisition of the shares upon exercise of an ISO, any gain recognized by the optionee on a sale of such shares will be treated as capital gain. The gain recognized upon the sale is the difference between the Option price and the sale price of the underlying Common Stock. The net federal income tax effect on the holder of ISOs is to defer, other than for alternative minimum tax purposes, until the shares are sold, taxation of any increase in the value of the Common Stock from the time of grant to the time of exercise. If the optionee sells the shares prior to the expiration of the holding period set forth above, the optionee will realize ordinary compensation income in the amount equal to the difference between the exercise price and the fair market value on the date of exercise. The compensation income will be added to the optionee's basis for purposes of determining the gain on the sale of the shares. Such gain will be capital gain if the shares are held as capital assets. If the application of the above-described rule would result in a loss to the optionee, the compensation income required to be recognized thereby would be limited to the excess, if any, of the amount realized on the sale over the basis of the shares sold. If an optionee disposes of shares obtained upon exercise of an ISO prior to the expiration of the holding period described above, the Corporation will be entitled to a deduction in the amount of the compensation income that the optionee recognizes as a result of the disposition, subject to the Corporation satisfying its reporting obligations.

         If an optionee is permitted to, and does, make the required payment of the Option price by delivering shares of Common Stock, the optionee generally will not recognize any gain as a result of such delivery, but the amount of gain, if any, which is not so recognized will be excluded from his basis in the new shares received. However, the use by an optionee of shares previously acquired pursuant to the exercise of an ISO to exercise an Option will be treated as a taxable disposition if the transferred shares have not been held by the optionee for the requisite holding period described above.

         If the Corporation delivers cash, in lieu of fractional shares, or shares of Common Stock to an employee pursuant to a cashless exercise program, the employee will recognize ordinary income equal to the cash paid and the fair market value of any shares issued as of the date of exercise. An amount equal to any such ordinary income will be deductible by the Corporation, provided it complies with applicable reporting and/or withholding requirements.

         If an optionee is permitted to, and does, exercise an ISO later than three months (one year in the event of the optionee's disability, as defined in Code Section 22(e)(3)) of the optionee's termination of employment (other than by reason of death), the optionee will recognize income, and the Corporation generally will be entitled to a deduction, upon exercise of the Option in accordance with the rules for NQSOs described above, provided it complies with applicable reporting and/or withholding requirements.

         Section 162(m) of the Code, which generally disallows a tax deduction for compensation over $1,000,000 paid to the Chief Executive Officer and certain other highly compensated employees ("covered employees") of publicly held corporations, provides that "performance-based" compensation will not be subject to the $1,000,000 deduction limitation. Because an employer is not, except in the case of a disqualifying disposition, entitled to a deduction upon the grant or exercise of an ISO in any event, this provision generally does not affect the Corporation's tax treatment with regard to ISOs. The compensation element of NQSOs granted by "outside directors" under a plan approved by shareholders with an exercise price equal to the fair market value of the underlying stock as of the date of grant is considered performance-based compensation, if certain requirements are met. The Plan meets such requirements and, accordingly, the compensation element of NQSOs will not be subject to the deduction limitation of Section 162(m).

         The Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 and is not required to be qualified under Section 401(a) of the Code.

         The Board of Directors recommends a vote FOR approval of the Plan Amendments.

                        ITEM 5. SELECTION OF ACCOUNTANTS

         The Board of Directors has selected PricewaterhouseCoopers LLP ("PwC") as independent accountants for the fiscal year ending December 31, 2000, and has further directed that management submit the selection of accountants for ratification by the shareholders at the Meeting. The Corporation's financial statements for the 1999 fiscal year were examined and reported upon by PwC.

         In the event that the shareholders do not approve of PwC, the Board of Directors is not obligated to appoint other accountants, but the Board of Directors will give consideration to such unfavorable vote. Even if the selection is ratified, the Board of Directors in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines such a change would be in the best interest of the Corporation and its shareholders.

         A representative of PwC will be present at the meeting, will be provided the opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions from shareholders.

         Effective December 9, 1999, PwC was engaged as the Corporation's independent accountants, replacing M.R. Weiser & Co. LLP. The Audit Committee of the Board of Directors approved the appointment of PwC. There were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Corporation's financial statements for the fiscal year ended December 31, 1998 or up through the time of replacement, which, if not resolved to the former auditor's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report for the year ended December 31, 1998. The report of M.R. Weiser & Co. LLP in connection with such audit did not contain any adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. Before engaging PwC, the Corporation had not consulted with PWC regarding accounting principles.

         The Board of Directors recommends a vote FOR the ratification of PWC as the Corporation's independent accountants.

                                 OTHER BUSINESS

         The Board of Directors currently knows of no other matters to be presented at the meeting. However, if any other matters properly come before the meeting, or any adjournment thereof, it is intended that proxies in the accompanying form will be voted in accordance with the judgment of the persons named therein.

                              SHAREHOLDER PROPOSALS

         The Corporation's Amended and Restated By-laws, as amended, provide that a shareholder who intends to present a proposal for shareholder vote at the Corporation's 2001 annual meeting must give written notice to the Secretary of the Corporation not less than 90 days nor more than 120 days prior to the date that is one year from the date of the Corporation's 2000 annual meeting. Accordingly, any such proposal must be received by the Corporation between October 4, 2001 and November 5, 2001. The notice must contain specified information about the proposed business and the shareholder making the proposal. If a shareholder gives notice of a proposal after the deadline, the Corporation's proxy holders will have discretionary authority to vote on this proposal when and if raised at the 2001 annual meeting. In addition, in order to include a shareholder proposal in the Corporation's proxy statement and form of proxy for the 2002 Annual Meeting, such proposal must be received by the Corporation at its principal executive offices no later than the close of business on August 14, 2001 and must otherwise comply with the rules of the Commission for inclusion in the proxy materials.

                              COST OF SOLICITATION

         The cost of soliciting proxies in the accompanying form has been or will be borne by the Corporation. Directors, officers and employees of the Corporation may solicit proxies personally or by telephone or other means of communications. Although there is no formal agreement to do so, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Corporation may reimburse them for any attendant expenses.

                     INCORPORATION OF FINANCIAL INFORMATION

         The following financial statements and other portions of the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 1999 as filed with the Commission on March 30, 2000, as amended on May 15, 2000 (the "Form 10-KSB"), Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2000, filed with the Commission on November 14, 2000 (the "Form 10-Q"), and Current Report on Form 8-K filed with the Commission on November 14, 2000, copies of which are being delivered with the Proxy Statement, are incorporated by reference herein:

               o financial statements of the Corporation appearing in Part II, Item 7 of the Form 10-KSB and in Part I, Item 1 of the Form 10-Q;

               o    supplementary financial information appearing in Part II,
                    Item 8 of the Form 10-KSB; and

               o management's discussion and analysis of financial condition and results of operations appearing in Part II, Item 6 of the Form 10-KSB and Part 1, Item 2 of the Form 10-Q.


         All documents filed with the Securities and Exchange Commission by the Corporation pursuant to sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 subsequent to the date of this Proxy Statement and prior to the date of the meeting are incorporated herein by reference. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE RESPECTFULLY REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED STAMPED AND ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE.

                                   By Order of the Board of Directors,


                                   E. KENNETH SEIFF
                                   President and Chief Executive Officer


Dated: December 15, 2000

                                                                       Exhibit A


                          AGREEMENT AND PLAN OF MERGER

                                       OF

                                  BLUEFLY, INC.
                            (a New York corporation)

                                       AND

                            BLUEFLY MERGER SUB, INC.
                            (a Delaware corporation)


         Agreement and Plan of Merger entered into on November __, 2000 by Bluefly, Inc., a New York corporation, and Bluefly Merger Sub, Inc., a Delaware Corporation

         WHEREAS Bluefly, Inc. is a business corporation of the State of New York with its principal office therein located in City of New York, County of New York; and

         WHEREAS the total number of shares of stock which Bluefly, Inc. has authority to issue is _________ of which __________ shares are Common Stock, par value of $.01 each, and ________is Preferred Stock.

         WHEREAS Bluefly Merger Sub, Inc. is a business corporation of the State of Delaware with its registered office therein located at , City of , County of ; and

         WHEREAS the total number of shares of stock which Bluefly Merger Sub, Inc. has authority to issue is [____] shares of common stock, par value $[______] per share; and

         WHEREAS, all the outstanding shares of stock of Bluefly Merger Sub, Inc. are held by Bluefly, Inc.,; and

         WHEREAS the New York Business Corporation Law permits a merger of a business corporation of the State of New York with and into a business corporation of another jurisdiction; and

         WHEREAS the Delaware General Corporation Law permits the merger of a business corporation of another jurisdiction with and into a business corporation of the State of Delaware; and

         WHEREAS Bluefly, Inc. and Bluefly Merger Sub, Inc. and their respective Boards of Directors deem it advisable and to the advantage, welfare, and best interests of the corporations and their respective stockholders to merge Bluefly, Inc. with and into Bluefly Merger Sub, Inc. pursuant to the provisions of the New York Business Corporation law and the Delaware General Corporation Law upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreement of the parties hereto, being thereunto duly entered into by Bluefly, Inc. and approved by a resolution adopted by its Board of Directors and being thereunto duly entered into by Bluefly Merger Sub, Inc. and approved by a resolution adopted by its Board of Directors, the Agreement of Merger and the terms and conditions thereof and the mode of carrying the same into effect, together with any provisions required or permitted to be set forth therein, are hereby determined and agreed upon as hereinafter set forth.

         1. Bluefly, Inc. shall, pursuant to the provisions of the New York Business Corporation Law and the provisions of the Delaware General Corporation Law, be merged with and into Bluefly Merger Sub, Inc., which shall be the surviving corporation from and after the effective time of the merger, and which is sometimes hereinafter referred to as the "surviving corporation". The separate existence of Bluefly, Inc., which is sometimes hereinafter referred to as the "terminating corporation", shall cease at the effective time of the merger in accordance with the provisions of the New York Business Corporation Law.

         2. At the effective time of the merger, the name of the surviving corporation shall be changed to Bluefly, Inc. and the Certificate of Incorporation of the surviving corporation shall be amended to read in its entirety as set forth in Exhibit A hereto.

         3. The present by-laws of the surviving corporation will be the by-laws of the surviving corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the Delaware General Corporation Law.

         4. The directors and officers in office of the surviving corporation at the effective time of the merger shall remain in office and shall hold their directorships and offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the Certificate of Incorporation and by-laws of the surviving corporation.

         5. At the effective time of the merger, each issued share of Common Stock of the terminating corporation shall be converted into one share of Common Stock of the surviving corporation and each share of preferred stock of the terminating corporation shall be converted into one share of Preferred Stock of the surviving corporation. The issued shares of the surviving corporation outstanding immediately prior to the effective time of the merger shall be canceled and cease to exist without being converted into any stock or other consideration whatsoever.

         6. In the event that this Agreement and Plan of Merger shall have been duly approved and adopted on behalf of the terminating corporation in accordance with the provisions of the New York Business Corporation Law and on behalf of the surviving corporation in accordance with the provisions of the Delaware General Corporation Law, the corporations agree that they will cause to be executed and filed and recorded any document or documents prescribed by the laws of the State of New York and by the laws of the State of Delaware, and that they will cause to be performed all necessary acts within the State of New York and the State of Delaware and elsewhere to effectuate the merger herein provided for.

         7. The Board of Directors and the proper officers of the terminating corporation and of the surviving corporation are hereby authorized, empowered, and directed to do any and all acts and things, and to make, execute, deliver, file, and record any and all instruments, papers, and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement and Plan of Merger or of the merger herein provided for.


         IN WITNESS WHEREOF, this Agreement and Plan of Merger is hereby executed on behalf of each of the constituent corporations parties by a duly authorized officer thereof.

Executed on this __ day of November, 2000.

                                       BLUEFLY MERGER SUB, INC.


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                       BLUEFLY, INC.


                                       By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                                                       Exhibit B


                          CERTIFICATE OF INCORPORATION

                                       of

                                  BLUEFLY, INC.



         1. Name. The name of the corporation is BLUEFLY, INC. (the "Corporation").

         2. Address; Registered Office and Agent. The address of the Corporation's registered office is ______________________, City of _____________, County of _________________, State of Delaware; and its
registered agent at such address is _______________________________.

         3. Purposes. The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

         4. Number of Shares

         4.1 The total number of shares of stock that the Corporation shall have authority to issue is: sixty-five million (65,000,000) of which forty million (40,000,000) shall be shares of Common Stock of the par value of $.01 ("Common Stock") and twenty-five million (25,000,000) shall be shares of Preferred Stock of the par value of $.01 each ("Preferred Stock").

         4.2 The designation, relative rights, preferences and limitations of the shares of each class are as follows:

         4.2.1 Other than the shares of the series of Preferred Stock, the terms of which are specified in this Certificate, the shares of Preferred Stock may be issued from time to time in one or more series having such number and such distinctive serial designations, as shall hereafter be stated and expressed in the resolution or resolutions providing for the issue of such shares of Preferred Stock from time to time adopted by the Board pursuant to authority so to do which is hereby vested in the Board. Each series of shares of Preferred Stock (a) may have such voting powers, full or limited, or may be without voting powers; (b) may be subject to redemption at such time or times and at such prices; (c) may be entitled to receive dividends (which may be cumulative or non-cumulative) at such rate or rates, on such conditions and at such times, and payable in preference to, or in such relation to, the dividends payable on any other class or classes or series of stock; (d) may have such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; (e) may be made convertible into or exchangeable for, shares of any other class or classes or of any other series of the same or any other class or classes of shares of the Corporation at such price or prices or at such rates of exchange and with such adjustments; (f) may be entitled to the benefit of a sinking fund to be applied to the purchase or redemption of shares of such series in such amount or amounts; (g) may be entitled to the benefit of conditions and restrictions upon the creation of indebtedness of the Corporation or any subsidiary, upon the issue of any additional shares (including additional shares of such series or of any other series) and upon the payment of dividends or the making of other distributions on, and the purchase, redemption or other acquisition by the Corporation or any subsidiary of, any outstanding shares of the Corporation and (h) may have such other relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof; all as shall be stated in said resolution or resolutions providing for the issue of such shares of Preferred Stock.

         4.2.2 Except as otherwise provided by law, elsewhere in this Certificate or by the resolution or resolutions providing for the issue of any series of shares of Preferred Stock, the holders of outstanding shares of Common Stock shall exclusively possess voting power for the election of directors and for all other purposes, each holder of record of shares of Common Stock being entitled to one vote for each share of Common Stock standing in its, his or her name on the books of the Corporation. Except as otherwise provided elsewhere in this Certificate or by the resolution or resolutions providing for the issue of any series of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled, to the exclusion of the holders of shares of Preferred Stock of any and all series, to receive such dividends as from time to time may be declared by the Board. Except as otherwise provided elsewhere in this Certificate or by the resolution or resolutions providing for the issue of any series of shares of Preferred Stock, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment shall have been made to the holders of shares of Preferred Stock of the full amount to which they shall be entitled as provided elsewhere in this Certificate or pursuant to the resolution or resolutions providing for the issue of any series of shares of Preferred Stock, the holders of shares of Common Stock shall be entitled, to the exclusion of the holders of shares of Preferred Stock of any and all series, to share, ratably according to the number of shares of Common Stock held by them, in all remaining assets of the Corporation available for distribution to its stock holders.

         4.2.3 Subject to the provisions of this Certificate of Incorporation and except as otherwise provided by law, the stock of the Corporation, regardless of class, may be issued for such consideration and for such corporate purposes as the Board may from time to time determine.

         5. Preferred Stock

         5.1 Designation/Ranking. There shall be two series of Preferred Stock which shall be designated, respectively, as "Series A Convertible Preferred Stock" (referred to herein as the "Series A Convertible Preferred Stock") and "Series B Convertible Preferred Stock" (referred to herein as "Series B Convertible Preferred Stock" and together with the Series A Convertible Preferred Stock, the "Convertible Preferred Stock"). The Series A Convertible Preferred Stock and Series B Convertible Preferred Stock shall rank pari passu with each other and senior to the Corporation's Common Stock and all other Preferred Stock of the Corporation ranking junior to the Convertible Preferred Stock, with respect to the payment of distributions on liquidation, dissolution or winding up of the Corporation and with respect to the payment of dividends.

         5.2 The number of shares constituting the Series A Convertible Preferred Stock shall be 500,000 shares. The number of shares constituting the Series B Convertible Preferred Stock shall be 9,000,000.

         5.3 Dividends.

         5.3.1 The holders of Convertible Preferred Stock shall be entitled to receive, out of funds legally available for such purpose, dividends which shall accrue at the rate of 8% per annum of the Face Value of such stock and shall compound annually, payable only upon: (i) the conversion of the Convertible Preferred Stock pursuant to Section 5.8; (ii) Liquidation (as defined in Section 5.4) of the Corporation under Section 5.4 or (iii) a redemption of the Convertible Preferred Stock under Section 5.9. Except in connection with a Liquidation Payment made under Section 5.4 or a redemption payment made under
Section 5.9 (which in each case shall require payment in cash), the Corporation, in its sole discretion, may elect to pay such dividends in shares of Common Stock, in which case such Common Stock dividends shall be equal to the number of shares of Common Stock obtained by dividing the cash value of such dividend by the Current Market Price (as defined in Section 5.8.5(iv)) on the business day prior to the date of payment.

         5.3.2 Dividends on each share of Convertible Preferred Stock shall be cumulative and shall accrue from the date of issuance of such share of Convertible Preferred Stock. The date on which the Corporation initially issues any share of Convertible Preferred Stock shall be deemed to be its "Issue Date," regardless of the number of times transfer of such shares is made on the stock records maintained by or for the Corporation and regardless of the number of certificates that may be issued to evidence such share.

         5.3.3 In addition to the right to receive dividends pursuant to Section
5.3.1 above, each holder of a share of Convertible Preferred Stock shall have the right, at any time after the Issue Date, if the Board of Directors of the Corporation shall declare a dividend or make any other distribution (including, without limitation, in cash or other property or assets, but excluding any stock split effected as a stock dividend), to holders of shares of Common Stock, to receive, out of funds legally available therefor, a dividend or distribution in an amount equal to the amount of such dividend or distribution receivable by a holder of the number of shares of Common Stock into which such share of Convertible Preferred Stock is convertible on the record date for such dividend or distribution. Any such amount shall be paid to the holders of shares of Convertible Preferred Stock at the same time such dividend or distribution is made to the holders of Common Stock.

         5.4 Liquidation

         5.4.1 Series A. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (a "Liquidation"), each holder shall be paid for each share of Series A Convertible Preferred Stock held by it, before any distribution or payment is made upon any stock ranking junior to the Series A Convertible Preferred Stock, an amount equal to the greater of: (i) $20 per share (the "Series A Face Value") plus, in the case of each share, an amount equal to all accrued but unpaid dividends thereon, through the date payment thereof is made and (ii) the amount that the holder of such share of the Series A Convertible Preferred Stock would receive if IT were to convert such share of Series A Convertible Preferred Stock into SHARE(S) of Common Stock immediately prior to such Liquidation. The holders of Series A Convertible Preferred Stock shall not be entitled to any further payment (such amount payable with respect to one share of Series A Convertible Preferred Stock being sometimes referred to as the "Series A Liquidation Payment" and with respect to all shares of Series A Convertible Preferred Stock being sometimes referred to as the "Series A Liquidation Payments").

         5.4.2 Series B Convertible Preferred Stock. Upon any Liquidation, each holder shall be paid for each share of Series B Convertible Preferred Stock held by it, before any distribution or payment is made upon any stock ranking junior to the Series B Convertible Preferred Stock, an amount equal to the greater of:
(i) the sum of (x) the Series B Face Value plus (y) in the case of each such share, an amount to all accrued and unpaid dividends thereon, through this date payment therefore is made plus (z) the Per Share Common Stock Investment Amount and (ii) the amount that the holder of such share of the Series B Convertible Preferred Stock would receive if IT were to convert SUCH share of Series B Convertible Preferred Stock into share(s) of Common Stock immediately prior to such Liquidation (such amount payable with respect to one share of Series B Convertible Preferred Stock being sometimes referred to as the "Series

B Liquidation Payment" and together with the Series A Liquidation Payment, the "Liquidation Payment" and with respect to all shares of Series B Convertible Preferred Stock being sometimes referred to as the "Series B Liquidation Payments" and together with the Series A Liquidation Payments, the "Liquidation Payments").

         For the purpose of this Section 5.4.2, the following terms shall have the following definitions:

         "Common Stock Investment Amount" means the dollar amount, which amount shall not be less than zero, equal to the difference of (i) the aggregate amount invested by Quantum Industrial Partners LDC and SFM Domestic Investments LLC or their affiliates (the "Purchasers") in the Common Stock of the Corporation pursuant to the conditional subscription obligation under Section 2.3(b) of the Investment Agreement, dated as of November 13, 2000, among the Corporation, Bluefly Merger Sub, Inc. and the Purchasers (the "New Investment Agreement") minus (ii) an amount equal to the product of (A) the aggregate number of shares of Common Stock purchased pursuant to the Conditional Subscription (as defined in the New Investment Agreement), which are sold by the Purchasers at any time prior to the date of measurement and (B) $2.34 (as adjusted to reflect combinations and splits and the like with respect to the Common Stock).

         "Per Share Common Stock Investment Amount" means the quotient obtained by dividing (i) the Common Stock Investment Amount by (ii) number of shares of Series B Convertible Preferred Stock outstanding at the time of measurement.

         "Series B Face Value" means an amount equal to $2.34 per share of Series B Convertible Preferred Stock.

         5.4.3 If upon such Liquidation, the assets to be distributed among the holders of Convertible Preferred Stock shall be insufficient to permit payment to the holders of Convertible Preferred Stock of the Liquidation Payments, then the entire assets of the Corporation to be so distributed shall be distributed ratably among the holders of Convertible Preferred Stock. Upon any such Liquidation after the holders of Convertible Preferred Stock shall have been paid in full the Liquidation Payments to which they shall be entitled, the remaining net assets of the Corporation may be distributed to the holders of securities ranking junior to the Convertible Preferred Stock.

         5.4.4 Written notice of such Liquidation stating a payment date, the amount of the Liquidation Payments and the place where said Liquidation Payments shall be payable, shall be delivered in person, mailed by certified or registered mail, return receipt requested, or sent by telecopier or telex, not less than 10 days prior to the payment date stated therein, to the holders of record of Convertible

Preferred Stock, such notice to be addressed to each such holder at its address as shown by the records of the Corporation.

         5.4.5 The Convertible Preferred Stock shall, with respect to distribution of assets and rights upon Liquidation rank senior to each class or series of capital stock of the Corporation hereafter created which does not expressly provide that it ranks on a parity with or is senior to the Convertible Preferred Stock with respect to distribution of assets and rights upon the liquidation, dissolution or winding up of the Corporation.

         5.5 Voting Rights of the Series A Convertible Preferred Stock.

         5.5.1 In addition to any other vote required by law or this Certificate, so long as at least 60% of the shares of Series A Convertible Preferred Stock outstanding on August 26, 1999 (the "Series A Issue Date") remain outstanding, the Corporation may take the following actions only with the approval of the holders of a majority of the shares of Series A Convertible Preferred Stock voting separately as a class:

               (i) liquidate the Corporation or acquire another business entity;

               (ii) create a joint venture, partnership or one or more non-wholly owned subsidiaries requiring an investment in cash or kind of more than $500,000;

               (iii) sell Corporation assets, which individually or in the aggregate exceed $2,000,000;

               (iv) incur indebtedness in excess of $1,000,000 or impose a lien against or encumber assets of the Corporation in excess of $1,000,000 (other than a financing secured by inventory or a financing required in connection with the optional redemption of the Convertible Preferred Stock in accordance with Section 7);

               (v) enter into or amend any contract not contemplated by an approved budget or in excess of $250,000 in any one year or $1 million over the life of the contract in the aggregate;

               (vi) issue or sell securities of the Corporation (excluding securities issuable upon exercise of options authorized for issuance under the stock option or employee incentive plans existing on the date of the filing of this Certificate with the Secretary of State of the State of Delaware or as a result of the conversion of the

          Convertible Preferred Stock or any notes and warrants of the Corporation outstanding as of the date of the filing of this Certificate with the Secretary of State of the State of Delaware);

               (vii) declare dividends, repurchase or redeem securities of the Corporation or debt, except to the extent such debt is due in accordance with its terms and except for dividends, repurchases or redemption applicable to the Convertible Preferred Stock or any notes of the Corporation outstanding as of the effective date of this Certificate;

               (viii) make capital expenditures in excess of 110% of capital expenditures set forth in the annual budget;

               (ix) grant registration rights or register securities under the Securities Act of 1933, as amended, except pursuant to any registration rights agreement of the Corporation outstanding as of the effective date of this Certificate or registrations on Form S-8 or similar forms;

               (x) enter into any contract with an affiliate;

               (xi) amend the Corporation's Certificate of Incorporation or Bylaws;

               (xii) increase or decrease the number of members of the Corporation's Board of Directors or the voting rights of the directors;

               (xiii) change the Corporation's independent public accountants;

               (xiv) approve the annual budget, and any changes to the business plan and five year budget and any successor thereto;

               (xv) adopt or amend employment contracts with Corporation officers and senior executive managers with authority equivalent to that of Executive Vice Presidents; or

               (xvi) amend or alter the New Investment Agreement.

         5.5.2 For so long as at least 20% of the shares of Series A Convertible Preferred Stock outstanding on the Series A Issue Date remain outstanding, the holders of the Series A Convertible Preferred Stock voting separately as a class, shall be entitled to elect one (1) director to the Board of Directors (hereafter referred to as the

"Class A Director") upon a vote of a majority of the outstanding shares of Series A Convertible Preferred Stock. For so long as at least 60% of the shares of the Series A Convertible Preferred Stock outstanding on the Series A Issue Date remain outstanding, the Class A Director shall be entitled to seven votes on any action taken by the Board of Directors.

         5.5.3 Notwithstanding anything set forth herein, with the exception of any action duly approved by the holders of Series A Convertible Preferred Stock pursuant to Section 5.5.1 above, at any time when any shares of Series A Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by this Certificate, and in addition to any other vote required by law or the Corporation's Certificate of Incorporation, without the approval of the holders of at least two-thirds (66 2/3%) of the then outstanding shares of Series A Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not (i) effect any transaction or other action that would adversely affect the rights, preferences, powers (including voting powers) and privileges of the Series A Convertible Preferred Stock or (ii) merge or consolidate with another Person, sell all or substantially all of the assets of the corporation or enter into a transaction which results in or take any action which facilitates a Change of Control. "Change of Control" means any person or "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), other than any group that includes holders of Convertible Preferred Stock and/or their Affiliates, becoming the beneficial owner, directly or indirectly, of outstanding shares of stock of the Corporation entitling such Person or Persons to exercise 50% or more of the total votes entitled to be cast at a regular or special meeting, or by action by written consent, of the shareholders of the Corporation in the election of directors (the term "beneficial owner" shall be determined in accordance with Rule 13d-3 of the Exchange Act).

         5.6 Voting Rights of Series B Convertible Preferred Stock

         5.6.1 In addition to any other vote required by law or this Certificate, so long as at least 40% of the shares of Series B Convertible Preferred Stock issued on the Issue Date remain outstanding the Corporation may take the following actions only with the approval of the holders of a majority of the shares of Series B Convertible Preferred Stock voting separately as a class:

               (i) liquidate the Corporation or acquire another business entity;

               (ii) create a joint venture, partnership or one or more non-wholly owned subsidiaries requiring an investment in cash or kind of more than $500,000;

               (iii) sell Corporation assets, which individually or in the aggregate exceed $2,000,000;

               (iv) incur indebtedness in excess of $1,000,000 or impose a lien against or encumber assets of the Corporation in excess of $1,000,000 (other than a financing secured by inventory or a financing required in connection with the optional redemption of the Convertible Preferred Stock in accordance with Section 5.9);

               (v) enter into or amend any contract not contemplated by an approved budget or in excess of $250,000 in any one year or $1 million over the life of the contract in the aggregate;

               (vi) issue or sell securities of the Corporation (excluding securities issuable upon exercise of options authorized for issuance under the stock option or employee incentive plans existing on the date of the filing of this Certificate with the Secretary of State of the State of Delaware or as a result of the conversion of the Convertible Preferred Stock or any notes and warrants of the Corporation outstanding as of the date of the filing of this Certificate with the Secretary of State of the State of Delaware);

               (vii) declare dividends, repurchase or redeem securities of the Corporation or debt, except to the extent such debt is due in accordance with its terms and except for dividends, repurchases or redemption applicable to the Convertible Preferred Stock or any notes of the Corporation outstanding as of the effective date of this Certificate;

               (viii) make capital expenditures in excess of 110% of capital expenditures set forth in the annual budget;

               (ix) grant registration rights or register securities under the Securities Act of 1933, as amended, except pursuant to any registration rights agreement of the Corporation outstanding as of the effective date of this Certificate or registrations on Form S-8 or similar forms;

               (x) enter into any contract with an affiliate;

               (xi) amend the Corporation's Certificate of Incorporation or Bylaws;

               (xii) increase or decrease the number of members of the Corporation's Board of Directors or the voting rights of the directors;

               (xiii) change the Corporation's independent public accountants;

               (xiv) approve the annual budget, and any changes to the business plan and five year budget and any successor thereto;

               (xv) adopt or amend employment contracts with Corporation officers and senior executive managers with authority equivalent to that of Executive Vice Presidents; or

               (xvi) amend or alter the New Investment Agreement.

         5.6.2 For so long as at least 20% of the shares of Series B Convertible Preferred Stock outstanding on the Issue Date remain outstanding, the holders of the Series B Convertible Preferred Stock voting separately as a class, shall be entitled to elect one (1) director to the Board of Directors (hereafter referred to as the "Class B Director") upon a vote of a majority of the outstanding shares of Series B Convertible Preferred Stock. For so long as at least 40% of the shares of the Series B Convertible Preferred Stock issued on the Issue Date remain outstanding, the Class B Director shall be entitled to seven votes on any action taken by the Board of Directors.

         5.6.3 Notwithstanding anything set forth herein, with the exception of any action duly approved by the holders of Series B Convertible Preferred Stock pursuant to Section 5.6.1 above, at any time when any shares of Series B Convertible Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by this Certificate, and in addition to any other vote required by law or this Certificate, without the approval of the holders of at least two-thirds (66 2/3%) of the then outstanding shares of Series B Convertible Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a series, the Corporation will not (i) effect any transaction or other action that would adversely affect the rights, preferences, powers (including voting powers) and privileges of the Series B Convertible Preferred Stock or (ii) merge or consolidate with another Person, sell all or substantially all of the assets of the corporation or enter into a transaction which results in or take any action which facilitates a Change of Control.

         5.7 Voting Rights Generally

         5.7.1 Holders of Convertible Preferred Stock shall be entitled to notice of any stockholders' meeting. Except as otherwise required by law, at any annual or special meeting of the Corporation's stockholders, or in connection with any written consent in lieu of any such meeting, the holders of each outstanding share of Convertible Preferred Stock shall be entitled to cast, in respect of such share, the number of votes equal to the number of full shares of Common Stock into which such share of Convertible Preferred Stock is then convertible (calculated by rounding any fractional share up to the nearest whole number) on the date for determination of stockholders entitled to vote at the meeting. Except as set forth herein or otherwise required by law, the Convertible Preferred Stock and the Common Stock shall vote together as a single class on each matter submitted to the stockholders, and not by separate class or series.

         5.7.2 A vacancy in any directorship elected by the holders of the Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, as the case may be, shall be filled only by vote or written consent in lieu of a meeting of the holders of the Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, as the case may be. Except as otherwise required by applicable law, any member of the Board of Directors elected by the holders of the Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, as the case may be, may only be removed by the vote of the holders of not less than a majority of the Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, as the case may be, voting thereon.

         5.7.3 Notwithstanding anything set forth herein, the Class A Director and Class B Director shall not be entitled to vote on the question of whether the Corporation exercises its right of redemption in Section 5.9 or the incurrence of any debt or issuance of any equity to finance such optional redemption.

         5.8 Conversions. The holders of shares of Convertible Preferred Stock shall have the following conversion rights:

         5.8.1 Right to Convert. Subject to the terms and conditions of this
Section 5.8.1, the holder of any share or shares of Convertible Preferred Stock shall have the right, at its option at any time and from time to time, to convert any such shares (or fractions thereof) of Convertible Preferred Stock (except that upon any Liquidation, the right of conversion shall terminate at the close of business on the business day immediately preceding the date fixed for payment of the amount distributable on the Convertible Preferred Stock) into such number of fully paid and nonassessable shares of Common Stock as is obtained

               (i) in the case of the Series A Convertible Preferred Stock, by
          (x) multiplying the number of shares of Series A Convertible Preferred Stock to be so converted by the Series A Face Value and (y) dividing the result by the Series A

          Conversion Price (as defined below) applicable to such share, determined as provided below, in effect on the date the certificate is surrendered for conversion and

               (ii) in the case of the Series B Convertible Preferred Stock, by
          (x) dividing the Series B Face Value by (y) the Series B Conversion Price applicable to such share, determined as provided below, in effect on the date the certificate is surrendered for conversion;

plus, in either case, at the Company's option, either a number of shares of Common Stock (valued at their Current Market Price on the Business Day prior to the date of payment), or an amount in cash, as the case may be, equal to any accrued but unpaid dividends on the shares of Convertible Preferred Stock so converted.

         The initial Series A Conversion Price per share for shares of Convertible Preferred Stock shall be $2.34 per share, as adjusted pursuant to the further provisions of this Section 5.8 (each such price, or such price as last adjusted, being referred to as the "Series A Conversion Price" or "Series B Conversion Price" as applicable). Such rights of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert a stated number of shares of Convertible Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares to be so converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Convertible Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

         5.8.2 Automatic Conversion of Series A Convertible Preferred Stock. (a) One-quarter of the shares of Series A Convertible Preferred Stock outstanding on the Issue Date shall automatically be converted, with no further action on the part of the Corporation or the holder thereof, into such number of fully paid and non-assessable shares of Common Stock as is determined under Section 5.8.1(i) on the date, if any, after November 1, 2001, on which the last sale price of the Common Stock on the NASDAQ Small Cap Market or, if not quoted on the NASDAQ Small Cap Market, on any other national securities exchange, has reached at least four times the Conversion Price (the "Price Trigger") for 30 consecutive trading days during the prior 90 days. On the 90th day after such date and every 90 days thereafter until no shares of Series A Convertible Preferred Stock are outstanding, an additional one-quarter of the shares of Series A Convertible Preferred Stock initially outstanding shall automatically be converted on the date on which the Price Trigger has been reached for 30 consecutive trading days during the preceding 90-day period; provided, that such automatic conversion shall occur (i) no more than once during any 90-day period and (ii) only if at such time there exists an effective registration statement filed by the Corporation under the Securities Act of 1933 (the "Act") registering the resale of the shares of Common Stock to be received upon conversion and the Corporation is obligated to maintain the effectiveness thereof for at least 120 days after such conversion. The automatic conversion shall be effected on a pro rata basis among holders of Series A Convertible Preferred Stock.

         (b) Immediately prior to the closing of a merger, sale of all or substantially all of the Corporation's assets, or any combination thereof in which the Corporation or its shareholders are to receive cash or marketable securities with an aggregate value per share of Series A Convertible Preferred Stock of at least three times the Conversion Price, each outstanding share of Series A Convertible Preferred Stock shall automatically, with no further action required to be taken by the Corporation or the holder thereof, be converted into such number of fully paid and nonassessable shares of Common Stock as is determined under Section 5.8.1.

         (c) Immediately after the conversion in Section 5.8.2(a) or (b), each holder of shares of Series A Convertible Preferred Stock so converted shall be deemed to be the holder of record of the Common Stock issuable upon conversion of such holder's shares notwithstanding that the share register of the Corporation shall then be closed or that certificates representing such Common Stock shall not then be actually delivered to such person. Upon notice from the Corporation, each holder of shares of Series A Convertible Preferred Stock so converted shall promptly surrender to the Corporation, at any place where the Corporation shall maintain a transfer agent for its Series A Convertible Preferred Stock and Common Stock, certificates representing the shares so converted, duly endorsed in blank or accompanied by proper instruments of transfer. On the date of such automatic conversion, all rights with respect to the shares of Series A Convertible Preferred Stock so converted, including the rights, if any, to receive notices and to vote, will terminate, except only the rights of holders thereof to (i) receive certificates for the number of shares of Common Stock into which such shares of Series A Convertible Preferred Stock have been converted, (ii) the payment of any accrued but unpaid dividends thereon as provided herein and (iii) exercise the rights to which they are entitled as holders of Common Stock.

         5.8.3 Issuance of Certificates; Time Conversion Effected. Promptly after the surrender of the certificate or certificates for the shares of Convertible Preferred Stock to be converted as set forth above, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holders, registered in such name or names as such holders may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such shares of Convertible Preferred Stock.

         5.8.4 Fractional Shares; Partial Conversion. No fractional shares of Common Stock shall be issued upon conversion of Convertible Preferred Stock into Common Stock. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Subparagraph 6(d), be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Convertible Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board of Directors of the Corporation.

         5.8.5 Antidilution Adjustments. The Series A Conversion Price and the Series B Conversion Price shall be subject to adjustment as follows if any of the events listed below occur after November 13, 2000 (regardless of whether any shares of such series of Convertible Preferred Stock are outstanding) but, with respect to a share of Convertible Preferred Stock, prior to the conversion of such share of Convertible Preferred Stock into Common Stock.

               (i) In case the Corporation shall (x) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock, (y) subdivide or reclassify its outstanding Common Stock into a greater number of shares, or (z) combine or reclassify its outstanding Common Stock into a smaller number of shares, the applicable Conversion Price in effect immediately prior to such event shall be adjusted so that the holder of any share of the Convertible Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock which it would have owned or have been entitled to receive after the happening of such event had the share of such Convertible Preferred Stock been converted immediately prior to the happening of such event. An adjustment made pursuant to this paragraph shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective on the effective date in the case of subdivision, combination or reclassification. If any dividend or distribution is not paid or made, the applicable Conversion Price then in effect shall be appropriately readjusted.

               (ii) In case the Corporation shall pay, issue or distribute to its holders of capital stock any shares of capital stock of the Corporation or evidences of indebtedness or cash or other assets (excluding (w) regular cash dividends payable out of earnings in the ordinary course and distributed ratably to the holders of Convertible Preferred Stock, (x) distributions paid from retained earnings of the Corporation and distributed ratably to the holders of Convertible Preferred Stock, (y) dividends or distributions referred to in clause
          (i) above and (z) dividends or distributions paid or made to holders of shares of Convertible Preferred Stock in the manner provided in
          Section 5.3 above) or rights, options or warrants to subscribe for or purchase any of its securities then, in each such case, the applicable Conversion Price shall be adjusted so that it shall equal the price determined by multiplying the applicable Conversion Price in effect immediately prior to the date of the distribution by a fraction the numerator of which shall be the applicable Conversion Price less the then fair market value (as determined by the Board of Directors, whose determination, if made in good faith, shall be conclusive) of the portion of the capital stock, cash or assets or evidences of indebtedness so distributed, or of the subscription rights, options or warrants so distributed or of such convertible or exchangeable securities, with respect to one share of Common Stock, and the denominator of which shall be the applicable Conversion Price in effect immediately prior to the date of the distribution. Such adjustment shall be made whenever any such distribution is made, and shall become effective retroactive to the record date for the determination of stockholders entitled to receive such distribution. If any such distribution is not made or if any or all of such rights, options or warrants expire or terminate without having been exercised, the applicable Conversion Price then in effect shall be appropriately readjusted.

               (iii) Whenever the applicable Conversion Price is adjusted as herein provided or as provided in Section 5.8.6(a), the Corporation shall promptly file with the conversion agent (or, if there is no conversion agent, the secretary of the Corporation) an officer's certificate setting forth such Conversion Price after the adjustment and setting forth a brief statement of the facts requiring the adjustment, which certificate shall be conclusive evidence of the correctness of the adjustment. Promptly after delivery of the certificate, the Corporation shall prepare a notice of the adjustment of such Conversion Price setting forth such Conversion Price and the date on which the adjustment becomes effective and shall mail the notice of such adjustment of the applicable Conversion Price (together with a copy of the officer's certificate setting forth the facts requiring such adjustment) to the holder of each share of the Convertible Preferred Stock at such holder's last address as shown on the stock books of the Corporation.

               (iv) For the purpose of any computation under any provision relating to the Convertible Preferred Stock, the "Current Market Price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of Common Stock for the 30 consecutive trading days immediately preceding such date. If on any such date the shares of Common Stock are not listed or admitted for trading on any national securities exchange or quoted by NASDAQ or a similar service, the Current Market Price for the Common Stock shall be the fair market value of the Common Stock on such date as determined in good faith by the Board of Directors of the Corporation.

         5.8.6 Series B Adjustment.

         (a) In case the Corporation shall (i) sell or issue shares of its Common Stock, (ii) issue rights, options or warrants to subscribe for or purchase shares of Common Stock or (iii) issue or sell other rights for the purchase of shares of Common Stock or securities convertible into or exchangeable into shares of Common Stock, in the case of one or more of the events described in the immediately preceding clauses (i), (ii) and (iii) (excluding those issuances referred to in Section 5.8.6(b) (collectively, the "Securities"), at a price per share (the "New Issue Price") less than the Series B Conversion Price, then in each such case the Series B Conversion Price in effect immediately prior to the issuance of such Securities shall be adjusted to equal the New Issue Price. The adjustment provided for in this Subparagraph 6(f) shall be made successively whenever any Securities are issued (provided, however, that no further adjustments in the Series B Conversion Price shall be made upon the subsequent exercise, conversion or exchange, as applicable of such Securities pursuant to the original terms of such Securities) and shall become effective immediately after such issuance. In determining whether any Securities entitle the holders of the Common Stock to subscribe for or purchase shares of Common Stock at less than the Series B Conversion Price, and in determining the New Issue Price of the shares of Common Stock so offered, there shall be taken into account any consideration received by the Corporation for such Securities, any consideration required to be paid upon the exercise, conversion or exchange, as applicable, of such Securities and the value of all such consideration (if other than cash) shall be determined in good faith by the Board of Directors of the Corporation.

         (b) Notwithstanding the foregoing, the provisions of this paragraph shall not apply to the issuance of: (x) any equity securities issued at then fair market value pursuant to the Corporation's employee option or stock incentive plan approved by the Board of Directors of the Corporation on or prior to the date of the filing of this Certificate with the Secretary of State of the State of Delaware, or (y) any equity securities issued at then fair market value as consideration for services of non-employee third parties provided to the Corporation (in an aggregate amount not to exceed 100,000 shares of Common Stock in any fiscal year (as such number may be adjusted to reflect stock splits, combinations and the like)).

         5.8.7 Reorganization, Recapitalization or Reclassification. If any capital reorganization, recapitalization or reclassification of the capital stock of the Corporation (other than a merger or consolidation of the Corporation in which the Corporation is the surviving corporation and which does not result in a reclassification or change of outstanding shares of Common Stock) or a merger or consolidation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets (other than cash dividends payable out of earnings or surplus in the ordinary course of business) with respect to or in exchange for Common Stock, then, as a condition of such reorganization, recapitalization or reclassification, lawful and adequate provisions shall be made whereby each holder of a share or shares of Convertible Preferred Stock shall thereupon have the right to receive upon conversion of such share or shares of Convertible Preferred Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such share or shares of Convertible Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such Common Stock immediately theretofore receivable upon such conversion had such reorganization or reclassification not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including without limitation provisions for adjustments of the Conversion Price) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights.

         5.8.8 Other Notice. In case at any time:

               (i) the Corporation shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

               (ii) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

               (iii) there shall be any capital reorganization or reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with or into another entity or entities, or a sale, lease, abandonment, transfer or other disposition of all or substantially all its assets; or

               (iv) there shall be a voluntary or involuntary dissolution or winding up of the Corporation;

               then, in any one or more of said cases, the Corporation shall give, by delivery in person, certified or registered mail, return receipt requested, telecopier or telex, addressed to each holder of any shares of Convertible Preferred Stock at the address of such holder as shown on the books of the Corporation, (i) at least 10 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, disposition, dissolution or winding up and (ii) in the case of any such reorganization, reclassification, consolidation, merger, disposition, dissolution or winding up, at least 10 days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto and such notice in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, disposition, dissolution or winding up, as the case may be.

         5.8.9 Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the conversion of the Convertible Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Convertible Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly authorized, validly issued, fully paid and nonassessable by the Corporation and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange or quotation system upon which the Common Stock may be listed. The Corporation will not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Convertible Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation.

         5.8.10 Reissuance of Preferred Stock. Shares of Convertible Preferred Stock that have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged or converted, shall not be reissued as shares of Convertible Preferred Stock and shall (upon compliance with any applicable provisions of the General Corporation Law of the State of Delaware) have the status of authorized but unissued shares of Preferred Stock of the Corporation undesignated as to series and may be designated or redesignated and issued or reissued, as the case may be, as part of any series of Preferred Stock of the Corporation other than Convertible Preferred Stock.

         5.8.11 Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of Convertible Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Convertible Preferred Stock which is being converted.

         5.8.12 Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Convertible Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Convertible Preferred Stock in any manner which interferes with the timely conversion of such Convertible Preferred Stock, except as may otherwise be required to comply with applicable laws.

         5.8.13 Minimum Adjustment. No reduction of the Conversion Price shall be made if the amount of any such reduction would be an amount less than $.025, but any such amount shall be carried forward and reduction with respect thereof shall be made at the time of and together with any subsequent reduction which, together with such amount and any other amount or amounts so carried forward, shall aggregate $.025 or more.

         5.9 Optional Redemption. The Corporation may redeem for cash all but not less than all of the Convertible Preferred Stock on not less than 30 days written notice to the holders thereof, during the periods and at the prices set forth below, plus all accrued but unpaid dividends thereon; provided that no such redemption shall be permitted unless (x) at such time there exists an effective registration statement filed by the Corporation under the Act registering the resale of the shares of Common Stock to be received upon conversion of the Convertible Preferred Stock and the Corporation is obligated to maintain the effectiveness thereof for at least 120 days after the proposed date or redemption and (y) if the redemption of Convertible Preferred Stock does not meet the requirements of either Section 302(b)(2) or 302(b)(3) of the Internal Revenue Code of 1986, as amended, then to avoid such treatment, the Corporation shall offer to effect a redemption of Common Stock from the holders of Convertible Preferred Stock or their designees, to the extent necessary to meet the requirements of either one of such Sections, at a purchase price equal to the Current Market Price on the date notice of redemption is given pursuant to this Section 5.9.

            Time Period                        Multiple of the Conversion Price
            -----------                        --------------------------------
November 13, 2002 through November 13, 2004                 4x

November 13, 2004 through November 13, 2006                 4.5x

On or after November 13, 2006                               5x

         5.10 Adjustment of Face Value. In case the Corporation shall subdivide or reclassify its outstanding Convertible Preferred Stock into a greater number of shares or combine or reclassify its outstanding Convertible Preferred Stock into a smaller number of shares, the Series A Face Value or Series B Face Value, as the case may be, in effect immediately prior to such event shall be adjusted to reflect such increase or decrease. An adjustment made pursuant to this paragraph shall become effective on the effective date of subdivision, combination or reclassification.

         5.11 Future Issuance of Shares; Preemptive Rights.

         5.11.1 Offering Notice. Except for (i) capital stock or options to purchase capital stock of the Corporation which may be issued to employees, consultants or directors of the Corporation pursuant to a stock incentive plan or other employee benefit arrangement approved by the Board of Directors, (ii) a subdivision of the outstanding shares of Common Stock into a larger number of shares of Common Stock, (iii) capital stock issued as full or partial consideration for a merger, acquisition, joint venture, strategic alliance, license agreement or other similar non-financing transaction, (iv) capital stock issued as full or partial consideration for services (v) capital stock issued in connection with a publicly registered offering, (vi) capital stock issued upon exercise, conversion or exchange of any Preferred Stock, options or warrants, or
(vii) capital stock purchased by any Purchaser in the public market or from the Corporation, if the Corporation wishes to issue any shares of capital stock or any other securities convertible into or exchangeable for capital stock of the Corporation (collectively, "New Securities") to any Person (the "Subject Purchaser"), then the Corporation shall send written notice (the "New Issuance Notice") to the holders of the Convertible Preferred Stock, which New Issuance Notice shall state (x) the number of New Securities proposed to be issued and
(y) the proposed purchase price per share of the New Securities that the Corporation is willing to accept (the "Proposed Price").

         5.11.2 Preemptive Rights; Exercise.

         (i) For a period of ten (10) days after the giving of the New Issuance Notice as provided in Section 5.11.1, each initial holder of the Convertible Preferred Stock or, as the case may be, their permitted assignees pursuant to
Section 11.3 of the Investment Agreement, dated as of July 27, 1999, among the Company, the Purchasers, The Lynch Foundation, Peter Lynch and Pilot Domestic Trust, and Section 12.3 of the New Investment Agreement (each, a "Preemptive Rightholder") shall have the right to purchase up to its Proportionate Percentage (as hereinafter defined) of the New Securities at a purchase price equal to the Proposed Price and upon the terms and conditions set forth in the New Issuance Notice. Each Preemptive Rightholder shall have the right to purchase up to that percentage of the New Securities determined by dividing (a) a number equal to the number of shares of Common Stock into which the shares of Convertible Preferred Stock then owned by such Preemptive Rightholder are convertible by (b) the total of (x) the number of shares of Common Stock then outstanding and (y) the number of shares of Common Stock into which all outstanding shares of Preferred Stock are convertible (the "Proportionate Percentage").

               (ii) The right of each Preemptive Rightholder to purchase the New Securities under subsection (i) above shall be exercisable by delivering written notice of its exercise, prior to the expiration of the 10-day period referred to in subsection (i) above, to the Corporation, which notice shall state the amount of New Securities that the Preemptive Rightholder elects to purchase as provided in
          Section 5.11.2(i). The failure of a Preemptive Rightholder to respond within the 10-day period shall be deemed to be a waiver of the Preemptive Rightholder's rights under Section 5.11.2(i); provided that each Preemptive Rightholder may waive its, his or her rights under
          Section 5.11.2(i) prior to the expiration of the 10-day period by giving written notice to the Corporation.

               (iii) If, following the expiration of the 10-day period referred to above, not all of the New Securities have been subscribed for by the Subject Purchasers, each Preemptive Rightholder shall have the option to increase that number of New Securities it has elected to purchase pursuant to Section 5.11.2(i) by a proportionate amount.

         5.11.3 Closing. The closing of the purchase of New Securities subscribed for by the Preemptive Rightholders under Section 5.11.2 shall be held at the same time and place as the closing of the New Securities subscribed for by the Subject Purchasers (the "Closing"). At the Closing, the Corporation shall deliver certificates representing the New Securities, and the New Securities shall be issued free and clear of all liens and the Corporation shall so represent and warrant, and further represent and warrant that the New Securities shall be, upon issuance of the New Securities to the Preemptive Rightholders and after payment for the New Securities, duly authorized, validly issued, fully paid and nonassessable by the Corporation. At the Closing, the Preemptive Rightholders purchasing the New Securities shall deliver payment in full in immediately available funds for the New Securities purchased by it, him or her. At the Closing, all of the parties to the transaction shall execute any additional documents that are otherwise necessary or appropriate.

         5.11.4 Sale to Subject Purchaser. The Corporation may sell to the Subject Purchaser all of the New Securities not purchased by the Preemptive Rightholders on terms and conditions that are no more favorable to the Subject Purchaser than those set forth in the New Issuance Notice; provided, however, that the sale is bona fide and made pursuant to a contract entered into within four (4) months of the earlier to occur of (i) the waiver by the Preemptive Rightholders of their option to purchase the New Securities as provided in
Section 5.11.2 and (ii) the expiration of the 10-day period referred to in
Section 5.11.2. If such sale is not consummated within such four (4) month period for any reason, then the restrictions provided for in this Section 5.11 shall again become effective, and no issuance and sale of New Securities may be made thereafter by the Corporation without again offering the New Securities in accordance with this Section

5.11. The closing of any issue and purchase contemplated by this Section 5.11.4 shall be held at the time and place as the parties to the transaction may agree.

         5.11.5 Election of Directors. Members of the Board of Directors of the Corporation (the "Board") may be elected either by written ballot or by voice vote.

         5.11.6 Limitation of Liability. No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director (a) for any breach of such person's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under section 174 of the General Corporation Law or (d) for any transaction from which the director derived any improper personal benefits.

         Any repeal or modification of the foregoing provision shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

         5.12 Transactions. In case of any merger or consolidation of the Corporation or any capital reorganization, reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value) (each, a "Transaction"), the Corporation shall execute and deliver to each holder of Convertible Preferred Stock at least twenty (20) Business Days prior to effecting such Transaction a certificate stating that the holder of each share of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock shall have the right to receive in such Transaction, in exchange for each share of Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, as the case may be, a security identical to (and not less favorable than) the Series A Convertible Preferred Stock or Series B Preferred Stock, as the case may be, and provision shall be made therefor in the agreement, if any, relating to such Transaction. Any certificate delivered pursuant to this Section 5.12 shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 5.8 hereof. The provisions of this Section 5.12 and any equivalent thereof in any such certificate similarly shall apply to successive transactions.

         6. Indemnification.

         6.1 To the extent not prohibited by law, the Corporation shall indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a "Proceeding"), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a director or officer of the Corporation, or, at the request of the Corporation, is or was serving as a director or officer of any other corporation or in a capacity with comparable authority or responsibilities for any partnership, joint venture, trust, employee benefit plan or other enterprise (an "Other Entity"), against any judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees, disbursements and other charges). Persons who are not directors or officers of the Corporation (or otherwise entitled to indemnification pursuant to the preceding sentence) may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board at any time specifies that such persons are entitled to the benefits of this Section 6.

         6.2 The Corporation shall, from time to time, reimburse or advance to any director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with any Proceeding, in advance of the final disposition of such Proceeding; provided, however, that, if required by the General Corporation Law, such expenses incurred by or on behalf of any director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such director or officer (or other person indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such director, officer or other person is not entitled to be indemnified for such expenses.

         6.3 The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Section 6 shall not be deemed exclusive of any other rights to which a person seeking indemnification or reimbursement or advancement of expenses may have or hereafter be entitled under any statute, this Certificate of Incorporation, the By-laws of the Corporation (the "By-laws"), any agreement, any vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

         6.4 The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Section 6 shall continue as to a person who has ceased to be a director or officer (or other person indemnified hereunder) and shall inure to the benefit of the executors, administrators, legatees and distributees of such person.

         6.5 The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of an Other Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Section 6, the By-laws or under section 145 of the General Corporation Law or any other provision of law.

         6.6 The provisions of this Section 6 shall be a contract between the Corporation, on the one hand, and each director and officer who serves in such capacity at any time while this Section 6 is in effect and any other person entitled to indemnification hereunder, on the other hand, pursuant to which the Corporation and each such director, officer, or other person intend to be, and shall be, legally bound. No repeal or modification of this Section 6 shall affect any rights or obligations with respect to any state of facts then or theretofore existing or thereafter arising or any proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

         6.7 The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Section 6 shall be enforceable by any person entitled to such indemnification or reimbursement or advancement of expenses in any court of competent jurisdiction. The burden of proving that such indemnification or reimbursement or advancement of expenses is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board, its independent legal counsel and its stockholders) to have made a determina tion prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the Corporation (including its Board, its independent legal counsel and its stockholders) that such person is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such person is not so entitled. Such a person shall also be indemnified for any expenses incurred in connection with successfully establishing his or her right to such indemnification or reimbursement or advancement of expenses, in whole or in part, in any such proceeding.

         6.8 Any director or officer of the Corporation serving in any capacity with (a) another corporation of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation or (b) any employee benefit plan of the Corporation or any corporation referred to in clause (a) shall be deemed to be doing so at the request of the Corporation.

         6.9 Any person entitled to be indemnified or to reimbursement or advancement of expenses as a matter of right pursuant to this Section 6 may elect to have the right to indemnification or reimbursement or advancement of expenses interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the applicable Proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification or reimbursement or advancement of expenses is sought. Such election shall be made by a notice in writing to the Corporation, at the time indemnification or reimbursement or advancement of expenses is sought; provided, however, that if no such notice is given, the right to indemnification or reimbursement or advancement of expenses shall be determined by the law in effect at the time indemnification or reimbursement or advancement of expenses is sought.

         7. Adoption, Amendment and/or Repeal of By-Laws. Subject to such vote of stockholders as may be required by Section 5 of this Certificate of Incorporation, the Board may from time to time adopt, amend or repeal the By-laws of the Corporation; provided, however, that any By-laws adopted or amended by the Board may be amended or repealed, and any By-laws may be adopted, by the stockholders of the Corporation by such vote as may be required by
Section 5 of this Certificate of Incorporation plus the vote of the holders of a majority of the shares of stock of the Corporation entitled to vote in the election of directors of the Corporation.

         8. Documents. A copy of any document referred to herein will be furnished to any stockholder of record upon written request to the Corporation's secretary.

         IN WITNESS WHEREOF, the undersigned have executed this Certificate as of the 13th date of November, 2000.



                                            ----------------------------
                                            E. Kenneth Seiff, President

                                                                       Exhibit C


                                     BY-LAWS

                                       of

                                  BLUEFLY, INC.

                            (A Delaware Corporation)

                            ------------------------


                                    ARTICLE 1

                                   DEFINITIONS

         As used in these By-laws, unless the context otherwise requires, the term:

         1.1 "Assistant Secretary" means an Assistant Secretary of the Corporation.

         1.2 "Assistant Treasurer" means an Assistant Treasurer of the Corporation.

         1.3 "Board" means the Board of Directors of the Corporation.

         1.4 "By-laws" means the initial by-laws of the Corporation, as amended from time to time.

         1.5 "Certificate of Incorporation" means the initial certificate of incorporation of the Corporation, as amended, supplemented or restated from time to time.

         1.6 "Chairman" means the Chairman of the Board of Directors of the Corporation.

         1.7 "Corporation" means Bluefly Merger Sub, Inc.

         1.8 "Directors" means directors of the Corporation.

         1.9 "Entire Board" means all directors of the Corporation in office, whether or not present at a meeting of the Board, but disregarding vacancies.

         1.10 "General Corporation Law" means the General Corporation Law of the State of Delaware, as amended from time to time.

         1.11 "Office of the Corporation" means the executive office of the Corporation, anything in Section 131 of the General Corporation Law to the contrary notwithstanding.

         1.12 "President" means the President of the Corporation.

         1.13 "Secretary" means the Secretary of the Corporation.

         1.14 "Stockholders" means stockholders of the Corporation.

         1.15 "Treasurer" means the Treasurer of the Corporation.

         1.16 "Vice President" means a Vice President of the Corporation.


                                    ARTICLE 2
                                  STOCKHOLDERS

         2.1 Place of Meetings. Every meeting of stockholders shall be held at the office of the Corporation or at such other place within or without the State of Delaware as shall be specified or fixed in the notice of such meeting or in the waiver of notice thereof.

         2.2 Annual Meeting. A meeting of stockholders shall be held annually, or as soon as practicable thereafter, for the election of Directors and the transac tion of other business at such hour and on such business day in November or December or as may be determined by the Board and designated in the notice of meeting.

         2.3 Other Special Meetings. A special meeting of stockholders (other than a special meeting for the election of Directors), unless otherwise prescribed by statute, may be called at any time by the Board or by the President or by the Secretary. At any special meeting of stockholders only such business may be transacted as is related to the purpose or purposes of such meeting set forth in the notice thereof given pursuant to Section 2.5 hereof or in any waiver of notice thereof given pursuant to Section 2.6 hereof.

         2.4 Fixing Record Date. For the purpose of (a) determining the Stockholders entitled (i) to notice of or to vote at any meeting of Stockholders or any adjournment thereof, (ii) unless otherwise provided in the Certificate of Incorporation to express consent to corporate action in writing without a meeting or (iii) to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock; or (b) any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date was adopted by the Board and which record date shall not be (x) in the case of clause (a)(i) above, more than sixty nor less than ten days before the date of such meeting, (y) in the case of clause (a)(ii) above, more than 10 days after the date upon which the resolution fixing the record date was adopted by the Board and (z) in the case of clause
(a)(iii) or (b) above, more than sixty days prior to such action. If no such record date is fixed:

         2.4.1 the record date for determining Stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

         2.4.2 the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting (unless otherwise provided in the Certificate of Incorporation), when no prior action by the Board is required under the General Corporation Law, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded; and when prior action by the Board is required under the General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board adopts the resolution taking such prior action; and

         2.4.3 the record date for determining stockholders for any purpose other than those specified in Sections 2.4.1 and 2.4.2 shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

When a determination of Stockholders entitled to notice of or to vote at any meeting of Stockholders has been made as provided in this Section 2.4, such determination shall apply to any adjournment thereof unless the Board fixes a new record date for the adjourned meeting. Delivery made to the Corporation's registered office in accordance with Section 2.4.2 shall be by hand or by certified or registered mail, return receipt requested.

                  2.5 Notice of Meetings of Stockholders. Except as otherwise provided in Sections 2.4 and 2.6 hereof, whenever under the provisions of any statute, the Certificate of Incorporation or these By-laws, Stockholders are required or permitted to take any action at a meeting, written notice shall be given stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by any statute, the Certificate of Incorporation or these By-laws, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten nor more than sixty days before the date of the meeting, to each Stockholder entitled to notice of or to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with postage prepaid, directed to the Stockholder at his or her address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice required by this Section 2.5 has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called. If, however, the adjourn ment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.

                  2.6 Waivers of Notice. Whenever the giving of any notice is required by statute, the Certificate of Incorporation or these By-laws, a waiver thereof, in writing, signed by the Stockholder or Stockholders entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a Stockholder at a meeting shall constitute a waiver of notice of such meeting except when the Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Stockholders need be specified in any written waiver of notice unless so required by statute, the Certificate of Incorporation or these By-laws.

                  2.7 List of Stockholders. The Secretary shall prepare and make, or cause to be prepared and made, at least ten days before every meeting of Stockholders, a complete list of the Stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder. Such list shall be open to the examination of any Stockholder, the Stockholder's agent, or attorney, at the Stockholder's expense, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Stockholder who is present. The Corporation shall maintain the Stockholder list in written form or in another form capable of conversion into written form within a reasonable time. Upon the willful neglect or refusal of the Directors to produce such a list at any meeting for the election of Directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the Stockholders entitled to examine the stock ledger, the list of Stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of Stockholders.

         2.8 Quorum of Stockholders; Adjournment. Except as otherwise provided by any statute, the Certificate of Incorporation or these By-laws, the holders of a majority of all outstanding shares of stock entitled to vote at any meeting of Stockholders, present in person or represented by proxy, shall constitute a quorum for the transaction of any business at such meeting. When a quorum is once present to organize a meeting of Stockholders, it is not broken by the subsequent withdrawal of any Stockholders. The holders of a majority of the shares of stock present in person or represented by proxy at any meeting of Stockholders, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         2.9 Voting; Proxies. Unless otherwise provided in the Certificate of Incorporation, every Stockholder of record shall be entitled at every meeting of Stockholders to one vote for each share of capital stock standing in his or her name on the record of Stockholders determined in accordance with Section 2.4 hereof. If the Certificate of Incorporation provides for more or less than one vote for any share on any matter, each reference in the By-laws or the General Corporation Law to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock. The provisions of Sections 212 and 217 of the General Corporation Law shall apply in determining whether any shares of capital stock may be voted and the persons, if any, entitled to vote such shares; but the Corporation shall be protected in assuming that the persons in whose names shares of capital stock stand on the stock ledger of the Corporation are entitled to vote such shares. Holders of redeemable shares of stock are not entitled to vote after the notice of redemption is mailed to such holders and a sum sufficient to redeem the stocks has been deposited with a bank, trust company, or other financial institution under an irrevocable obligation to pay the holders the redemption price on surrender of the shares of stock. At any meeting of Stockholders (at which a quorum was present to organize the meeting), all matters, except as otherwise provided by statute or by the Certificate of Incorporation or by these By-laws, shall be decided by a majority of the votes cast at such meeting by the holders of shares present in person or represented by proxy and entitled to vote thereon, whether or not a quorum is present when the vote is taken. All elections of Directors shall be by written ballot unless otherwise provided in the Certificate of Incorporation. In voting on any other question on which a vote by ballot is required by law or is demanded by any Stockholder entitled to vote, the voting shall be by ballot. Each ballot shall be signed by the Stockholder voting or the Stockholder's proxy and shall state the number of shares voted. On all other questions, the voting may be viva voce. Each Stockholder entitled to vote at a meeting of Stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such Stockholder by proxy. The validity and enforceability of any proxy shall be determined in accordance with Section 212 of the General Corporation Law. A Stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary.

         2.10 Voting Procedures and Inspectors of Election at Meetings of Stockholders. The Board, in advance of any meeting of Stockholders, may appoint one or more inspectors to act at the meeting and make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed or is able to act at a meeting, the person presiding at the meeting may appoint, and on the request of any Stockholder entitled to vote thereat shall appoint, one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall (a) ascertain the number of shares outstanding and the voting power of each, (b) determine the shares represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board, the date and time of the opening and the closing of the polls for each matter upon which the Stockholders will vote at a meeting shall be determined by the person presiding at the meeting and shall be announced at the meeting. No ballot, proxies or votes, or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls unless the Court of Chancery of the State of Delaware upon application by a Stockholder shall determine otherwise.

         2.11 Organization. At each meeting of Stockholders, the President, or in the absence of the President, the Chairman, or if there is no Chairman or if there be one and the Chairman is absent, a Vice President, and in case more than one Vice President shall be present, that Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President, based on age, present), shall act as chairman of the meeting. The Secretary, or in his or her absence, one of the Assistant

Secretaries, shall act as secretary of the meeting. In case none of the officers above designated to act as chairman or secretary of the meeting, respectively, shall be present, a chairman or a secretary of the meeting, as the case may be, shall be chosen by a majority of the votes cast at such meeting by the holders of shares of capital stock present in person or represented by proxy and entitled to vote at the meeting.

         2.12 Order of Business. The order of business at all meetings of Stockholders shall be as determined by the chairman of the meeting, but the order of business to be followed at any meeting at which a quorum is present may be changed by a majority of the votes cast at such meeting by the holders of shares of capital stock present in person or represented by proxy and entitled to vote at the meeting.

         2.13 Written Consent of Stockholders Without a Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section 2.13, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those Stockholders who have not consented in writing.

                  2.14 Shareholder Proposals. No proposal for a Stockholder vote on any matter shall be submitted by a Stockholder to the Corporation's Stockholders unless the Stockholder submitting such proposal has submitted to the secretary of the Corporation a written notice setting forth with particularity (i) the name and business address of the Stockholder submitting such proposal and all persons acting in concert with such Stockholder; (ii) the name and address of the persons identified in clause (i), as they appear on the Corporation's books (if they so appear); (iii) the class and number of shares of the Corporation beneficially owned by the persons identified in clause (i); (iv) a description of the reasons for submitting such proposal; and (v) such other information as the Board reasonably determines is necessary or appropriate to enable the Board and Stockholders of the Corporation to consider such proposal. The written notice of a Stockholder proposal shall be delivered to the Secretary of the Corporation, at the principal office of the Corporation not later than
(i) with respect to a Stockholder proposal to be submitted at an annual meeting of Stockholders, ninety days prior to the date one year from the date of the immediately preceding annual meeting of Stockholders (and no earlier than one hundred twenty days prior to the date one year from the date of the immediately preceding annual meeting of Stockholders), and (ii) with respect to a Stockholder proposal to be submitted at a special meeting of Stockholders, the close of business on the tenth day following the date on which notice of such meeting is first given to Stockholders. The presiding officer at any Stockholders meeting may determine that any Stockholder proposal was not permissible under or was not made in accordance with the procedures prescribed in this Section 2.14 or is otherwise not in accordance with law, and if he or she should so determine, he or she shall so declare at the meeting and the Stockholder proposal shall be disregarded.

                                    ARTICLE 3

                                    Directors

         3.1 General Powers. Except as otherwise provided in the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may adopt such rules and regulations, not inconsistent with the Certificate of Incorporation or these By-laws or applicable laws, as it may deem proper for the conduct of its meetings and the management of the Corpo ration. In addition to the powers expressly conferred by these By-laws, the Board may exercise all powers and perform all acts that are not required, by these By-laws or the Certificate of Incorporation or by statute, to be exercised and performed by the Stockholders.

         3.2 Number; Qualification; Term of Office. The Board shall consist of one or more members. The number of Directors shall be fixed initially by the incorporator and may thereafter be changed from time to time by action of the stockholders or by action of the Board. Directors need not be stockholders. Each Director shall hold office until a successor is elected and qualified or until the Director's death, resignation or removal.

         3.3 Election. Directors shall, except as otherwise required by statute or by the Certificate of Incorporation, be elected by a plurality of the votes cast at a meeting of stockholders by the holders of shares entitled to vote in the election.

         3.4 Newly Created Directorships and Vacancies. Unless otherwise provided in the Certificate of Incorporation, newly created Directorships resulting from an increase in the number of Directors and vacancies occurring in the Board for any other reason, including the removal of Directors without cause, may be filled by the affirmative votes of a majority of the entire Board, although less than a quorum, or by a sole remaining Director, or may be elected by a plurality of the votes cast by the holders of shares of capital stock entitled to vote in the election at a special meeting of stockholders called for that purpose. A Director elected to fill a vacancy shall be elected to hold office until a successor is elected and qualified, or until the Director's earlier death, resignation or removal.

         3.5 Resignation. Any Director may resign at any time by written notice to the Corporation. Such resignation shall take effect at the time therein specified, and, unless otherwise specified in such resignation, the acceptance of such resignation shall not be necessary to make it effective.

         3.6 Removal. Subject to the provisions of Section 141(k) of the General Corporation Law, any or all of the Directors may be removed with or without cause by vote of the holders of a majority of the shares then entitled to vote at an election of Directors.

         3.7 Compensation. Each Director, in consideration of his or her service as such, shall be entitled to receive from the Corporation such amount per annum or such fees for attendance at Directors' meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such Director in connection with the performance of his or her duties. Each Director who shall serve as a member of any committee of Directors in consideration of serving as such shall be entitled to such additional amount per annum or such fees for attendance at committee meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such Director in the performance of his or her duties. Nothing contained in this
Section 3.7 shall preclude any Director from serving the Corporation or its subsidiaries in any other capacity and receiving proper compensation therefor.

         3.8 Times and Places of Meetings. The Board may hold meetings, both regular and special, either within or without the State of Delaware. The times and places for holding meetings of the Board may be fixed from time to time by resolution of the Board or (unless contrary to a resolution of the Board) in the notice of the meeting.

         3.9 Annual Meetings. On the day when and at the place where the annual meeting of stockholders for the election of Directors is held, and as soon as practicable thereafter, the Board may hold its annual meeting, without notice of such meeting, for the purposes of organization, the election of officers and the transaction of other business. The annual meeting of the Board may be held at any other time and place specified in a notice given as provided in Section 3.11 hereof for special meetings of the Board or in a waiver of notice thereof.

         3.10 Regular Meetings. Regular meetings of the Board may be held without notice at such times and at such places as shall from time to time be determined by the Board.

         3.11 Special Meetings. Special meetings of the Board may be called by the Chairman, the President or the Secretary or by any two or more Directors then serving on at least one day's notice to each Director given by one of the means specified in Section 3.14 hereof other than by mail, or on at least three days' notice if given by mail. Special meetings shall be called by the Chairman, President or Secretary in like manner and on like notice on the written request of any two or more of the Directors then serving.

         3.12 Telephone Meetings. Directors or members of any committee designated by the Board may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.12 shall constitute presence in person at such meeting.

         3.13 Adjourned Meetings. A majority of the Directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. At least one day's notice of any adjourned meeting of the Board shall be given to each Director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.14 hereof other than by mail, or at least three days' notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

         3.14 Notice Procedure. Subject to Sections 3.11 and 3.17 hereof, whenever, under the provisions of any statute, the Certificate of Incorporation or these By-laws, notice is required to be given to any Director, such notice shall be deemed given effectively if given in person or by telephone, by mail addressed to such Director at such Director's address as it appears on the records of the Corporation, with postage thereon prepaid, or by telegram, telex, telecopy, email or similar means addressed as aforesaid.

         3.15 Waiver of Notice. Whenever the giving of any notice is required by statute, the Certificate of Incorporation or these By-laws, a waiver thereof, in writing, signed by the person or persons entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors or a committee of Directors need be specified in any written waiver of notice unless so required by statute, the Certificate of Incorporation or these By-laws.

         3.16 Organization. At each meeting of the Board, the Chairman, or in the absence of the Chairman, the President, or in the absence of the President, a chairman chosen by a majority of the Directors present, shall preside. The Secretary shall act as secretary at each meeting of the Board. In case the Secretary shall be absent from any meeting of the Board, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all Assistant Secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

         3.17 Quorum of Directors. The presence in person of a majority of the entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board, but a majority of a smaller number may adjourn any such meeting to a later date.

         3.18 Action by Majority Vote. Except as otherwise expressly required by statute, the Certificate of Incorporation or these By-laws, an act approved by a majority of the votes of the Directors present at a meeting at which a quorum is present shall be the act of the Board.

         3.19 Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all Directors or members of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

                                    ARTICLE 4

                            COMMITTEES OF THE BOARD

                  The Board may, by resolution passed by a vote of a majority of the entire Board, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present and not disqualified from voting, whether or not such member or members constitute a quorum, may, by a unanimous vote, appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board passed as aforesaid, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be impressed on all papers that may require it, but no such committee shall have the power or authority of the Board in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation under section 251 or section 252 of the General Corporation Law, recommending to the stockholders (a) the sale, lease or exchange of all or substantially all of the Corporation's property and assets, or (b) a dissolution of the Corporation or a revocation of a dissolution, or amending the By-laws of the Corporation; and, unless the resolution designating it expressly so provides, no such committee shall have the power and authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law. Unless otherwise specified in the resolution of the Board designating a committee, at all meetings of such committee a majority of the total number of members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article 3 of these By-laws.

                                    ARTICLE 5

                                    OFFICERS

         5.1 Positions. The officers of the Corporation shall be a President, a Secretary, a Treasurer and such other officers as the Board may appoint, including a Chairman, one or more Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers, who shall exercise such powers and perform such duties as shall be determined from time to time by the Board. The Board may designate one or more Vice Presidents as Executive Vice Presidents and may use descriptive words or phrases to designate the standing, seniority or areas of special competence of the Vice Presidents elected or appointed by it. Any number of offices may be held by the same person unless the Certificate of Incorporation or these By-laws otherwise provide.

         5.2 Appointment. The officers of the Corporation shall be chosen by the Board at its annual meeting or at such other time or times as the Board shall determine.

         5.3 Compensation. The compensation of all officers of the Corporation shall be fixed by the Board. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that the officer is also a Director.

         5.4 Term of Office. Each officer of the Corporation shall hold office for the term for which he or she is elected and until such officer's successor is chosen and qualifies or until such officer's earlier death, resignation or removal. Any officer may resign at any time upon written notice to the Corporation. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. The resignation of an officer shall be without prejudice to the contract rights of the Corporation, if any. Any officer elected or appointed by the Board may be removed at any time, with or without cause, by vote of a majority of the entire Board. Any vacancy occurring in any office of the Corporation shall be filled by the Board. The removal of an officer without cause shall be without prejudice to the officer's contract rights, if any. The election or appointment of an officer shall not of itself create contract rights.

         5.5 Fidelity Bonds. The Corporation may secure the fidelity of any or all of its officers or agents by bond or otherwise.

         5.6 Chairman. The Chairman, if one shall have been appointed, shall preside at all meetings of the Board and shall exercise such powers and perform such other duties as shall be determined from time to time by the Board.

         5.7 President. The President shall be the Chief Executive Officer of the Corporation and shall have general supervision over the business of the Corporation, subject, however, to the control of the Board and of any duly authorized committee of Directors. The President shall preside at all meetings of the Stockholders and at all meetings of the Board at which the Chairman (if there be one) is not present. The President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-laws to some other officer or agent of the Corporation or shall be required by statute otherwise to be signed or executed and, in general, the President shall perform all duties incident to the office of President of a corporation and such other duties as may from time to time be assigned to the President by the Board.

         5.8 Vice Presidents. At the request of the President, or, in the President's absence, at the request of the Board, the Vice Presidents shall (in such order as may be designated by the Board, or, in the absence of any such designation, in order of seniority based on age) perform all of the duties of the President and, in so performing, shall have all the powers of, and be subject to all restrictions upon, the President. Any

Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments, except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-laws to some other officer or agent of the Corporation, or shall be required by statute otherwise to be signed or executed, and each Vice President shall perform such other duties as from time to time may be assigned to such Vice President by the Board or by the President.

     5.9 Secretary. The Secretary shall attend all meetings of the Board and of the Stockholders and shall record all the proceedings of the meetings of the Board and of the stockholders in a book to be kept for that purpose, and shall perform like duties for committees of the Board, when required. The Secretary shall give, or cause to be given, notice of all special meetings of the Board and of the stockholders and shall perform such other duties as may be prescribed by the Board or by the President, under whose supervision the Secretary shall be. The Secretary shall have custody of the corporate seal of the Corporation, and the Secretary, or an Assistant Secretary, shall have authority to impress the same on any instrument requiring it, and when so impressed the seal may be attested by the signature of the Secretary or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to impress the seal of the Corporation and to attest the same by such officer's signature. The Secretary or an Assistant Secretary may also attest all instruments signed by the President or any Vice President. The Secretary shall have charge of all the books, records and papers of the Corporation relating to its organization and management, shall see that the reports, statements and other documents required by statute are properly kept and filed and, in general, shall perform all duties incident to the office of Secretary of a corporation and such other duties as may from time to time be assigned to the Secretary by the Board or by the President.

     5.10 Treasurer. The Treasurer shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys and valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board; against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositaries of the Corporation signed in such manner as shall be determined by the Board and be responsible for the accuracy of the amounts of all moneys so disbursed; regularly enter or cause to be entered in books or other records maintained for the purpose full and adequate account of all moneys received or paid for the account of the Corporation; have the right to require from time to time reports or statements giving such information as the Treasurer may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same; render to the President or the Board, whenever the President or the Board shall require the Treasurer so to do, an account of the financial condition of the Corporation and of all financial trans actions of the Corporation; exhibit at all reasonable times the records and books of account to any of the Directors upon application at the office of the Corporation where such records and books are kept; disburse the funds of the Corporation as ordered by the Board; and, in general, perform all duties incident to the office of Treasurer of a corporation and such other duties as may from time to time be assigned to the Treasurer by the Board or the President.

         5.11 Assistant Secretaries and Assistant Treasurers. Assistant Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by the Board or by the President.

                                    ARTICLE 6

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

         6.1 Execution of Contracts. The Board, except as otherwise provided in these By-laws, may prospectively or retroactively authorize any officer or officers, employee or employees or agent or agents, in the name and on behalf of the Corporation, to enter into any contract or execute and deliver any instrument, and any such authority may be general or confined to specific instances, or otherwise limited.

         6.2 Loans. The Board may prospectively or retroactively authorize the President or any other officer, employee or agent of the Corporation to effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual, and for such loans and advances the person so authorized may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, and, when authorized by the Board so to do, may pledge and hypothecate or transfer any securities or other property of the Corporation as security for any such loans or advances. Such authority conferred by the Board may be general or confined to specific instances, or otherwise limited.

         6.3 Checks, Drafts, Etc. All checks, drafts and other orders for the payment of money out of the funds of the Corporation and all evidences of indebtedness of the Corporation shall be signed on behalf of the Corporation in such manner as shall from time to time be determined by resolution of the Board.

         6.4 Deposits. The funds of the Corporation not otherwise employed shall be deposited from time to time to the order of the Corporation with such banks, trust companies, investment banking firms, financial institutions or other depositaries as the Board may select or as may be selected by an officer, employee or agent of the Corporation to whom such power to select may from time to time be delegated by the Board.


                                    ARTICLE 7

                               STOCK AND DIVIDENDS

         7.1 Certificates Representing Shares. The shares of capital stock of the Corporation shall be represented by certificates in such form (consistent with the provisions of Section 158 of the General Corporation Law) as shall be approved by the Board. Such certificates shall be signed by the Chairman, the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and may be impressed with the seal of the Corporation or a facsimile thereof. The signatures of the officers upon a certificate may be facsimiles, if the certificate is countersigned by a transfer agent or registrar other than the Corporation itself or its employee. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may, unless otherwise ordered by the Board, be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         7.2 Transfer of Shares. Transfers of shares of capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof or by the holder's duly authorized attorney appointed by a power of attorney duly executed and filed with the Secretary or a transfer agent of the Corporation, and on surrender of the certificate or certificates representing such shares of capital stock properly endorsed for transfer and upon payment of all necessary transfer taxes. Every certificate exchanged, returned or surrendered to the Corporation shall be marked "Cancelled," with the date of cancellation, by the Secretary or an Assistant Secretary or the transfer agent of the Corporation. A person in whose name shares of capital stock shall stand on the books of the Corporation shall be deemed the owner thereof to receive dividends, to vote as such owner and for all other purposes as respects the Corporation. No transfer of shares of capital stock shall be valid as against the Corporation, its stockholders and creditors for any purpose, except to render the transferee liable for the debts of the Corporation to the extent provided by law, until such transfer shall have been entered on the books of the Corporation by an entry showing from and to whom transferred.

         7.3 Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board.

         7.4 Lost, Destroyed, Stolen and Mutilated Certificates. The holder of any shares of capital stock of the Corporation shall immediately notify the Corporation of any loss, destruction, theft or mutilation of the certificate representing such shares, and the Corporation may issue a new certificate to replace the certificate alleged to have been lost, destroyed, stolen or mutilated. The Board may, in its discretion, as a condition to the issue of any such new certificate, require the owner of the lost, destroyed, stolen or mutilated certificate, or his or her legal representatives, to make proof satisfactory to the Board of such loss, destruction, theft or mutilation and to advertise such fact in such manner as the Board may require, and to give the Corporation and its transfer agents and registrars, or such of them as the Board may require, a bond in such form, in such sums and with such surety or sureties as the Board may direct, to indemnify the Corporation and its transfer agents and registrars against any claim that may be made against any of them on account of the continued existence of any such certificate so alleged to have been lost, destroyed, stolen or mutilated and against any expense in connection with such claim.

         7.5 Rules and Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these By-laws or with the Certificate of Incorporation, concerning the issue, transfer and registration of certificates representing shares of its capital stock.

         7.6 Restriction on Transfer of Stock. A written restriction on the transfer or registration of transfer of capital stock of the Corporation, if permitted by Section 202 of the General Corporation Law and noted conspicuously on the certificate representing such capital stock, may be enforced against the holder of the restricted capital stock or any successor or transferee of the holder, including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder. Unless noted conspicuously on the certificate representing such capital stock, a restriction, even though permitted by Section 202 of the General Corporation Law, shall be ineffective except against a person with actual knowledge of the restriction. A restriction on the transfer or registration of transfer of capital stock of the Corporation may be imposed either by the Certificate of Incorporation or by an agreement among any number of stockholders or among such stockholders and the Corporation. No restriction so imposed shall be binding with respect to capital stock issued prior to the adoption of the restriction unless the holders of such capital stock are parties to an agreement or voted in favor of the restriction.

         7.7 Dividends, Surplus, Etc. Subject to the provisions of the Certificate of Incorporation and of law, the Board:

         7.7.1 may declare and pay dividends or make other distributions on the outstanding shares of capital stock in such amounts and at such time or times as it, in its discretion, shall deem advisable giving due consideration to the condition of the affairs of the Corporation;

         7.7.2 may use and apply, in its discretion, any of the surplus of the Corporation in purchasing or acquiring any shares of capital stock of the Corporation, or purchase warrants therefor, in accordance with law, or any of its bonds, debentures, notes, scrip or other securities or evidences of indebtedness; and

         7.7.3 may set aside from time to time out of such surplus or net profits such sum or sums as, in its discretion, it may think proper, as a reserve fund to meet contingencies, or for equalizing dividends or for the purpose of maintaining or increasing the property or business of the Corporation, or for any purpose it may think conducive to the best interests of the Corporation.


                                    ARTICLE 8

                                 INDEMNIFICATION

         8.1 Indemnity Undertaking. To the extent not prohibited by law, the Corporation shall indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a "Proceeding"), whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a Director or officer of the Corporation, or, at the request of the Corporation, is or was serving as a director or officer of any other corporation or in a capacity with comparable authority or responsibilities for any partnership, joint venture, trust, employee benefit plan or other enterprise (an "Other Entity"), against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees, disbursements and other charges). Persons who are not directors or officers of the Corporation (or otherwise entitled to indemnification pursuant to the preceding sentence) may be similarly indemnified in respect of service to the Corporation or to an Other Entity at the request of the Corporation to the extent the Board at any time specifies that such persons are entitled to the benefits of this Article 8.

                  8.2 Advancement of Expenses. The Corporation shall, from time to time, reimburse or advance to any Director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys' fees and disbursements, incurred in connection with any Proceeding, in advance of the final disposition of such Proceeding; provided, however, that, if required by the General Corporation Law, such expenses incurred by or on behalf of any Director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such Director or officer (or other person indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such Director, officer or other person is not entitled to be indemnified for such expenses.

                  8.3 Rights Not Exclusive. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article 8 shall not be deemed exclusive of any other rights to which a person seeking indemnification or reimbursement or advancement of expenses may have or hereafter be entitled under any statute, the Certificate of Incorporation, these By-laws, any agreement, any vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

         8.4 Continuation of Benefits. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article 8 shall continue as to a person who has ceased to be a Director or officer (or other person indemnified hereunder) and shall inure to the benefit of the executors, administrators, legatees and distributees of such person.

         8.5 Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of an Other Entity, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article 8, the Certificate of Incorporation or under section 145 of the General Corporation Law or any other provision of law.

         8.6 Binding Effect. The provisions of this Article 8 shall be a contract between the Corporation, on the one hand, and each Director and officer who serves in such capacity at any time while this Article 8 is in effect and any other person entitled to indemnification hereunder, on the other hand, pursuant to which the Corporation and each such Director, officer or other person intend to be, and shall be legally bound. No repeal or modification of this Article 8 shall affect any rights or obligations with respect to any state of facts then or theretofore existing or thereafter arising or any proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

         8.7 Procedural Rights. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article 8 shall be enforceable by any person entitled to such indemnification or reimbursement or advancement of expenses in any court of competent jurisdiction. The burden of proving that such indemnification or reimbursement or advancement of expenses is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel and its stock holders) to have made a determination prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the Corporation (including its Board of Directors, its independent legal counsel and its stockholders) that such person is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such person is not so entitled. Such a person shall also be indemnified for any expenses incurred in connection with successfully establishing his or her right to such indemnification or reimbursement or advancement of expenses, in whole or in part, in any such proceeding.

         8.8 Service Deemed at Corporation's Request. Any Director or officer of the Corporation serving in any capacity (a) another corporation of which a majority of the shares entitled to vote in the election of its directors is held, directly or indirectly, by the Corporation or (b) any employee benefit plan of the Corporation or any corporation referred to in clause (a) shall be deemed to be doing so at the request of the Corporation.

     8.9 Election of Applicable Law. Any person entitled to be indemnified or to reimbursement or advancement of expenses as a matter of right pursuant to this Article 8 may elect to have the right to indemnification or reimbursement or advancement of expenses interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the applicable Proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification or reimbursement or advancement of expenses is sought. Such election shall be made, by a notice in writing to the Corporation, at the time indemnification or reimbursement or advancement of expenses is sought; provided, however, that if no such notice is given, the right to indemnification or reimbursement or advancement of expenses shall be determined by the law in effect at the time indemnification or reimbursement or advancement of expenses is sought.

                                    ARTICLE 9

                                BOOKS AND RECORDS

     9.1 Books and Records. There shall be kept at the principal office of the Corporation correct and complete records and books of account recording the financial transactions of the Corporation and minutes of the proceedings of the stockholders, the Board and any committee of the Board. The Corporation shall keep at its principal office, or at the office of the transfer agent or registrar of the Corporation, a record containing the names and addresses of all stockholders, the number and class of shares held by each and the dates when they respectively became the owners of record thereof.

         9.2 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible written form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

         9.3 Inspection of Books and Records. Except as otherwise provided by law, the Board shall determine from time to time whether, and, if allowed, when and under what conditions and regulations, the accounts, books, minutes and other records of the Corporation, or any of them, shall be open to the stockholders for inspection.

                                   ARTICLE 10

                                      SEAL

         The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

                                   ARTICLE 11

                                   FISCAL YEAR

         The fiscal year of the Corporation shall be fixed, and may be changed, by resolution of the Board.

                                   ARTICLE 12

                              PROXIES AND CONSENTS

         Unless otherwise directed by the Board, the Chairman, the President, any Vice President, the Secretary or the Treasurer, or any one of them, may execute and deliver on behalf of the Corporation proxies respecting any and all shares or other ownership interests of any Other Entity owned by the Corporation appointing such person or persons as the officer executing the same shall deem proper to represent and vote the shares or other ownership interests so owned at any and all meetings of holders of shares or other ownership interests, whether general or special, and/or to execute and deliver consents respecting such shares or other ownership interests; or any of the aforesaid officers may attend any meeting of the holders of shares or other ownership interests of such Other Entity and thereat vote or exercise any or all other powers of the Corporation as the holder of such shares or other ownership interests.

                                   ARTICLE 13

                                EMERGENCY BY-LAWS

         Unless the Certificate of Incorporation provides otherwise, the following provisions of this Article 13 shall be effective during an emergency, which is defined as when a quorum of the Corporation's Directors cannot be readily assembled because of some catastrophic event. During such emergency:

         13.1 Notice to Board Members. Any one member of the Board or any one of the following officers: Chairman, President, any Vice President, Secretary, or Treasurer, may call a meeting of the Board. Notice of such meeting need be given only to those Directors whom it is practicable to reach, and may be given in any practical manner, including by publication and radio. Such notice shall be given at least six hours prior to commencement of the meeting.

         13.2 Temporary Directors and Quorum. One or more officers of the Corporation present at the emergency Board meeting, as is necessary to achieve a quorum, shall be considered to be Directors for the meeting, and shall so serve in order of rank, and within the same rank, in order of seniority. In the event that less than a quorum of the Directors are present (including any officers who are to serve as Directors for the meeting), those Directors present (including the officers serving as Directors) shall constitute a quorum.

         13.3 Actions Permitted To Be Taken. The Board as constituted in Section 13.2, and after notice as set forth in Section 13.1 may:

         13.3.1 prescribe emergency powers to any officer of the Corporation;

         13.3.2 delegate to any officer or Director, any of the powers of the Board;

         13.3.3 designate lines of succession of officers and agents, in the event that any of them are unable to discharge their duties;

         13.3.4 relocate the principal place of business, or designate successive or simultaneous principal places of business; and

         13.3.5 take any other convenient, helpful or necessary action to carry on the business of the Corporation.

                                   ARTICLE 14

                                   AMENDMENTS

         These By-laws may be amended or repealed and new By-laws may be adopted by a vote of the holders of shares entitled to vote in the election of Directors or by the Board. Any By-laws adopted or amended by the Board may be amended or repealed by the Stockholders entitled to vote thereon.

                                                                       Exhibit D

                                  BLUEFLY, INC.
                             1997 STOCK OPTION PLAN

SECTION 1. PURPOSE

         The purposes of this Bluefly, Inc. 1997 Stock Option Plan (the "Plan") are to encourage selected employees, consultants and directors of Bluefly, Inc. (together with any successor thereto, the "Company' ) and its Affiliates (as defined below) to acquire a proprietary interest in the growth and performance of the Company, to generate an increased incentive to contribute to the Company's future success and prosperity, thus enhancing the value of the Company for the benefit of its shareholders, and to enhance the ability of the Company and its Affiliates to attract and retain qualified individuals upon whom, in large measure, the sustained progress, growth, and profitability of the Company depend.

SECTION 2. DEFINITIONS

         As used in the Plan, the following terms shall have the meanings set forth below:

         (a) "Affiliate" shall mean any entity that, directly or through one or more intermediaries, is controlled by, controls or is under common control with the Company.

         (b) "Board" shall mean the Board of Directors of the Company.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         (d) "Committee" shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom is both a non-employee director within the meaning of Rule 16b-3 and an "outside director" as that term is defined for purposes of Section 162(m) of the Code.

         (e) "Consultant" shall mean any Person who contracts to provide services to the Company as an independent contractor.

         (f) "Fair Market Value" shall mean, with respect to Shares or other securities (i) the closing price per Share of the Shares on the principal exchange on which the Shares are then trading, if any, on such date, or, if the Shares were not traded on such date, then on the next preceding trading day during which a sale occurred; or (ii) if the Shares are not traded on an exchange but are quoted on NASDAQ or a successor quotation system, (1) the last sales price (if the Shares are then listed as a National Market Issue under the NASDAQ National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Shares on such date as reported by NASDAQ or such successor quotation system; or (iii) if the Shares are not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the Shares on such date as determined in good faith by the Committee; or
(iv) if the provisions of clauses (i), (ii) and (iii) shall not be applicable, the fair market value established by the Committee acting in good faith.

         (g) "Incentive Stock Option" shall mean an option granted under Section 6 of the Plan that meets the requirements of Section 422 of the Code or any successor provision thereto.

         (h) "Key Employee" shall mean any officer, director or other employee who is a regular full-time employee of the Company or its present and future Affiliates.

         (i) "Non-Employee Director" shall mean each member of the Board who is not an employee of the Company or any Affiliate.

         (j) "Non-Qualified Stock Option" shall mean an option granted under the Plan that is not an Incentive Stock Option.

         (k) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

         (1) "Option Agreement" shall mean a written agreement, contract, or other instrument or document evidencing an Option granted under the Plan.

         (m) "Participant" shall mean a Key Employee, Consultant or Non-Employee Director who has been granted an Option under the Plan.

         (n) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

         (o) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

         (p) "Shares" shall mean the common stock of the Company, $.01 par value, and such other securities or property as may become the subject of Options pursuant to an adjustment made under Section 4(b) of the Plan.

         (q) "Ten Percent Shareholder" shall mean a Person, who together with his or her spouse, children and trusts and custodial accounts for their benefit, immediately at the time of the grant of an Option and assuming its immediate exercise, would beneficially own, within the meaning of Section 424(d) of the Code, Shares possessing more than ten percent (10%) of the total combined voting power of all of the outstanding capital stock of the Company.

SECTION 3. ADMINISTRATION

         (a) Generally. The Plan shall be administered by the Committee. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Option shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Option, any shareholder of the Company or any Affiliate, and any employee of the Company or of any Affiliate.

         (b) Powers. Subject to the terms of the Plan and applicable law and except as provided in Section 7 hereof, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Options to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by Options; (iv) determine the terms and conditions of any Option; (v) determine whether, to what extent, and under what circumstances Options may be settled or exercised in cash, Shares, other Options, or other property, or canceled, forfeited, or suspended, and the method or methods by which Options may be settled, exercised, canceled, forfeited, or suspended; (vi) interpret and administer the Plan and any instruments or agreements relating to, or Options granted under, the Plan; (vii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

         (c) Reliance, Indemnification. The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. No member of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, or Options granted thereunder and all members of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 4. SHARES AVAILABLE FOR OPTIONS

         (a) Shares Available. Subject to adjustment as provided in Section
4(b):

               (i) Limitation on Number of Shares. Options issuable under the Plan are limited such that the maximum aggregate number of Shares which may issued to Key Employees, Consultants and Non- Employee Directors pursuant to, or by reason of, Options is 5,400,000. No Participant shall be granted in any one fiscal year Options to purchase more than 1,000,000 Shares. To the extent that an Option granted to a Participant ceases to remain outstanding by reason of termination of rights granted thereunder, forfeiture or otherwise, the Shares subject to such Option shall again become available for award under the Plan; provided, however, that in the case of the cancellation or termination of an Option in the same fiscal year that such Option was granted, both the canceled Option and the newly granted Option shall be counted in determining whether the recipient has received the maximum number of such Options under the Plan for such fiscal year.

               (ii) Accounting for Awards. For purposes of this Section 4, the number of Shares covered by an Option to (A) a Key Employee or Consultant or (B) a Non-Employee Director shall be counted on the date of grant of such Option against the aggregate number of Shares available for granting Options under the Plan to (x) Key Employees and Consultants or (y) Non-Employee Directors, respectively.

               (iii) Sources of Shares Deliverable Under Options. Any Shares delivered pursuant to an Option may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

         (b) Adjustments. In the event that the Committee shall determine that any (i) subdivision or consolidation of Shares, (ii) dividend or other distribution (in the form of Shares), (iii) recapitalization or other capital adjustment of the Company or (iv) merger, consolidation or other reorganization of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event (of a type described in Treasury Regulation Section 1.162-27(e)(2)(iii)(C)), affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem necessary to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the Plan, adjust any or all of (x) the number and type of Shares which thereafter may be made the subject of Options, (y) the number and type of Shares subject to outstanding Options, and
(z) the grant, purchase, or exercise price with respect to an Option or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Option, provided, however, in each case, that (i) with respect to Incentive Stock Options no such adjustment shall be authorized to the extent that such adjustment would cause the Plan to violate Section 422 of the Code or any successor provision thereto; (ii) each such adjustment shall be made in such manner as not to constitute a cancellation and reissuance of a Non-Qualified Stock Option for purposes of Section 162(m) of the Code, or the regulations promulgated thereunder, to the extent that such reissuance would result in the grant of such Options in excess of the maximum permitted to be granted to any Participant in any fiscal year; and (iii) the number of Shares subject to any Option denominated in Shares shall always be a whole number.

SECTION 5. ELIGIBILITY

         Options may be granted only to Key Employees, Consultants and Non-Employee Directors; provided, however, that Incentive Stock Options may be granted only to Key Employees. In determining the Persons to whom Options shall be granted and the number of Shares to be covered by each Option, the Committee shall take into account the nature of the Person's duties, such Person's present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan.

A Key Employee or Consultant who has been granted an Option or Options under the Plan may be granted an additional Option or Options, subject to such limitations as may be imposed by the Code on the grant of incentive Stock Options.

SECTION 6. OPTION

         The Committee is hereby authorized to grant Options to Participants upon the following terms and the conditions (except to the extent otherwise provided in Section 7) and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

               (a) Exercise Price. The purchase price per Share purchasable under Incentive Stock Options shall not be less than 100% of the Fair Market Value of a Share on the date of grant; provided that the purchase price per Share purchasable under Incentive Stock Options granted to Ten Percent Shareholders shall be not less than 110% of the Fair Market Value of a Share on the date of grant. The purchase price per Share purchasable under Non-Qualified Stock Options shall be the price determined by the Committee.

               (b) Option Term. The term of each Non-Qualified Stock Option shall be fixed by the Committee. The term of each Incentive Stock Option shall in no event be more than 10 years from the date of grant, or in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, 5 years from the date of grant.

               (c) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms in which, payment of the option price with respect thereto may be made or deemed to have been made (including, without limitation, (i) cash, Shares, outstanding Options or other consideration, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant option price and (ii) a broker-assisted cashless exercise program established by the Committee), provided in each case that such methods avoid "short-swing" profits to the Participant under Section 16(b) of the Securities Exchange Act of 1934, as amended. The payment of the exercise price of an Option may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.

               (d) Early Termination. The unexercised portion of any Option granted to a Key Employee or Consultant under the Plan will generally be terminated (i) thirty (30) days after the date on which the Key Employee's employment is terminated or the period of the Consultant's services ceases, as the case may be, for any reason other than (A) Cause (as defined below), (B) retirement or mental or physical disability, or (C) death; (ii) immediately upon the termination of the Key Employee's employment for Cause; (iii) in the case of any Incentive Stock Option, three months after the date on which the Key Employee's employment is terminated by reason of retirement or one year after the Key Employee's employment is terminated by reason of mental or physical disability, or in the case of any Non-Qualified Stock Option, three months after the date on which the Key Employee's employment is terminated or the period of the Consultant's services ceases, as the case may be, by reason of retirement or mental or physical disability, or in the discretion of the Committee up to one year after the date on which the Key Employee's employment is terminated or the period of the Consultant's services ceases, as the case may be, by reason of retirement or mental or physical disability; or (iv)(A) 12 months after the date on which the Key Employee's employment is terminated or the period of the Consultant's services ceases, as the case may be, by reason of the death of the Key Employee or the Consultant, as the case may be, or (B) three months after the date on which the Key Employee or the Consultant, as the case may be, shall die if such death shall occur during the three-month period following the termination of the Key Employee's employment or the cessation of the Consultant's services, as the case may be, by reason of retirement or mental or physical disability. The term "Cause," as used herein, shall mean (w) the Key Employee's willful misconduct or fraud in the performance of his duties under such Key Employee's employment arrangement with the Company, (x) the continued failure or refusal of the Key Employee (following written notice thereof) to carry out any reasonable request of the Board for the provision of services under such Key Employee's employment arrangement with the Company, (y) the material breach by the Key Employee of his employment arrangement with the Company or (z) the entering of a plea of guilty or nolo contendere to or the conviction of the Key Employee for a felony or any other criminal act involving moral turpitude, dishonesty, theft or unethical business conduct. For purposes of this paragraph (d), no act shall be considered willful unless done or omitted to be done not in good faith and without reasonable belief that such action or omission was in the best interest of the Company.

               (e) Incentive Stock Options. All terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder.

               (f) No Cash Consideration for Awards. Awards shall be granted for no cash consideration or such minimal cash consideration as may be required by applicable law.

               (g) Limits on Transfer of Options. Subject to Code Section 422, no Option and no right under any such Option, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Option upon the death of the Participant. Each Option, and each right under any such Option, shall be exercisable during the Participant's lifetime, only by the Participant or, if permissible under applicable law with respect to any Option that is not an Incentive Stock Option, by the Participant's guardian or legal representative. No Option and no right under any such Option, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

               (h) Term of Options. Except as set forth in Section 6(b) and
          Section 7, the term of each Option shall be for such period as may be determined by the Committee.

               (i) Share Certificates. All certificates for Shares or other securities of the Company delivered under the Plan pursuant to any Option or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other restrictions of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

SECTION 7. OPTIONS AWARDED TO NON-EMPLOYEE DIRECTORS

         Each Non-Employee Director who was a member of the Board on the Effective Date (defined hereafter) shall automatically be granted on such date a Non-Qualified Stock Option to purchase 5,000 Shares, subject to all of the provisions of the Plan. Each person who is either elected or appointed a Non-Employee Director, and who has not previously received a grant of Non-Qualified Stock Options pursuant to the Plan, shall automatically be granted a Non-Qualified Stock Option to purchase 3,750 Shares on the date of their appointment or election, subject to the provisions of the Plan. In addition, each Non-Employee Director who is a member of the Board on April 30 of a year during the term of the Plan beginning in calendar year 1998 shall automatically be granted a Non-Qualified Stock Option to purchase 3,750 Shares on May 1of the following year. All Options granted to Non-Employee Directors pursuant to the Plan shall (a) be (in the case of a grant under this Section 7) at an exercise price per Share equal to 100% of the Fair Market Value of a Share on the date of the grant; (b) have (in the case of a grant under this Section 7) a term of 10 years; (c) terminate (i) thirty (30) days after termination of a Non-Employee Director's service as a director of the Company for any reason other than retirement or mental or physical disability or death,

(ii) thirty (30) days after the date the Non-Employee Director ceases to serve as a director of the Company due to retirement or physical or mental disability, or in the discretion of the Committee up to one year after the date the Non-Employee Director ceases to serve as a director of the Company due to retirement or physical or mental disability or (iii)(A) 12 months after the date the Non-Employee Director ceases to serve as a director due to the death of the Non-Employee Director or (B) three months after the death of the Non-Employee Director if such death shall occur during the three month period following the date the Non-Employee Director ceased to serve as a director of the Company due to physical or mental disability; and (d) be otherwise on the same terms and conditions as all other Options granted pursuant to the Plan.

SECTION 8. AMENDMENT AND TERMINATION

         Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Option Agreement or in the Plan:

         (a) Amendments to the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, but no amendment without the approval of the shareholders of the Company shall be made if shareholder approval would be required under Section 162(m) of the Code, Section 422 of the Code, Rule 16b-3 or any other law or rule of any governmental authority, stock exchange or other self-regulatory organization to which the Company is subject. Neither the amendment, suspension or termination of the Plan shall, without the consent of the holder of such Option, alter or impair any rights or obligations under any Option theretofore granted.

         (b) Adjustments of Options Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(b) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent enlargement of the benefits or potential benefits to be made available under the Plan.

         (c) Correction of Defects, Omissions, and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Option in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 9. ELECTION TO HAVE SHARES WITHHELD

         (a) In combination with or in substitution for cash withholding or any other legal method of satisfying federal and state withholding tax liability, a Participant may elect to have Shares withheld by the Company or to have Shares sold in a broker-assisted transaction in order to satisfy federal and state withholding tax liability (a "share withholding election"), provided (i) the Committee shall have adopted procedures providing for a withholding election; and (ii) the share withholding election is made on or prior to the date on which the amount of withholding tax liability is determined (the "Tax Date"). If a Participant elects within thirty (30) days of the date of exercise to be subject to withholding tax on the exercise date pursuant to the provisions of Section 83(b) of the Code, then the share withholding election may be made during such thirty (30) day period. Notwithstanding the foregoing, a holder whose transactions in Common Stock are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, may make a share withholding election only if the following additional conditions are met: (i) the share withholding election is made no sooner than six (6) months after the date of grant of the Option, except, however, such six (6) month condition shall not apply if the Participant's death or disability (as shall be determined by the Committee) occurs within such six (6) month period; and (ii) the share withholding election is made (x) at least six (6) months prior to the Tax Date, or (y) during the period beginning on the third business day following the date of release of the Company's quarterly or annual financial results and ending on the twelfth business day following such date.

         (b) A share withholding election shall be deemed made when written notice of such election, signed by the Participant, has been hand delivered or transmitted by registered or certified mail to the Secretary of the Company at its then principal office. Delivery of said notice shall constitute an irrevocable election to have Shares withheld.

         (c) If a Participant has made a share withholding election pursuant to this Section 9, and (i) within thirty (30) days of the date of exercise of the Option, the Participant elects pursuant to the provisions of Section 83(b) of the Code to be subject to withholding tax on the date of exercise of the Option, then such Participant will be unconditionally obligated to immediately tender back to the Company the number of Shares having an aggregate fair market value (as determined in good faith by the Committee), equal to the amount of tax required to be withheld plus cash for any fractional amount, together with written notice to the Company informing the Company of the Participant's election pursuant to Section 83(b) of the Code; or (ii) if the Participant has not made an election pursuant to the provisions of Section 83(b) of the Code, then on the Tax Date, such Participant will be unconditionally obligated to tender back to the Company the number of Shares having an aggregate fair market value (as determined in good faith by the Committee), equal to the amount of tax required to be withheld plus cash for any fractional amount.

SECTION 10. VESTING LIMITATION ON INCENTIVE STOCK OPTIONS

         The Fair Market Value of Shares subject to Incentive Stock Options (determined as of the date such Incentive Stock Options are granted) exercisable for the first time by any individual during any calendar year shall in no event exceed $100,000.

SECTION 11. GENERAL PROVISIONS

         (a) No Rights to Awards. No Key Employee or Consultant shall have any claim to be granted any Option under the Plan, and there is no obligation for uniformity of treatment of Key Employees or Consultants or holders or beneficiaries of Options under the Plan. The terms and conditions of Options need not be the same with respect to each recipient.

         (b) No Limit on Other Plans. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

         (c) No Right to Employment. The grant of an Option shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Option Agreement.

         (d) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York and applicable Federal law.

         (e) Severability. If any provision of the Plan or any Option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, such provision shall be deemed void, stricken and the remainder of the Plan and any such Option shall remain in full force and effect.

         (f) No Trust or Fund Created. Neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

         (g) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Option, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

         (h) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision hereof.

SECTION 12. DEDUCTIBILITY OF COMPENSATION

         Prior to the end of the "reliance period" as defined in Treasury Regulation Section 1.162-27(f)(2), the Committee shall take such actions, if any, that it deems necessary or appropriate so that the compensation element of Non-Qualified Stock Options will qualify as "qualified performance-based compensation," within the meaning of Treasury Regulation Section 1.162-27(e).

SECTION 13. EFFECTIVE DATE OF THE PLAN

         The Plan is effective as of the closing of the Company's initial public offering (the "Effective Date").

SECTION 14. TERM OF THE PLAN

         The Plan shall continue until the earlier of (i) the date on which all Options issuable hereunder have been issued, (ii) the termination of the Plan by the Board or (iii) March 4, 2007. However, unless otherwise expressly provided in the Plan or in an applicable Option Agreement, any Option theretofore granted may extend beyond such date and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Option or to waive any conditions or rights under any such Option, and the authority of the Board to amend the Plan, shall extend beyond such date.

[FRONT]


                                  BLUEFLY, INC.
                                      PROXY
                        Annual Meeting, February 1, 2001


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints E. KENNETH SEIFF and JONATHAN MORRIS as Proxies, each with full power to appoint his substitute, and hereby authorizes them to appear and vote as designated on the reverse side, all shares of Common Stock and Series A Preferred Stock of Bluefly, Inc. held on record by the undersigned on December 15, 2000, at the Annual Meeting of Shareholders to be held on February 1, 2001, and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4, 5 and 6.

                (Continued and to be signed on the reverse side.)

[X]  Please mark your
     votes as in this
     example.


                                    VOTE FOR                     VOTE WITHHELD
                             all nominees listed at                AUTHORITY
                            right except as marked to          from all nominees
                               the contrary below
                                      [ ]                             [ ]
1. ELECTION
   OF DIRECTORS

   FOR, EXCEPT VOTE
   WITHHELD AS TO
   THE FOLLOWING
   NOMINEES (IF
   ANY):


                                                                 FOR        AGAINST      ABSTAIN

Nominees:  Class 1               2. PROPOSAL TO APPROVE THE      [ ]          [ ]          [ ]
           Red Burns                REINCORPORATION.
           Martin Miller
           Robert G. Stevens     3. PROPOSAL TO APPROVE THE      [ ]          [ ]          [ ]
                                    SOROS ISSUANCE.

                                 4. PROPOSAL TO APPROVE THE      [ ]          [ ]          [ ]
                                    PLAN AMENDMENTS.

                                 5. PROPOSAL TO RATIFY THE       [ ]          [ ]          [ ]
                                    APPOINTMENT OF INDEPENDENT
                                    ACCOUNTANTS.

                                 6. IN THEIR DISCRETION, THE NAMED PROXIES MAY VOTE ON SUCH OTHER
                                    BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR
                                    ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.



The undersigned acknowledges receipt of the accompanying Proxy Statement dated December 15, 2000.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE ANNUAL MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THE PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

                                                           DATE
--------------------------    -------------------------        --------------
SIGNATURE OF SHAREHOLDER      SIGNATURE IF HELD JOINTLY


NOTE: Please mark, date, sign and return this Proxy promptly using the enclosed envelope. When shares are held by joint tenants, both should sign. If signing as a attorney, executor, administrator, trustee or guardian, please give full title. If a corporation or partnership, please sign in corporate or partnership name by an authorized person.